Oppenheimer
Developing Markets Fund

Prospectus dated October 23, 2003

Oppenheimer  Developing  Markets Fund is a mutual fund that  aggressively  seeks long-term  capital  appreciation to make your investment grow. It invests mainly in common stocks of issuers in emerging and  developing  markets  throughout the world.

This Prospectus contains important  information about the Fund's objective,  its
investment   policies,   strategies  and  risks.  It  also  contains   important
information  about  how to buy and sell  shares  of the Fund and  other  account features.  Please read this Prospectus  carefully  before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved the Fund's
securities nor has it determined that this Prospectus is
accurate or complete. It is a criminal offense to
represent otherwise.

                                             (OppenheimerFunds logo)

CONTENTS

                  ABOUT THE FUND

            The Fund's Investment Objective and Principal Investment Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  ABOUT YOUR ACCOUNT

                  How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class N Shares

                  Special Investor Services
                  AccountLink
                  PhoneLink
                  OppenheimerFunds Internet Website
                  Retirement Plans

                  How to Sell Shares
                  By Mail
                  By Telephone

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S INVESTMENT  OBJECTIVE?  The Fund  aggressively  seeks capital appreciation.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests mainly in common stocks of issuers in emerging and developing markets throughout the world.

o Under normal market  conditions,  the Fund will invest at least 80% of its net assets plus borrowings for investment purposes,  in equity securities of issuers whose principal activities are in at least three developing markets.

o The Fund can (but is not required to) invest up to 100% of its total assets in foreign securities.

o The Fund  will  emphasize  investments  in  common  stocks  and  other  equity securities.

o The Fund will emphasize  investments in growth companies,  which can be in any market capitalization range.

HOW DOES  THE  PORTFOLIO  MANAGER  DECIDE  WHAT  SECURITIES  TO BUY OR SELL?  In
selecting  securities for the Fund, the Fund's portfolio manager looks primarily for foreign companies in developing markets with high growth potential.  He uses fundamental analysis of a company's financial statements,  management structure, operations and product development,  and considers the special factors and risks of the country in which the issuer operates. In seeking broad diversification of the Fund's portfolio, the portfolio manager currently searches for:

o Companies of different  capitalization ranges with strong market positions and the ability to take  advantage of barriers to entry in their  industry,  such as high start-up costs

o Companies with management that has a proven record

o Companies with newer or established businesses that are entering into a growth cycle

o Companies with the potential to withstand high market volatility

o Companies with strong  earnings  growth whose stock is selling at a reasonable price.

     In applying  these and other  selection  criteria,  the  portfolio  manager considers  the effect of  worldwide  trends on the  growth of  various  business sectors,  and looks for companies that may benefit from four main global trends:
development of new  technologies,  corporate  restructuring,  the growth of mass affluence and demographic changes. This strategy may change over time.

WHO IS THE FUND  DESIGNED  FOR? The Fund is designed  primarily  for  aggressive investors  seeking capital growth over the long term.  Those investors should be willing to assume the substantial  risks of short-term share price  fluctuations and losses  that are  typical for an  aggressive  growth fund  focusing on stock investments in developing and emerging  markets.  The Fund does not seek current income and the income from its  investments  will likely be small,  so it is not designed for investors needing income. Because of its focus on long-term growth, the Fund may be appropriate for some portion of a retirement plan investment for investors  with a high  risk  tolerance.  However,  the  Fund is not a  complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors,  described below. There is also the  risk  that  poor  security  selection  by the  Fund's  investment  Manager,
OppenheimerFunds,  Inc., will cause the Fund to underperform  other funds having similar objectives.

RISKS OF INVESTING IN STOCKS.  Stocks  fluctuate in price,  and their short-term volatility at times may be great.  Because the Fund invests  primarily in stocks of foreign growth companies,  the value of the Fund's portfolio will be affected by changes in the  foreign  stock  markets and the  special  economic  and other factors that might primarily affect the prices of markets in particular regions, such as Asia,  Latin America,  and Eastern  Europe.  Market risk will affect the
Fund's net asset  value per share,  which  will  fluctuate  as the values of the
Fund's portfolio  securities  change. The prices of individual stocks do not all move in the same  direction  uniformly  or at the  same  time.  Different  stock markets may behave differently from each other.

     Other factors can affect a particular  stock's price, such as poor earnings reports by the issuer,  loss of major customers,  major  litigation  against the issuer,  or  changes  in  government  regulations  affecting  the  issuer or its industry.

SPECIAL RISKS OF GROWTH STOCKS.  Stocks of growth  companies may provide greater opportunities  for  capital  appreciation  but may be more  volatile  than other stocks.  That  volatility  is likely to be even greater for growth  companies in emerging markets.

     The Fund can buy  stocks  of  companies  in any  capitalization  range  and focuses its  investments  on  securities  of companies  the Manager  thinks have growth possibilities.  Newer small companies may offer greater opportunities for capital  appreciation,  but they involve substantially greater risks of loss and price  fluctuations.  Their  stocks  may be less  liquid  than  those of  larger issuers. That means the Fund could have greater difficulty selling a security of a  smaller  issuer at an  acceptable  price,  especially  in  periods  of market volatility. That factor increases the potential for losses to the Fund. Also, it may take a  substantial  period of time  before  the Fund  realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

RISKS  OF  FOREIGN  INVESTING.   While  foreign  securities  may  offer  special
investment opportunities, there are also special risks. The change in value of a foreign  currency  against  the U.S.  dollar will result in a change in the U.S.
dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same  accounting  and disclosure  requirements  that U.S.
companies are subject to. Securities  issued by a foreign  government may not be supported by the "full faith and credit" of the government. The value of foreign investments may be affected by exchange  control  regulations,  expropriation or nationalization  of a company's assets,  foreign taxes,  delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad,  or other  political and economic  factors.  These risks could cause the prices of foreign  stocks to fall and could  therefore  depress the Fund's share prices.

Special  Risks of Emerging and  Developing  Markets.  Securities in emerging and developing  market  countries may offer  special  investment  opportunities  but investments in these  countries  present risks not found in more mature markets.
Securities may be more difficult to sell at an acceptable price and their prices may be more volatile than  securities  of companies in more  developed  markets.
Settlements  of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis.

Emerging markets may have less developed trading markets and exchanges. Emerging countries may have less developed  legal and accounting  systems and investments may be subject to greater risks of government  restrictions  on withdrawing  the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and  global  changes.  Governments  may be more  unstable  and  present greater risks of  nationalization or restrictions on foreign ownership of stocks of local companies.  These  investments may be substantially  more volatile than stocks of  issuers in the U.S.  and other  developed  countries  and may be very speculative.

HOW RISKY IS THE FUND OVERALL?  The risks described above  collectively form the overall  risk  profile  of the  Fund and can  affect  the  value  of the  Fund's investments,  its  investment  performance  and its price per share.  Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund.  When you redeem your shares,  they may be worth more or less than what you paid for them.  There is no  assurance  that the Fund will achieve its investment objective.

     The Fund is an aggressive  investment  vehicle,  and in the short term, its share prices can be expected to be  volatile.  The Fund  generally  does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices.  The Fund is designed for investors  willing to assume  greater risks in the hope of achieving long-term capital  appreciation.  It is likely to be subject to greater fluctuations in its share prices than funds that emphasize large  capitalization  domestic  stocks,  or funds that do not invest in foreign securities or emerging market securities, or funds that focus on both stocks and bonds.

An  investment  in the Fund is not a deposit  of any bank and is not  insured or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of  investing in the
Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the full  calendar  years  since the  Fund's  inception  and by showing how the average annual total returns of the Fund's  shares,  both before and after taxes,  compare to those of a broad-based  market index. The after-tax returns for the other classes of shares will vary.

     The after-tax  returns are shown for Class A shares only and are calculated using the historical  highest  individual  federal  marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.  In  certain  cases,  the  figure  representing  "Return  After  Taxes on
Distributions  and Sale of Fund  Shares"  may be higher  that the  other  return figures for the same period.  A higher  after-tax  return results when a capital loss occurs upon  redemption and  translates  into an assumed tax deduction that benefits the shareholder.  The after-tax returns are calculated based on certain assumptions  mandated by regulation and your actual after-tax returns may differ from those shown,  depending on your  individual  tax  situation.  The after-tax returns set forth below are not relevant to investors who hold their fund shares
through   tax-deferred   arrangements  such  as  401(k)  plans  or  IRAs  or  to
institutional   investors  not  subject  to  tax.  The  Fund's  past  investment performance, before and after taxes, is not necessarily an indication of how the
Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges and taxes are not included in the  calculations  of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.  For the period from 1/1/03  through  9/30/03,  the cumulative return (not annualized)  before taxes for Class A shares was 34.97%.  During the period shown in the bar chart, the highest return (not annualized)  before taxes for a calendar  quarter  was 39.24%  (4th Qtr `99) and the  lowest  return  (not annualized) before taxes for a calendar quarter was -23.18% (3rd Qtr `98).

Average Annual Total Returns    1 Year       5 Years              10 Years
for the periods ending                      (or life of         (or life of
December 31, 2002                           of class if     (or life of class if
                                            less)                   less)

Class A Shares (inception 11/18/96)

Return Before Taxes            -7.26%        4.02%                   5.78%
Return After Taxes
   on Distributions            -7.80%        3.31%                   4.85%
Return After Taxes
   on Distributions
 and Sales of Fund Shares      -4.42%        2.95%                   4.28%

Morgan Stanley Capital Int'l Emerging Mkts.

Free Index (reflects no
deduction for fees,            -7.97%        -6.67%                 -7.67%1
expenses or taxes)

Class B Shares
(inception 11/18/96)          -7.16%         4.14%                     6.02%

Class C Shares
(inception 11/18/96)          -3.28%         4.45%                     5.98%

Class N Shares
(inception 3/1/01)            -2.67%        -7.56%                     N/A

1.       From 11/30/96.

The Fund's average annual total returns include the applicable sales charge: for
Class A, the current  maximum  initial  sales charge of 5.75%;  for Class B, the contingent  deferred sales charges of 5% (1-year),  2% (5-years) and 1% (life of class); and for Class C and Class N, the 1% contingent deferred sales charge for the 1-year  period.  Because Class B shares  convert to Class A shares 72 months after  purchase,  Class B "life  of  class"  performance  does not  include  any contingent  deferred sales charge and uses Class A performance  for period after conversion.  The returns measure the  performance of a hypothetical  account and assume that all dividends and capital gains  distributions  have been reinvested in additional  shares.  The performance of the Fund's Class A shares is compared to the Morgan Stanley  Capital  International  Emerging  Markets Free Index,  an
unmanaged index of equity  securities of issuers in 25 developing  markets.  The
index  performance  includes   reinvestment  of  income  but  does  not  reflect
transaction  costs,  fees,  expenses or taxes. The Fund's  investments vary from those in the index.

Fees and Expenses of the Fund

The following  tables are provided to help you  understand the fees and expenses you may pay if you buy and hold  shares of the Fund.  The Fund pays a variety of expenses directly for management of its assets, administration,  distribution of its shares and other  services.  Those expenses are  subtracted  from the Fund's assets to  calculate  the Fund's net asset  values per share.  All  shareholders therefore  pay  those  expenses  indirectly.  Shareholders  pay  other  expenses directly,  such as sales  charges.  The  numbers  below are based on the  Fund's expenses during its fiscal year ended August 31, 2003.

Shareholder Fees (charges paid directly from your investment):

                                                Class A           Class B            Class C           Class N
                                                  Shares            Shares            Shares             Shares
-------------------------------------------- ----------------- ----------------- ------------------ -----------------
-------------------------------------------- ----------------- ----------------- ------------------ -----------------

Maximum Sales Charge (Load) on purchases

(as % of offering price)                          5.75%              None              None               None
-------------------------------------------- ----------------- ----------------- ------------------ -----------------
-------------------------------------------- ----------------- ----------------- ------------------ -----------------

Maximum Deferred Sales Charge (Load) (as %
of the lower of the original offering             None1              5%2                1%3               1%4
price or redemption proceeds)

-------------------------------------------- ----------------- ----------------- ------------------ -----------------
-------------------------------------------- ----------------- ----------------- ------------------ -----------------

Redemption Fee (as a Percentage of total          2.00%             2.00%              2.00%             2.00%
redemption Proceeds)5

-------------------------------------------- ----------------- -----------------
------------------  -----------------  1. A contingent deferred sales charge may apply to  redemptions of investments of $1 million or more ($500,000 for certain retirement  plan  accounts)  of  Class A  shares.  See "How to Buy  Shares"  for details.

2. Applies to redemptions in first year after purchase.  The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4.  Applies to shares  redeemed  within 18 months of a  retirement  plan's first purchase of Class N shares.

5. The  redemption  fee applies to the proceeds of Fund shares that are redeemed
(either by selling or

exchanging another Oppenheimer fund) within 30 days of their purchase.  See "How to Sell Shares" for more information on when the redemption fee will apply.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------------- ----------------- ----------------- ----------------- -----------------
                                                  Class A           Class B           Class C        Class N Shares
                                                   Shares            Shares            Shares
--------------------------------------------- ----------------- ----------------- ----------------- -----------------
--------------------------------------------- ----------------- ----------------- ----------------- -----------------

Management Fees                                    0.97%             0.97%             0.97%             0.97%

--------------------------------------------- ----------------- ----------------- ----------------- -----------------
--------------------------------------------- ----------------- ----------------- ----------------- -----------------
Distribution and/or Service (12b-1) Fees           0.24%             1.00%             1.00%             0.50%
--------------------------------------------- ----------------- ----------------- ----------------- -----------------
--------------------------------------------- ----------------- ----------------- ----------------- -----------------

Other Expenses                                     0.60%             0.70%             0.60%             0.61%

--------------------------------------------- ----------------- ----------------- ----------------- -----------------
--------------------------------------------- ----------------- ----------------- ----------------- -----------------

Total Annual Operating Expenses                    1.81%             2.67%             2.57%             2.08%

--------------------------------------------- ----------------- ----------------- ----------------- -----------------

Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial expenses,  and accounting and legal expenses the Fund pays. The "Other
Expenses" in the table are based on, among other things, the fees the Fund would have  paid if the  transfer  agent had not  waived a portion  of its fee under a voluntary  undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes.  That  undertaking may be amended or withdrawn at any time. After the waiver,  the actual "Other Expenses" and "Total
Annual Operating Expenses" as percentages of average daily net assets were 0.55%
and  1.76% for  Class A  shares,  0.55% and 2.52% for Class B shares,  0.55% and
2.52% for Class C shares and 0.52% and 1.99% for Class N shares.

EXAMPLES.  The  following  examples are intended to help you compare the cost of investing  in the Fund with the cost of investing  in other  mutual  funds.  The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

     The first example  assumes that you redeem all of your shares at the end of those  periods.  The second  example  assumes  that you keep your  shares.  Both examples also assume that your investment has a 5% return each year and that the class's  operating  expenses remain the same. Your actual costs may be higher or lower because  expenses  will vary over time.  Based on these  assumptions  your expenses would be as follows:

---------------------------------- --------------------- -------------------- ------------------- -------------------
If shares are redeemed:                   1 Year               3 Years             5 Years             10 Years
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class A Shares                             $748                $1,112               $1,499              $2,579
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class B Shares                             $770                $1,129               $1,615             $2,6041

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class C Shares                             $360                 $799                $1,365              $2,905
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class N Shares                             $311                 $652                $1,119              $2,410

---------------------------------- --------------------- -------------------- ------------------- -------------------

---------------------------------- --------------------- -------------------- ------------------- -------------------
If shares are not redeemed:               1 Year               3 Years             5 Years             10 Years
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class A Shares                             $748                $1,112               $1,499              $2,579
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class B Shares                             $270                 $829                $1,415             $2,6041

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class C Shares                             $260                 $799                $1,365              $2,905
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class N Shares                             $211                 $652                $1,119              $2,410

---------------------------------- --------------------- -------------------- ------------------- -------------------

In the first example,  expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example,  the Class A expenses include the sales charge, but Class B,
Class C and Class N  expenses  do not  include  the  contingent  deferred  sales charges.

1. Class B expenses for years 7 through 10 are based on Class A expenses because
Class B shares automatically convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of the Fund's portfolio  among  different  investments  will  vary over  time  based  upon the
Manager's  evaluation of economic and market trends.  The Fund's portfolio might not always include all of the different  types of investments  described in this
Prospectus.  The  Statement of  Additional  Information  contains  more detailed information about the Fund's investment policies and risks.

     The  Manager  tries to reduce  risks by  carefully  researching  securities before they are  purchased.  The Fund  attempts to reduce its exposure to market risks by  diversifying  its  investments,  that is, by not holding a substantial amount of stock of any one company and by not  investing  too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate 25%
or more of its assets in  investments in any one industry.  However,  changes in the overall  market prices of securities  can occur at any time. The share price of the Fund will change  daily based on changes in market  prices of  securities and market conditions, and in response to other economic events.

     To  determine  if an  issuer's  principal  activities  are in a  developing market,  the Manager considers a number of factors,  such as where the issuer is organized,  the principal trading market for its securities,  the sources of its revenues  and the  location  of its  assets.  Investments  in  Stocks  of Growth
Companies. The Manager looks for stocks of companies that have growth potential.
Growth  companies may be companies that are developing new products or services, that have  relatively  favorable  prospects,  or that are expanding into new and growing  markets.  Growth  companies  include  established  companies  that  are entering a growth cycle, they can also include newer companies, whose securities pose greater  risks of loss and can result in greater  volatility  in the Fund's share prices.

Growth  companies may be providing new products or services that can enable them to capture a dominant or important market position. They may have a special area of  expertise or the  capability  to take  advantage  of changes in  demographic factors in a more profitable way than larger, more established companies.

Newer  growth  companies  tend to  retain  a large  part of their  earnings  for research,  development or investment in capital assets.  Therefore,  they do not tend to emphasize paying dividends, and may not pay any dividends for some time.
They are  selected  for the Fund's  portfolio  because the Manager  believes the price of the stock will increase over the long term.

o Cyclical Opportunities.  The Fund may seek to take advantage of changes in the business  cycle by investing in companies that are sensitive to those changes if the Manager believes they have growth potential.  For example,  when the economy is expanding,  companies in the consumer  durables and technology  sectors might benefit and present  long-term  growth  opportunities.  The Fund may try to take tactical advantage of short-term market movements or events affecting particular issuers or  industries.  If those  events do not occur,  the value of the Fund's investment could decline.

o Industry and Regional  Focus.  At times,  the Fund might increase the relative emphasis of its  investments in a particular  industry or group of industries or in a particular region of the world.  Stocks of issuers in a particular industry or region might be affected by changes in economic  conditions  or by changes in government  regulations,  availability of basic resources or supplies,  or other events that affect that  industry or region more than others.  If the Fund has a greater emphasis on investments in a particular  industry or group of industries or region,  its share values may fluctuate in response to events affecting those industries or that region.

CAN THE FUND'S  INVESTMENT  OBJECTIVE AND POLICIES  CHANGE?  The Fund's Board of
Trustees can change  non-fundamental  investment  policies  without  shareholder approval,  although  significant changes will be described in amendments to this
Prospectus.  Shareholders  will receive 60 days advance  notice of any change in the 80% investment  requirement described under What Does The Fund Mainly Invest
In? Fundamental policies cannot be changed without the approval of a majority of the Fund's  outstanding  voting  shares.  The Fund's  investment  objective is a fundamental policy. Other investment  restrictions that are fundamental policies are listed in the Statement of Additional  Information.  An investment policy is
not   fundamental   unless  this  Prospectus  or  the  Statement  of  Additional
Information says that it is.

OTHER INVESTMENT  STRATEGIES.  To seek its objective,  the Fund can also use the investment  techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Other Equity  Securities.  While the Fund mainly buys common stocks, it can also buy preferred  stocks and securities  convertible into common stock and can hold rights and warrants.  The Manager  considers some  convertible  securities to be
"equity  equivalents"  because of the conversion  feature and in that case their credit  rating has less impact on the  investment  decision  than in the case of other debt securities.

Investing in Special Situations. At times the Fund can use aggressive investment techniques,  seeking to benefit from what the portfolio  manager perceives to be special  situations.  These include  mergers,  reorganizations  or other unusual events expected to affect a particular issuer. However, there is a risk that the expected  change or event  might not occur,  which  could cause the price of the security to fall.

Investing  in  Small,  Unseasoned  Companies.  The Fund  can  invest  in  small, unseasoned companies.  These are companies that have been in operation less than three years,  including the  operations of any  predecessors.  These  securities might have limited liquidity and their prices can be very volatile.

Domestic  Securities.  The Fund does not expect to hold  significant  amounts of investments in U.S. issuers. However, it can hold common and preferred stocks of
U.S. companies as well as their debt securities.

Debt Securities. The Fund can invest up to 35% of its assets in debt securities.
This can include debt securities of foreign companies and governments, including those in developing countries.  However, the Fund does not invest for income and does not expect to invest  significant  amounts in debt securities,  unless they are  convertible  securities  considered  to be  "equity  equivalents,"  or debt securities purchased for temporary defensive or liquidity purposes.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market,  making it difficult to value them or dispose of them promptly at an acceptable  price.  Restricted  securities may have terms that limit their  resale to other  investors or may require  registration  under applicable  securities laws before they may be sold publicly.  The Fund will not invest  more than 15% of its net assets in illiquid  or  restricted  securities.
Certain  restricted  securities  that  are  eligible  for  resale  to  qualified institutional  purchasers  are not subject to that limit.  The Manager  monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative  Investments.  The Fund can invest in a number of different  kinds of
"derivative"  investments.  In general  terms,  a  derivative  investment  is an investment  contract  whose value  depends on or is derived from the value of an underlying  asset,  interest  rate or index.  In the  broadest  sense,  options, futures  contracts,  and other  hedging  instruments  the Fund  might use may be considered  "derivative"  investments.  The  Fund can use  derivatives  to hedge investment risks or to seek increased  returns.  The Fund currently does not use derivatives  to a significant  degree and is not required to use them in seeking its objective.

Derivatives have risks. If the issuer of the derivative  investment does not pay the  amount  due,  the Fund can lose  money on the  investment.  The  underlying security  or  investment  on which a  derivative  is based,  and the  derivative itself,  might not perform  the way the  Manager  expected it to. As a result of these risks,  the Fund could lose money on its  investment or its hedge might be unsuccessful.  As  a  result,  the  Fund's  share  prices  could  fall.  Certain derivative investments held by the Fund may be illiquid.

Hedging.  The Fund can buy and sell future contracts,  put and call options, and forward contracts.  These are all referred to as "hedging instruments." The Fund does not currently use hedging extensively nor for speculative  purposes. It has limits  on  its  use  of  hedging.  The  Fund  is not  required  to use  hedging instruments in seeking its objective.  Some hedging  strategies  could hedge the
Fund's portfolio against price fluctuations. Other hedging strategies would tend to increase the Fund's  exposure to the  securities  market.  Forward  contracts could be used to try to manage  foreign  currency  risks on the  Fund's  foreign investments.

There are also special risks in particular hedging  strategies.  Options trading involves the payment of premiums and has special tax effects on the Fund. If the
Manager used a hedging  instrument at the wrong time or judged market conditions incorrectly,  the strategy could reduce the Fund's  return.  The Fund could also experience  losses if prices  of its  futures  and  options  positions  were not correlated  with its other  investments  or if it could not close out a position because of an illiquid market.

Portfolio  Turnover.  The Fund's investment process may cause the Fund to engage in active and frequent  trading.  Therefore,  the Fund may engage in  short-term trading  while trying to achieve its  objective.  Portfolio  turnover  increases brokerage  costs the Fund pays (and reduces  performance).  If the Fund realizes capital gains when it sells its  portfolio  investments,  it must  generally pay those gains out to  shareholders,  increasing their taxable  distributions.  The
Financial  Highlights  table  at the end of this  Prospectus  shows  the  Fund's portfolio turnover rates during prior fiscal years.

Temporary  Defensive  and Interim  Investments.  In times of adverse or unstable market, economic or political conditions,  the Fund can invest up to 100% of its assets in temporary  investments that are inconsistent with the Fund's principal investment strategies. Generally they would be cash or cash equivalents, such as
U.S.  Treasury  Bills  and  other  short-term  U.S.  government  obligations  or high-grade  commercial paper. The Fund could also hold these types of securities pending the  investment  of proceeds  from the sale of fund shares or  portfolio securities or to meet anticipated  redemptions of Fund shares. To the extent the
Fund  invests  defensively  in  these  securities,  it  might  not  achieve  its investment objective.

How the Fund Is Managed

THE  MANAGER.  The  Manager  chooses  the Fund's  investments  and  handles  its day-to-day business. The Manager carries out its duties, subject to the policies established  by the  Fund's  Board of  Trustees,  under an  investment  advisory agreement  that states the Manager's  responsibilities.  The agreement  sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

     The Manager has operated as an investment  advisor since January 1960.  The
Manager and its  subsidiaries and controlled  affiliates  managed more than $135 billion in assets as of September 30, 2003,  including other Oppenheimer  funds, with more than 7 million  shareholder  accounts.  The  Manager is located at Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10080.

Portfolio  Manager.  The  portfolio  manager of the Fund is Rajeev  Bhaman.  Mr.
Bhaman has been  principally  responsible  for the day-to-day  management of the
Fund's portfolio since its inception in 1996. He is a Vice President of the Fund and of the Manager.

Advisory  Fees.  Under  the  investment  advisory  agreement,  the Fund pays the
Manager an advisory fee at an annual rate that declines on additional  assets as the Fund grows:  1.00% of the first $250 million of average annual net assets of the Fund,  0.95% of the next $250  million,  0.90% of the next $500  million and
0.85% of average  annual net assets over $1 billion.  The Fund's  management fee for its last fiscal year ended  August 31, 2003 was 0.97% of average  annual net assets for each class of shares.

ABOUT YOUR ACCOUNT

How to Buy Shares

You can buy shares  several ways, as described  below.  The Fund's  Distributor,
OppenheimerFunds  Distributor,  Inc.,  may  appoint  servicing  agents to accept purchase (and redemption) orders. The Distributor,  in its sole discretion,  may reject any purchase  order for the Fund's  shares.  Buying  Shares  Through Your
Dealer. You can buy shares through any dealer,  broker or financial  institution that has a sales  agreement  with the  Distributor.  Your dealer will place your order with the Distributor on your behalf.

Buying Shares Through the Distributor.  Complete an OppenheimerFunds New Account
Application and return it with a check payable to "OppenheimerFunds Distributor,
Inc." Mail it to P.O.  Box 5270,  Denver,  Colorado  80217.  If you don't list a dealer on the application,  the Distributor will act as your agent in buying the shares.  However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is  appropriate  for you.

o Paying by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the  Distributor's  Wire Department at 1.800.225.5677 to notify the
Distributor of the wire and to receive further instructions.

o Buying Shares Through OppenheimerFunds  AccountLink. With AccountLink, you pay
for shares by electronic  funds  transfers  from your bank  account.  Shares are purchased for your account by a transfer of money from your bank account through the Automated  Clearing House (ACH) system.  You can provide those  instructions automatically,  under an Asset Builder Plan,  described  below,  or by telephone instructions  using  OppenheimerFunds  PhoneLink,  also described below.  Please refer to "AccountLink," below for more details.

o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund automatically  each  month  from  your  account  at a bank  or  other  financial institution  under an Asset  Builder Plan with  AccountLink.  Details are in the
Asset Builder Application and the Statement of Additional Information.

WHAT IS THE MINIMUM  AMOUNT YOU MUST  INVEST?  In most  cases,  you can buy Fund shares  with  a  minimum  initial  investment  of  $1,000  and  make  additional investments  at any time  with as  little as $50.  There  are  reduced  minimums available under the following special investment plans:

If you  establish  one of the  many  types  of  retirement  plan  accounts  that
OppenheimerFunds  offers,  more fully  described  below under "Special  Investor
Services," you can start your account with as little as $500.

o By using an Asset Builder Plan or Automatic  Exchange Plan (details are in the
Statement of Additional Information), or government allotment plan, you can make subsequent  investments  (after  making the initial  investment  of $500) for as little as $50.  For any type of  account  established  under one of these  plans prior to November 1, 2002, the minimum additional investment will remain $25.

o The minimum  investment  requirement  does not apply to reinvesting  dividends from  the  Fund or  other  Oppenheimer  funds  (a list  of them  appears  in the
Statement  of  Additional  Information,  or you can ask your  dealer or call the
Transfer Agent), or reinvesting  distributions  from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price, which is the net asset value per share plus any initial  sales charge that  applies.  The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado,  or after any agent  appointed by the
Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange ("the Exchange"), on each day the
Exchange  is open for  trading  (referred  to in this  Prospectus  as a "regular business day"). The Exchange normally closes at 4:00 P.M., Eastern time, but may close  earlier on some days.  All  references  to time in this  Prospectus  mean
"Eastern time".

The net asset value per share is  determined by dividing the value of the Fund's net  assets  attributable  to a class by the number of shares of that class that are outstanding.  To determine net asset value, the Fund's Board of Trustees has established  procedures  to value the Fund's  securities,  in general,  based on market value. The Board has adopted special  procedures for valuing illiquid and restricted  securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays,  the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

If, after the close of the principal market on which a security held by the Fund is traded,  and before the time the Fund's  securities  are priced  that day, an event  occurs that the Manager  deems  likely to cause a material  change in the value of such security, the Fund's Board of Trustees has authorized the Manager, subject to the Board's  review,  to ascertain a fair value for such security.  A security's  valuation  may differ  depending on the method used for  determining value.

The Offering  Price. To receive the offering price for a particular day, in most cases the  Distributor  or its  designated  agent must receive your order by the time the  Exchange  closes that day. If your order is received on a day when the
Exchange  is closed or after it has  closed,  the order  will  receive  the next offering price that is determined after your order is received.

Buying Through a Dealer.  If you buy shares  through a dealer,  your dealer must receive  the  order  by  the  close  of  the  Exchange  and  transmit  it to the
Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price unless  your  dealer has made  alternative  arrangements  with the  Distributor.
Otherwise, the order will receive the next offering price that is determined.

WHAT  CLASSES OF SHARES DOES THE FUND  OFFER?  The Fund  offers  investors  four
different  classes  of  shares.   The  different  classes  of  shares  represent
investments in the same portfolio of securities,  but the classes are subject to different  expenses and will likely have  different  share prices.  When you buy shares,  be sure to specify  the class of shares.  If you do not choose a class, your investment will be made in Class A shares.

Class A Shares.  If you buy Class A shares,  you pay an initial sales charge (on investments up to $1 million for regular  accounts or lesser amounts for certain retirement  plans).  The amount of that sales charge will vary  depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A
Shares?" below.

Class B Shares.  If you buy Class B shares,  you pay no sales charge at the time of purchase,  but you will pay an annual  asset-based  sales charge. If you sell your shares  within 6 years of buying them,  you will  normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares,  as described in "How Can You Buy Class B Shares?"
below.

Class C Shares.  If you buy Class C shares,  you pay no sales charge at the time of purchase,  but you will pay an annual  asset-based  sales charge. If you sell your shares within 12 months of buying them,  you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C Shares?"
below.

Class N Shares.  If you buy Class N shares  (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within
18 months of the retirement  plan's first  purchase of Class N shares,  you may pay a contingent  deferred  sales charge of 1.0%,  as described in "How
Can You Buy Class N Shares?" below.

     WHICH CLASS OF SHARES  SHOULD YOU CHOOSE?  Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor.  Some factors to consider are how much you plan to invest and how long you plan to hold your  investment.  If your goals and objectives  change over time and you plan to purchase  additional shares,  you should re-evaluate those factors to see if you should consider another class of shares.  The Fund's  operating costs that apply to a class of shares and the effect of the  different  types of sales  charges on your investment will vary your investment results over time.

     The  discussion  below  is  not  intended  to  be  investment  advice  or a recommendation,  because each investor's financial considerations are different.
The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course,  these examples are based on  approximations  of the effects of current  sales  charges and expenses projected over time, and do not detail all of the  considerations in selecting a class of shares.  You should analyze your options  carefully with your financial advisor before making that choice.

     How Long Do You  Expect to Hold Your  Investment?  While  future  financial needs cannot be predicted  with  certainty,  knowing how long you expect to hold your investment will assist you in selecting the appropriate  class of shares.  Because of the effect of  class-based  expenses,  your choice will also depend on how much you plan to invest. For example,  the reduced sales charges  available  for larger  purchases of Class A shares may, over time, offset  the effect of paying an initial  sales  charge on your  investment, compared to the effect over time of higher  class-based  expenses on shares of Class  B,  Class C or Class N. For  retirement  plans  that  qualify  to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

     o Investing for the Shorter Term. While the Fund is meant to be a long-term investment,  if you have a relatively  short-term  investment horizon (that is, you plan to hold your shares for not more than six  years),  you should most likely invest in Class A or Class C shares rather than Class B shares.
     That is  because  of the effect of the Class B  contingent  deferred  sales charge if you redeem within six years, as well as the effect of the Class B asset-based  sales  charge on the  investment  return for that class in the short-term.  Class C shares might be the appropriate choice (especially for investments  of less than  $100,000),  because  there is no  initial  sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However,  if you plan to invest more than  $100,000  for the shorter  term, then as your investment  horizon increases toward six years, Class C shares might not be as advantageous as Class A shares.  That is because the annual asset-based  sales  charge on Class C shares will have a greater  impact on your account over the longer term than the reduced  front-end  sales charge available for larger purchases of Class A shares.

          And for  non-retirement  plan investors who invest $1 million or more, in most cases Class A shares will be the most advantageous  choice, no matter how long you intend to hold your shares.  For that reason,  the
          Distributor  normally will not accept  purchase  orders of $500,000 or more of Class B shares or $1 million or more of Class C shares  from a single investor.

          o  Investing  for the  Longer  Term.  If you are  investing  less than
          $100,000 for the longer-term,  for example for retirement,  and do not expect to need access to your money for seven  years or more,  Class B shares may be appropriate.

          Are There  Differences  in Account  Features  That Matter to You? Some
          account  features may not be available to Class B, Class C and Class N shareholders.  Other  features  may not be  advisable  (because of the effect of the  contingent  deferred sales charge) for Class B, Class C and Class N shareholders.  Therefore,  you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

          Additionally,  the  dividends  payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes  that are not  borne by Class A  shares,  such as the Class B,
          Class C and Class N asset-based  sales charge  described  below and in the Statement of Additional  Information.  Share certificates are only available for Class A shares. If you are considering using your shares as collateral for a loan, that may be a factor to consider.

          How Do Share  Classes  Affect  Payments  to Your  Broker?  A financial advisor may receive  different  compensation  for selling one class of shares than for selling  another  class.  It is  important to remember that Class B, Class C and Class N contingent  deferred  sales  charges and  asset-based  sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for  concessions  and  expenses  it  pays  to  dealers  and  financial institutions  for selling  shares.  The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions  based  upon the value of shares of the Fund owned by the dealer  or  financial  institution  for  its  own  account  or for its customers.

          SPECIAL  SALES  CHARGE  ARRANGEMENTS  AND  WAIVERS.  Appendix B to the
          Statement of Additional  Information  details the  conditions  for the waiver of sales charges that apply in certain  cases,  and the special sales  charge  rates that apply to  purchases of shares of the Fund by certain groups, or under specified  retirement plan arrangements or in other  special types of  transactions.  To receive a waiver or special sales charge rate,  you must advise the  Distributor  when  purchasing shares or the  Transfer  Agent when  redeeming  shares  that a special condition applies.

          HOW CAN YOU BUY  CLASS A  SHARES?  Class A  shares  are  sold at their offering  price,  which is  normally  net asset  value plus an initial sales charge.  However, in some cases,  described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value.  In other  cases,  reduced  sales  charges may be available,  as  described  below  or in the  Statement  of  Additional
          Information.  Out of the amount you invest,  the Fund receives the net asset value to invest for your account.

     The sales charge varies depending on the amount of your purchase. A portion of the sales  charge may be retained by the  Distributor  or  allocated  to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers.  The current sales charge rates and  concessions  paid to dealers and brokers are as follows:

  --------------------------------------------- --------------------- ---------------------- ----------------------
                                                Front-End Sales       Front-End Sales
                                                Charge As a           Charge As a            Concession As a
                                                Percentage of         Percentage of Net      Percentage of
  Amount of Purchase                            Offering Price        Amount Invested        Offering Price
  --------------------------------------------- --------------------- ---------------------- ----------------------
  --------------------------------------------- --------------------- ---------------------- ----------------------
  Less than $25,000                                    5.75%                  6.10%                  4.75%
  --------------------------------------------- --------------------- ---------------------- ----------------------
  --------------------------------------------- --------------------- ---------------------- ----------------------
  $25,000 or more but less than $50,000                5.50%                  5.82%                  4.75%
  --------------------------------------------- --------------------- ---------------------- ----------------------
  --------------------------------------------- --------------------- ---------------------- ----------------------
  $50,000 or more but less than $100,000               4.75%                  4.99%                  4.00%
  --------------------------------------------- --------------------- ---------------------- ----------------------
  --------------------------------------------- --------------------- ---------------------- ----------------------
  $100,000 or more but less than $250,000              3.75%                  3.90%                  3.00%
  --------------------------------------------- --------------------- ---------------------- ----------------------
  --------------------------------------------- --------------------- ---------------------- ----------------------
  $250,000 or more but less than $500,000              2.50%                  2.56%                  2.00%
  --------------------------------------------- --------------------- ---------------------- ----------------------
  --------------------------------------------- --------------------- ---------------------- ----------------------
  $500,000 or more but less than $1 million            2.00%                  2.04%                  1.60%
  --------------------------------------------- --------------------- ---------------------- ----------------------

          Can You Reduce Class A Sales Charges? You may be eligible to buy Class
          A shares at reduced  sales  charge  rates  under the Fund's  "Right of
          Accumulation"  or a Letter of Intent,  as described in "Reduced  Sales
          Charges" in the Statement of Additional Information.

          Class A Contingent  Deferred  Sales Charge.  There is no initial sales charge  on  purchases  of  Class  A  shares  of any one or more of the
          Oppenheimer  funds  aggregating $1 million or more, or on purchases of
          Class A shares of any one or more of the Oppenheimer  funds by certain retirement plans satisfied certain requirements prior to March 1, 2001
          ("grandfathered  retirement  accounts").  Qualified  retirement  plans
          (other than grandfathered  retirement  accounts,  single 401(k) plans,
          SEP IRAs and SIMPLE IRAs) are not permitted to purchase Class A shares without an initial  sales  charge but subject to a Class A  contingent deferred  sales  charge,  as described  below.  The  Distributor  pays dealers of record  concessions in an amount equal to 1.0% of purchases of $1 million or more other than by grandfathered retirement accounts.
          For grandfathered  retirement accounts, the concession is 0.75% of the first $2.5 million of  purchases  plus 0.25% of purchases in excess of
          $2.5  million.  In either  case,  the  concession  will not be paid on purchases of shares by exchange or that were  previously  subject to a front-end sales charge and dealer concession.

          If you redeem any of those shares within an 18-month  "holding period"
          measured from the beginning of the calendar month of their purchase, a contingent  deferred  sales  charge  (called  the "Class A  contingent deferred sales charge") may be deducted from the redemption  proceeds.
          That sales charge will be equal to 1.0% of the lesser of:

          o the aggregate net asset value of the redeemed  shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or

          o the original net asset value of the redeemed shares.

          The Class A  contingent  deferred  sales  charge  will not  exceed the aggregate  amount  of the  concessions  the  Distributor  paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made  that  were  subject  to the Class A  contingent  deferred  sales charge.

          Purchases  by Certain  Retirement  Plans.  There is no  initial  sales charge on purchases  of Class A shares of any one or more  Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special  agreement  with the  Distributor and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor. The Distributor currently pays dealers of  record  concessions  in an amount  equal to 0.25% of the  purchase price  of  Class A  shares  by  those  retirement  plans  from its own resources  at the time of  sale,  subject  to  certain  exceptions  as described in the  Statement  of  Additional  Information.  There is no
          contingent deferred sales charge upon the redemption of such shares.

          HOW CAN YOU BUY CLASS B SHARES?  Class B shares  are sold at net asset value per share without an initial sales charge.  However,  if Class B shares  are  redeemed  within  six  years  from the  beginning  of the calendar month of their purchase,  a contingent  deferred sales charge will be deducted from the redemption proceeds.  The Class B contingent deferred  sales charge is paid to compensate the  Distributor  for its expenses  of  providing  distribution-related  services to the Fund in connection with the sale of Class B shares.

     The amount of the  contingent  deferred  sales  charge  will  depend on the number  of years  since you  invested  and the  dollar  amount  being  redeemed, according to the following  schedule for the Class B contingent  deferred  sales charge holding period:

                                            Contingent Deferred Sales Charge on
Years Since Beginning of Month in Which     Redemptions in That Year
  Purchase Order was Accepted               (As % of Amount Subject to Charge)

  0 - 1                                                     5.0%

  1 - 2                                                     4.0%

  2 - 3                                                     3.0%

  3 - 4                                                     3.0%

  4 - 5                                                     2.0%

  5 - 6                                                     1.0%

  More than 6                                               None

          In  the  table,  a  "year"  is a  12-month  period.  In  applying  the contingent deferred sales charge, all purchases are considered to have been made on the first regular  business day of the month in which the purchase was made.

          Automatic  Conversion of Class B Shares.  Class B shares automatically convert  to Class A shares 72 months  after you  purchase  them.  This conversion  feature  relieves Class B shareholders  of the asset-based sales  charge  that  applies  to  Class B  shares  under  the  Class B
          Distribution  and Service Plan,  described  below.  The  conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert,  any other Class B shares that were  acquired by  reinvesting dividends and  distributions on the converted shares will also convert to Class A shares.  For further  information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of
          Additional Information.

          HOW CAN YOU BUY CLASS C SHARES?  Class C shares  are sold at net asset value per share without an initial sales charge.  However,  if Class C shares  are  redeemed  within a holding  period of 12 months  from the beginning  of the  calendar  month of  their  purchase,  a  contingent deferred  sales  charge of 1.0% will be deducted  from the  redemption proceeds.  The Class C  contingent  deferred  sales  charge is paid to
          compensate   the   Distributor   for   its   expenses   of   providing
          distribution-related  services to the Fund in connection with the sale of Class C shares.

          HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered for sale to retirement  plans  (including  IRAs and 403(b)  plans)  that  purchase
          $500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans)
          that  have  assets  of  $500,000  or  more  or  100 or  more  eligible participants. See "Availability of Class N shares" in the Statement of
          Additional  Information for other  circumstances  where Class N shares are available for purchase.

     Class N shares are sold at net asset value without an initial sales charge.
A contingent  deferred  sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:

          o The group  retirement  plan is  terminated  or Class N shares of all
          Oppenheimer funds are terminated as an

          investment  option of the plan and Class N shares are redeemed  within
          18 months  after the plan's  first  purchase  of Class N shares of any
          Oppenheimer fund, or

          o With respect to an IRA or 403(b)  plan,  Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
          Oppenheimer fund.

     Retirement  plans  that offer  Class N shares  may  impose  charges on plan participant  accounts.  The  procedures  for  buying,  selling,  exchanging  and transferring  the  Fund's  other  classes of shares  (other  than the time those orders must be received by the  Distributor  or Transfer  Agent in Colorado) and
the special account features  applicable to purchasers of those other classes of shares  described  elsewhere in this  Prospectus  do not apply to Class N shares offered  through a group  retirement  plan.  Instructions  for buying,  selling, exchanging or  transferring  Class N shares offered  through a group  retirement plan must be submitted by the plan, not by plan  participants  for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

          Service  Plan for Class A Shares.  The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs  incurred  for services  provided to accounts  that hold Class A shares.  Reimbursement  is made  quarterly  at an annual rate of up to
          0.25% of the average  annual net assets of Class A shares of the Fund.
          The  Distributor  currently  uses  all of those  fees to pay  dealers,
          brokers,   banks  and  other  financial   institutions  quarterly  for
          providing  personal  service  and  maintenance  of  accounts  of their customers  that hold  Class A shares.  With  respect to Class A shares subject to a Class A contingent  deferred  sales  charge  purchased by grandfathered  retirement  accounts,  the  Distributor  pays the 0.25%
          service  fee to dealers in advance for the first year after the shares are sold by the  dealer.  The  Distributor  retains  the first  year's service  fee paid by the  Fund.  After  the  shares  have been held by grandfathered retirement accounts for a year, the Distributor pays the service fee to dealers on a quarterly basis.

          Distribution  and  Service  Plans  for  Class B,  Class C and  Class N
          Shares. The Fund has adopted  Distribution and Service Plans for Class
          B, Class C and Class N shares to pay the  Distributor for its services and costs in  distributing  Class B,  Class C and  Class N shares  and servicing accounts.  Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares.  The Distributor  also receives a service fee of 0.25% per year under the Class B, Class C and Class N plans.

          The  asset-based  sales charge and service fees  increase  Class B and
          Class C expenses by 1.0% and increase Class N expenses by 0.50% of the net assets per year of the  respective  class.  Because these fees are paid out of the Fund's  assets on an on-going  basis,  over time these fees will increase the cost of your  investment  and may cost you more than other types of sales charges.

          The  Distributor  uses the  service  fees to  compensate  dealers  for providing personal services for accounts that hold Class B, Class C or
          Class N shares.  The Distributor  normally pays the 0.25% service fees to dealers in advance  for the first year after the shares are sold by the  dealer.  After  the  shares  have  been  held  for  a  year,  the
          Distributor pays the service fees to dealers on a quarterly basis. The
          Distributor retains the service fees for accounts for which it renders the required personal services.

          The  Distributor  currently  pays a sales  concession  of 3.75% of the purchase  price of Class B shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount  paid by the  Distributor  to the dealer at the time of sale of
          Class  B  shares  is  therefore  4.00%  of  the  purchase  price.  The
          Distributor normally retains the Class B asset-based sales charge. See the Statement of Additional Information for exceptions.

          The  Distributor  currently  pays a sales  concession  of 0.75% of the purchase  price of Class C shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount  paid by the  Distributor  to the dealer at the time of sale of
          Class  C  shares  is  therefore  1.0%  of  the  purchase  price.   The
          Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been  outstanding for a year or more. The Distributor normally retains the asset-based sales charge on Class C shares  during the first year after the purchase of Class C shares. See the Statement of Additional Information for exceptions.

          The  Distributor  currently  pays a sales  concession  of 0.75% of the purchase  price of Class N shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount  paid by the  Distributor  to the dealer at the time of sale of
          Class  N  shares  is  therefore  1.0%  of  the  purchase  price.   The
          Distributor  normally retains the asset-based  sales charge on Class N shares. See the Statement of Additional Information for exceptions.

          Under certain  circumstances,  the Distributor will pay the full Class
          B, Class C or Class N asset-based  sales charge and service fee to the dealer  beginning  in the first year after  purchase of such shares in lieu of paying the dealer the sales  concession and the advance of the first year's service fee at the time of purchase.

Special Investor Services

          ACCOUNTLINK.  You can use our  AccountLink  feature  to link your Fund account with an account at a U.S. bank or other financial institution.
          It must be an Automated Clearing House (ACH) member.  AccountLink lets you:

          o  transmit  funds  electronically  to  purchase  shares by  telephone
          (through a service  representative  or by PhoneLink) or  automatically under Asset Builder Plans, or

          o have  the  Transfer  Agent  send  redemption  proceeds  or  transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

     You may  purchase  shares by  telephone  only after your  account  has been established.  To purchase  shares in amounts up to $250,000  through a telephone representative,  call the Distributor at  1.800.225.5677.  The purchase  payment will be debited from your bank account.

     AccountLink  privileges  should be  requested on your  Application  or your dealer's settlement  instructions if you buy your shares through a dealer. After your account is established,  you can request AccountLink  privileges by sending signature-guaranteed  instructions  and  proper  documentation  to the  Transfer
Agent.  AccountLink  privileges  will  apply to each  shareholder  listed in the registration on your account as well as to your dealer  representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change  of  bank  account  information  must  be  made  by  signature-guaranteed instructions  to the  Transfer  Agent  signed  by all  shareholders  who own the account.

          PHONELINK.  PhoneLink  is  the  OppenheimerFunds  automated  telephone system  that  enables  shareholders  to  perform a number  of  account transactions  automatically using a touch-tone phone. PhoneLink may be used on already-established  Fund accounts after you obtain a Personal
          Identification   Number  (PIN),  by  calling  the  PhoneLink   number,
          1.800.225.5677.  Purchasing Shares. You may purchase shares in amounts up to  $100,000  by phone,  by calling  1.800.225.5677.  You must have established  AccountLink privileges to link your bank account with the
          Fund  to  pay  for  these  purchases.   Exchanging  Shares.  With  the
          OppenheimerFunds Exchange Privilege, described below, you can exchange shares  automatically  by phone  from your  Fund  account  to  another
          OppenheimerFunds  account you have already  established by calling the special  PhoneLink  number.  Selling Shares.  You can redeem shares by telephone  automatically  by calling the PhoneLink number and the Fund will send the  proceeds  directly to your  AccountLink  bank  account.
          Please refer to "How to Sell Shares," below for details.

          CAN YOU SUBMIT TRANSACTION  REQUESTS BY FAX? You may send requests for certain  types of account  transactions  to the Transfer  Agent by fax
          (telecopier).  Please call  1.800.225.5677 for information about which transactions may be handled this way.  Transaction  requests submitted by fax are subject to the same rules and  restrictions  as written and telephone requests described in this Prospectus.

          OPPENHEIMERFUNDS  INTERNET WEBSITE.  You can obtain  information about the Fund,  as well as your account  balance,  on the  OppenheimerFunds
          Internet   website,   at    www.oppenheimerfunds.com.    Additionally,
          shareholders  listed in the  account  registration  (and the dealer of record) may perform  certain  account  transactions  through a special section of that website.  To perform  account  transactions  or obtain account  information  online,  you must first  obtain a user I.D.  and password on that website.  If you do not want to have Internet account transaction  capability  for your  account,  please call the  Transfer
          Agent at 1.800.225.5677.  At times, the website may be inaccessible or its transaction features may be unavailable.

          AUTOMATIC  WITHDRAWAL AND EXCHANGE  PLANS.  The Fund has several plans that  enable you to sell  shares  automatically  or  exchange  them to another  OppenheimerFunds  account on a regular basis. Please call the
          Transfer Agent or consult the Statement of Additional  Information for details.

          REINVESTMENT  PRIVILEGE.  If you redeem some or all of your Class A or
          Class B shares of the Fund,  you have up to six months to reinvest all or part of the  redemption  proceeds  in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge.  This privilege applies  only to  Class A  shares  that you  purchased  subject  to an initial  sales  charge  and to Class A or Class B shares  on which you paid a contingent  deferred sales charge when you redeemed them.  This privilege  does not  apply to Class C or Class N  shares.  You must be sure to ask the  Distributor  for this  privilege  when you send  your payment.

          RETIREMENT  PLANS.  You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan  trustee or  administrator  must buy the shares for your plan account.  The Distributor also offers a number of different retirement plans that  individuals and employers can use:  Individual  Retirement
          Accounts  (IRAs).  These include regular IRAs, Roth IRAs,  SIMPLE IRAs and rollover IRAs.  SEP-IRAs.  These are Simplified  Employee  Pension
          Plan IRAs for small  business  owners  or  self-employed  individuals.
          403(b)(7)  Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations,  such as schools,  hospitals and charitable  organizations.  401(k) Plans. These are special retirement plans for businesses.  Pension and  Profit-Sharing  Plans. These plans are designed for businesses and self-employed individuals.

     Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

          You  can  sell  (redeem)  some or all of your  shares  on any  regular business  day.  Your  shares  will be sold at the next net asset value calculated  after your order is received  in proper form (which  means that it must  comply  with  the  procedures  described  below)  and is accepted by the Transfer Agent.  The Fund lets you sell your shares by writing  a letter  or by  telephone.  You can  also  set up  Automatic
          Withdrawal  Plans to redeem  shares on a  regular  basis.  If you have questions  about any of these  procedures,  and  especially if you are redeeming shares in a special  situation,  such as due to the death of the owner or from a retirement plan account,  please call the Transfer
          Agent first, at 1.800.225.5677, for assistance.

     The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed
(either by selling or exchanging to another  Oppenheimer fund) within 30 days of their  purchase.  The  redemption  fee is paid to the Fund,  and is  intended to offset  the  trading  costs,  market  impact  and other  costs  associated  with short-term money movements in and out of the Fund. The redemption fee is imposed to the extent that Fund shares  redeemed  exceed Fund shares that have been held more than 30 days.  For shares of the Fund  acquired  by  exchange,  the holding period prior to the exchange is not considered in  determining  whether to apply the redemption fee.

         The redemption fee is not imposed on shares:

          o  held  in  certain  omnibus  accounts,  including  retirement  plans qualified  under  Sections  401(a) or 401(k) of the  Internal  Revenue
          Code, Section 403(b)(7) custodial plan accounts, or plans administered as college savings  programs under Section 529 of the Internal Revenue
          Code,

          o redeemed under automatic  withdrawal  plans or pursuant to automatic re-balancing in OppenheimerFunds Portfolio Builder accounts,

          o redeemed due to death or disability of the shareholder, or

          o redeemed  from  accounts  for which the dealer,  broker or financial
          institution   of  record  has  entered  into  an  agreement  with  the
          Distributor for this purpose.

          Certain Requests Require a Signature Guarantee. To protect you and the
          Fund from fraud, the following  redemption requests must be in writing and must include a signature  guarantee  (although  there may be other situations that also require a signature guarantee):

          o You wish to redeem more than $100,000 and receive a check

          o The redemption  check is not payable to all  shareholders  listed on the account statement

          o The  redemption  check is not sent to the  address of record on your account statement

          o Shares are being  transferred  to a Fund  account  with a  different owner or name

          o Shares are being  redeemed by someone  (such as an  Executor)  other than the owners.

          Where Can You Have Your Signature Guaranteed?  The Transfer Agent will accept  a  guarantee  of  your  signature  by a  number  of  financial institutions, including:

          o a U.S. bank, trust company, credit union or savings association,

          o a foreign bank that has a U.S. correspondent bank,

          o  a  U.S.  registered  dealer  or  broker  in  securities,  municipal securities or government securities, or

          o  a  U.S.  national  securities  exchange,  a  registered  securities association  or a clearing  agency.  If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

          Retirement Plan Accounts.  There are special procedures to sell shares in an  OppenheimerFunds  retirement  plan  account.  Call the Transfer
          Agent for a distribution  request form. Special income tax withholding requirements  apply to distributions  from retirement  plans. You must submit a withholding form with your redemption  request to avoid delay in  getting  your money and if you do not want tax  withheld.  If your employer holds your retirement plan account for you in the name of the plan,  you must ask the plan trustee or  administrator  to request the sale of the Fund shares in your plan account.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instructions that includes:

          o Your name

          o The Fund's name

          o Your Fund account number (from your account statement)

          o The dollar amount or number of shares to be redeemed

          o Any special payment instructions

          o Any share certificates for the shares you are selling

          o The  signatures of all  registered  owners exactly as the account is registered, and

          o Any special  documents  requested  by the  Transfer  Agent to assure proper authorization of the person asking to sell the shares.

Use the following address
    for requests by mail:                  Send courier or express requests to:
OppenheimerFunds Services                  OppenheimerFunds Services
P.O. Box 5270                              10200 E. Girard Avenue, Building D
Denver, Colorado 80217                     Denver, Colorado 80231

          HOW  DO  YOU  SELL   SHARES  BY   TELEPHONE?   You  and  your   dealer
          representative  of record may also sell your shares by  telephone.  To receive  the  redemption  price  calculated  on a  particular  regular business day, your call must be received by the Transfer  Agent by the close of the Exchange that day,  which is normally 4:00 P.M.,  but may be  earlier  on  some  days.  You  may not  redeem  shares  held in an
          OppenheimerFunds-sponsored  qualified retirement plan account or under a share certificate by telephone.

          o To redeem shares through a service  representative  or automatically on PhoneLink, call 1.800.225.5677

     Whichever  method you use,  you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

          Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any  seven-day  period.  The check must be payable to all owners of record of the shares and must be sent to the  address on the account  statement.  This service is not  available  within 30 days of changing the address on an account.

          Telephone Redemptions Through AccountLink.  There are no dollar limits on telephone  redemption  proceeds  sent to a bank account  designated when you establish AccountLink. Normally the ACH transfer to your bank is  initiated on the  business  day after the  redemption.  You do not receive  dividends on the  proceeds of the shares you  redeemed  while they are waiting to be transferred.

          CAN YOU SELL SHARES  THROUGH YOUR  DEALER?  The  Distributor  has made arrangements  to  repurchase  Fund shares from  dealers and brokers on behalf of their  customers.  Brokers  or  dealers  may charge for that service.  If your shares are held in the name of your dealer, you must redeem them through your dealer.

          HOW  CONTINGENT  DEFERRED  SALES CHARGES  AFFECT  REDEMPTIONS.  If you
          purchase  shares  subject  to a Class A,  Class B,  Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable  holding period for the class of shares, the contingent deferred sales charge will be deducted from the  redemption  proceeds,
          (unless you are  eligible  for a waiver of that sales  charge based on the  categories  listed in Appendix B to the  Statement of  Additional
          Information and you advise the Transfer Agent of your  eligibility for the waiver when you place your redemption request.)

     A contingent  deferred  sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

          o the amount of your account value  represented  by an increase in net asset value over the initial purchase price,

          o shares  purchased by the  reinvestment of dividends or capital gains distributions, or

          o shares redeemed in the special circumstances described in Appendix B to the Statement of Additional Information.

     To  determine  whether a  contingent  deferred  sales  charge  applies to a redemption, the Fund redeems shares in the following order:

          (1) shares  acquired by  reinvestment  of dividends  and capital gains distributions,

          (2) shares held for the holding period that applies to the class, and

          (3) shares held the longest during the holding period.

     Contingent  deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the  applicable  contingent  deferred sales charge  holding  period,  the holding period will carry over to the fund whose shares you acquire.  Similarly, if you acquire shares of this Fund by exchanging  shares of another  Oppenheimer fund that are still  subject  to a  contingent  deferred  sales  charge  holding period, that holding period will carry over to this Fund.

How to Exchange Shares

          Shares of the Fund may be exchanged for shares of certain  Oppenheimer funds at net asset  value per share at the time of  exchange,  without sales  charge.  Shares of the Fund can be  purchased  by  exchange  of shares  of other  Oppenheimer  funds on the same  basis.  To  exchange shares, you must meet several conditions:

          o Shares of the fund  selected for exchange must be available for sale in your state of residence.

          o The prospectuses of both funds must offer the exchange privilege.

          o You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.

          o You must meet the minimum  purchase  requirements for the fund whose shares you purchase by exchange.

          o  Before  exchanging  into a fund,  you  must  obtain  and  read  its prospectus.

     Shares of a particular  class of the Fund may be exchanged  only for shares of the same class in the other Oppenheimer funds. For example,  you can exchange
Class A shares of this Fund only for  Class A shares of  another  fund.  In some cases, sales charges may be imposed on exchange transactions.  For tax purposes, exchanges  of  shares  involve  a sale of the  shares  of the fund you own and a purchase of the shares of the other fund,  which may result in a capital gain or loss.  Please refer to "How to Exchange  Shares" in the  Statement of Additional
Information for more details.

     You can find a list of Oppenheimer funds currently  available for exchanges in the  Statement of Additional  Information  or obtain one by calling a service representative at 1.800.225.5677. That list can change from time to time.

          HOW DO YOU SUBMIT  EXCHANGE  REQUESTS?  Exchanges  may be requested in writing or by telephone:

          Written Exchange Requests. Submit an OppenheimerFunds Exchange Request
          form,  signed by all owners of the  account.  Send it to the  Transfer
          Agent at the address on the back cover. Exchanges of shares held under certificates  cannot be processed  unless the Transfer  Agent receives the certificates with the request.

          Telephone Exchange  Requests.  Telephone exchange requests may be made either by calling a service representative,  or by using PhoneLink for automated exchanges by calling 1.800.225.5677. Telephone exchanges may be made  only  between  accounts  that  are  registered  with the same name(s)  and  address.  Shares  held  under  certificates  may  not be exchanged by telephone.

          ARE  THERE  LIMITATIONS  ON  EXCHANGES?  There  are  certain  exchange policies you should be aware of:

          o Shares are redeemed from one fund and purchased  from the other fund in the exchange transaction on the

          same  regular  business day on which the  Transfer  Agent  receives an exchange  request that conforms to the policies  described  above.  It must be  received  by the close of the  Exchange  that  day,  which is normally 4:00 P.M. but may be earlier on some days.

          The interests of the Fund's long-term  shareholders and its ability to manage its investments  may be adversely  affected when its shares are
          repeatedly   bought  and  sold  in  response  to   short-term   market
          fluctuations--also known as "market timing." When large dollar amounts are  involved,  the Fund may have  difficulty  implementing  long-term investment strategies, because it cannot predict how much cash it will have  to  invest.  Market  timing  also  may  force  the  Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its  shareholders.  When the Manager believes frequent trading would have a disruptive effect on the Fund's ability to manage its  investments,  the Manager and the Fund may reject purchase orders and exchanges  into the Fund by any person,  group or account that the
          Manager  believes to be a market  timer.  All  accounts  under  common ownership  or control  within the  Oppenheimer  funds  complex  may be counted  together  for  purposes  of  determining  market  timing with respect to any  exchange  involving  this Fund.  o The Fund may amend, suspend or terminate the exchange  privilege at any time. The Fund may refuse any exchange  order and is currently  not  obligated to provide notice before rejecting an exchange order.

          o If the  Transfer  Agent  cannot  exchange all the shares you request because of a  restriction  cited above,  only the shares  eligible for exchange will be exchanged.

          o The Fund  assesses a 2% fee on the  proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund)
          within  30 days of  their  purchase.  Further  details  are set  forth following the first paragraph under "How to Sell Shares" on page 24.

Shareholder Account Rules and Policies

          More information  about the Fund's policies and procedures for buying, selling,  and  exchanging  shares is  contained  in the  Statement  of
          Additional  Information.  A $12 annual fee is  assessed on any account valued at less  than  $500.  The fee is  automatically  deducted  from accounts  annually  on or about  the  second to last  business  day of
          September.  See the Statement of Additional  Information,  or existing shareholders may visit the OppenheimerFunds  website, to learn how you can  avoid  this fee and for  circumstances  when this fee will not be assessed.

          The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended  by the Board of Trustees at any time the Board  believes it is in the Fund's best interest to do so.

          Telephone  transaction   privileges  for  purchases,   redemptions  or
          exchanges may be modified,  suspended or terminated by the Fund at any time.  The Fund will provide you notice  whenever it is required to do so by applicable law. If an account has more than one owner,  the Fund and the Transfer Agent may rely on the  instructions of any one owner.
          Telephone privileges apply to each owner of the account and the dealer representative  of record for the account  unless the  Transfer  Agent receives cancellation instructions from an owner of the account.

          The  Transfer  Agent will  record any  telephone  calls to verify data concerning  transactions  and has adopted other  procedures to confirm that  telephone  instructions  are genuine,  by  requiring  callers to provide tax identification  numbers and other account data or by using
          PINs, and by confirming  such  transactions  in writing.  The Transfer
          Agent and the Fund will not be liable for losses or  expenses  arising out of telephone instructions reasonably believed to be genuine.

          Redemption or transfer requests will not be honored until the Transfer
          Agent  receives  all required  documents in proper form.  From time to time,  the Transfer  Agent in its  discretion may waive certain of the requirements for redemptions stated in this Prospectus.

          Dealers  that  perform  account  transactions  for  their  clients  by participating in NETWORKING through the National  Securities  Clearing
          Corporation are responsible for obtaining their clients' permission to perform those  transactions,  and are responsible to their clients who are  shareholders  of the Fund if the dealer  performs any transaction erroneously or improperly.

          The redemption  price for shares will vary from day to day because the value  of the  securities  in the  Fund's  portfolio  fluctuates.  The redemption  price,  which  is the net  asset  value  per  share,  will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

          Payment  for  redeemed  shares  ordinarily  is  made  in  cash.  It is forwarded by check, or through AccountLink within seven days after the
          Transfer  Agent  receives  redemption  instructions  in  proper  form.
          However, under unusual circumstances  determined by the Securities and
          Exchange Commission, payment may be delayed or suspended. For accounts registered  in the name of a  broker-dealer,  payment will normally be forwarded within three business days after redemption.

          The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared.  That delay may be as much as 10 days from the date the shares  were  purchased.  That delay may be  avoided  if you  purchase  shares  by  Federal  Funds  wire or certified  check,  or arrange  with your bank to provide  telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

          Involuntary  redemptions  of small accounts may be made by the Fund if the account  value has fallen  below $200 for  reasons  other than the fact that the  market  value of shares  has  dropped.  In some  cases, involuntary  redemptions  may be made to  repay  the  Distributor  for losses from the cancellation of share purchase orders.

          Shares may be "redeemed in kind" under unusual  circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's  portfolio.  If the Fund redeems your shares  in-kind, you may bear  transaction  costs and will bear market risks until such time as such securities are converted into cash.

          Federal  regulations  may require  the Fund to obtain your name,  your date of birth (for a natural person),  your residential street address or  principal  place of  business  and your  Social  Security  Number,
          Employer    Identification   Number   or   other   government   issued
          identification when you open an account. Additional information may be required in certain  circumstances or to open corporate accounts.  The
          Fund or the  Transfer  Agent may use this  information  to  attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received.  The Fund may also place limits  on  account  transactions  while  it  is  in  the  process  of attempting  to  verify  your  identity.  Additionally,  if the Fund is unable to verify your identity after your account is established,  the
          Fund may be required  to redeem  your  shares and close your  account.
          "Backup  withholding"  of federal  income  tax may be applied  against taxable dividends,  distributions and redemption  proceeds  (including exchanges)  if you fail to furnish  the Fund your  correct,  certified
          Social Security or Employer  Identification  Number when you sign your application,  or if you  under-report  your  income  to  the  Internal
          Revenue Service.

          To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each  prospectus,  annual  and  semi-annual report and annual notice of the Fund's privacy policy to  shareholders having  the same last name and  address  on the  Fund's  records.  The consolidation  of these mailings,  called  householding,  benefits the
          Fund through reduced mailing expense.

          If you want to receive  multiple  copies of these  materials,  you may call the  Transfer  Agent at  1.800.225.5677.  You may also notify the
          Transfer Agent in writing. Individual copies of prospectuses,  reports and  privacy  notices  will be sent to you  commencing  within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

          DIVIDENDS.  The Fund intends to declare dividends  separately for each class of shares from net  investment  income on an annual basis and to pay them to  shareholders  in December on a date selected by the Board of Trustees.  Dividends and distributions  paid to Class A shares will generally  be higher than  dividends  for Class B, Class C and Class N shares, which normally have higher expenses than Class A. The Fund has no fixed  dividend  rate  and  cannot  guarantee  that it will pay any dividends or distributions.

          CAPITAL  GAINS.  The Fund  may  realize  capital  gains on the sale of portfolio securities. If it does, it may make distributions out of any net  short-term  or long-term  capital gains in December of each year.
          The Fund may make supplemental  distributions of dividends and capital gains following the end of its fiscal year.  There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

          WHAT CHOICES DO YOU HAVE FOR  RECEIVING  DISTRIBUTIONS?  When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

          Reinvest All  Distributions in the Fund. You can elect to reinvest all dividends and capital gains  distributions in additional shares of the
          Fund.

          Reinvest  Dividends or Capital  Gains.  You can elect to reinvest some
          distributions  (dividends,   short-term  capital  gains  or  long-term
          capital  gains  distributions)  in the Fund while  receiving the other types of  distributions  by check or  having  them  sent to your  bank account through AccountLink.

          Receive All  Distributions  in Cash.  You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

          Reinvest Your Distributions in Another  OppenheimerFunds  Account. You
          can reinvest all  distributions in the same class of shares of another
          OppenheimerFunds account you have established.

          TAXES.  If your  shares  are not  held  in a  tax-deferred  retirement account,  you should be aware of the  following  tax  implications  of investing in the Fund. Distributions are subject to federal income tax and may be  subject  to state  or local  taxes.  Dividends  paid  from short-term  capital  gains and net  investment  income are  taxable as ordinary  income.  Long-term  capital  gains are taxable as  long-term capital gains when distributed to shareholders. It does not matter how
          long  you  have  held  your   shares.   Whether  you   reinvest   your
          distributions  in  additional  shares  or take  them in cash,  the tax treatment is the same.

     If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year,  the Fund may elect under the Internal  Revenue Code to permit shareholders to take a credit or deduction on their federal income tax returns for foreign taxes paid by the Fund.

     Every  year the Fund  will  send you and the IRS a  statement  showing  the amount of any taxable  distribution  you  received  in the  previous  year.  Any long-term capital gains will be separately identified in the tax information the
Fund  sends  you  after  the end of the  calendar  year.

  Avoid  "Buying  a
Distribution". If you buy shares on or just before the ex-dividend date, or just before the Fund  declares a capital  gains  distribution,  you will pay the full price for the shares  and then  receive a portion of the price back as a taxable dividend or capital gain.

     Remember,  There May be Taxes on  Transactions.  Because  the Fund's  share prices fluctuate,  you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received  when you sold them.  Any capital gain is subject to capital gains tax. Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital
to  shareholders.   If  that  occurs,  it  will  be  identified  in  notices  to shareholders.

     This   information  is  only  a  summary  of  certain  federal  income  tax information  about your  investment.  You should  consult  with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

          The Financial Highlights Table is presented to help you understand the
          Fund's financial  performance for the past five fiscal years.  Certain information  reflects  financial  results for a single Fund share. The total returns in the table  represent the rate that an investor  would have  earned  (or  lost)  on  an  investment  in  the  Fund  (assuming reinvestment of all dividends and distributions). This information has been  audited by KPMG LLP,  the  Fund's  independent  auditors,  whose report, along with the Fund's financial statements, is included in the
          Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

 Class A   Year Ended August 31,                         2003              2002             2001            2000          1999
---------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                   $ 13.43          $ 12.93          $ 16.85         $ 11.40       $  7.76
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                      .19              .25              .21             .20           .10
 Net realized and unrealized gain (loss)                   3.50              .45            (3.54)           5.37          3.71
                                                        -------------------------------------------------------------------------
 Total from investment operations                          3.69              .70            (3.33)           5.57          3.81
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      (.20)            (.20)            (.20)           (.12)         (.10)
 Distributions from net realized gain                        --               --             (.39)             --          (.07)
                                                        -------------------------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                             (.20)            (.20)            (.59)           (.12)         (.17)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $16.92           $13.43           $12.93          $16.85        $11.40
                                                        =========================================================================

---------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                       27.93%            5.44%          (20.08)%         49.12%        49.92%

---------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $588,450         $337,405         $167,178        $114,137       $40,046
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $374,841         $257,746         $153,027        $ 77,848       $29,183
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                     1.42%            1.91%            1.76%           1.56%         1.11%
 Total expenses                                            1.81%            1.81%            1.69%           1.96%         2.36%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                       1.76%             1.77%             N/A 3           N/A 3         N/A 3
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      6%              10%              16%             22%           37%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.

                     | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS  Continued

 Class B   Year Ended August 31,                       2003             2002            2001           2000           1999
-----------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                $ 13.32          $ 12.82         $ 16.70         $ 11.30       $  7.69
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   .09              .15             .12             .11           .04
 Net realized and unrealized gain (loss)                3.47              .44           (3.53)           5.33          3.68
                                                     ------------------------------------------------------------------------
 Total from investment operations                       3.56              .59           (3.41)           5.44          3.72
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (.09)            (.09)           (.08)           (.04)         (.04)
 Distributions from net realized gain                     --               --            (.39)             --          (.07)
                                                     ------------------------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                          (.09)            (.09)           (.47)           (.04)         (.11)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $16.79           $13.32          $12.82          $16.70        $11.30
                                                     ========================================================================

-----------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                    26.98%            4.61%         (20.67)%         48.20%        48.81%

-----------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)            $84,705          $63,005         $45,393         $48,146       $21,028
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $62,676          $54,744         $48,135         $37,333       $16,430
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                  0.66%            1.14%           0.92%           0.78%         0.37%
 Total expenses                                         2.67%            2.58%           2.46%           2.72%         3.10%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                     2.52%            2.54%            N/A 3           N/A 3         N/A 3
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   6%              10%             16%             22%           37%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.

                     OPPENHEIMER DEVELOPING MARKETS FUND

  Class C    Year Ended August 31,                  2003            2002          2001           2000             1999
-------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period             $ 13.25         $ 12.78       $ 16.68        $ 11.31          $  7.68
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                .10             .17           .12            .09              .04
 Net realized and unrealized gain (loss)             3.44             .41         (3.52)          5.32             3.69
                                                  -----------------------------------------------------------------------
 Total from investment operations                    3.54             .58         (3.40)          5.41             3.73
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (.12)           (.11)         (.11)          (.04)            (.03)
 Distributions from net realized gain                  --              --          (.39)            --             (.07)
                                                  -----------------------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                       (.12)           (.11)         (.50)          (.04)            (.10)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $16.67          $13.25        $12.78         $16.68           $11.31
                                                  =======================================================================

-------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                 27.05%           4.54%       (20.68)%        47.93%           48.98%

-------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)         $77,081         $46,722       $20,864        $16,363           $5,064
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $52,236         $33,334       $19,646        $10,230           $4,022
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                               0.66%           1.15%         0.94%          0.82%            0.41%
 Total expenses                                      2.57%           2.57%         2.46%          2.71%            3.08%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                  2.52%           2.53%          N/A 3          N/A 3            N/A 3
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                6%             10%           16%            22%              37%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.

                     OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS  Continued

 Class N  Year Ended August 31,                                  2003           2002          2001 1
------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                           $ 13.36        $ 12.91       $ 15.26
------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                              .22            .32           .05
 Net realized and unrealized gain (loss)                           3.41            .34         (2.40)
                                                               ---------------------------------------
 Total from investment operations                                  3.63            .66         (2.35)
------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                              (.22)          (.21)           --
 Distributions from net realized gain                                --             --            --
                                                               ---------------------------------------
 Total dividends and/or distributions to shareholders              (.22)          (.21)           --
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $16.77         $13.36        $12.91
                                                               =======================================

------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                               27.73%          5.13%       (15.40)%

------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                        $8,709         $1,741           $77
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                               $4,196          $ 686           $35
------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                             1.27%          1.68%         1.63%
 Total expenses                                                    2.08%          2.04%         1.96%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                                1.99%          2.00%          N/A 4
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                              6%            10%           16%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.

INFORMATION AND SERVICES

For More Information on Oppenheimer Developing Markets Fund

          The  following  additional  information  about  the Fund is  available without charge upon request:

          STATEMENT OF ADDITIONAL INFORMATION. This document includes additional
          information   about  the  Fund's  investment   policies,   risks,  and
          operations.  It is  incorporated  by  reference  into this  Prospectus
          (which means it is legally part of this Prospectus).

          ANNUAL  AND  SEMI-ANNUAL  REPORTS.  Additional  information  about the
          Fund's  investments  and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders.  The Annual Report includes a
          discussion  of  market  conditions  and  investment   strategies  that
          significantly  affected the Fund's  performance during its last fiscal year.

How to Get More Information

          You can request the  Statement of Additional  Information,  the Annual
          and  Semi-Annual  Reports,  the notice  explaining  the Fund's privacy
          policy  and  other   information  about  the  Fund  or  your  account:

By Telephone:                     Call OppenheimerFunds Services toll-free:
                                       1.800.CALL OPP (225.5677)

By Mail:                                    Write to:
                                            OppenheimerFunds Services
                                            P.O. Box 5270
                                            Denver, Colorado 80217-5270

On the Internet:   You can send us a request by e-mail or read
                   or download documents on the OppenheimerFunds website:
                   www.oppenheimerfunds.com

          Information  about the Fund  including  the  Statement  of  Additional
          Information  can be reviewed and copied at the SEC's Public  Reference
          Room in  Washington,  D.C.  Information on the operation of the Public
          Reference  Room may be obtained by calling the SEC at  1.202.942.8090.
          Reports  and other  information  about the Fund are  available  on the
          EDGAR database on the SEC's Internet  website at  www.sec.gov.  Copies may be  obtained  after  payment of a  duplicating  fee by  electronic request at the SEC's e-mail address:  publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

          No one has been authorized to provide any  information  about the Fund or to make any  representations  about  the Fund  other  than  what is contained in this Prospectus.  This Prospectus is not an offer to sell shares of the Fund,  nor a  solicitation  of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-07657      The Fund's shares are distributed by:
PR0785.001.1003                      [logo] OppenheimerFunds Distributor, Inc.
Printed on recycled paper.

                                             Appendix to Prospectus of
                                        Oppenheimer Developing Markets Fund

     Graphic  material  included in the  Prospectus  of  Oppenheimer  Developing
Markets Fund (the "Fund") under the heading: "Annual Total Returns (Class A) (as of 12/31 each year)":

     A bar chart will be included in the  Prospectus  of the Fund  depicting the annual total returns of a hypothetical  investment in Class A shares of the Fund for each of the most recent calendar years,  without  deducting sales charges or taxes.  Set forth below are the relevant data points that will appear on the bar chart:

Year Ended                                 Annual Total Return

12/31/97                                         14.09%
12/31/98                                        -19.36%
12/31/99                                         82.30%
12/31/00                                        - 5.26%
12/31/01                                        -5.73%

12/31/02                                        -1.60%

Oppenheimer Developing Markets Fund

6803 South Tucson Way, Centennial, Colorado 80112
1.800.225.5677

Statement of Additional Information dated October 23, 2003

     This Statement of Additional Information is not a Prospectus. This document contains  additional  information about the Fund and supplements  information in the  Prospectus  dated  October 23, 2003.  It should be read  together  with the
Prospectus.  You can obtain  the  Prospectus  by writing to the Fund's  Transfer
Agent,  OppenheimerFunds  Services, at P.O. Box 5270, Denver, Colorado 80217, or
by calling  the  Transfer  Agent at the  toll-free  number  shown  above,  or by
downloading    it   from    the    OppenheimerFunds    Internet    website    at
www.oppenheimerfunds.com.

Contents                                                                   Page

About the Fund

About Your Account

Financial Information About the Fund

Appendix B: OppenheimerFunds Special Sales Charge Arrangements
             and Waivers..................................................  B-1

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

     The investment  objective,  the principal  investment policies and the main risks of the Fund are described in the Prospectus.  This Statement of Additional
Information contains supplemental information about those policies and risks and the types of securities that the Fund's  investment  Manager,  OppenheimerFunds,
Inc. (the  "Manager")  can select for the Fund.  Additional  information is also provided  about  the  strategies  that the Fund  may use to try to  achieve  its objective.

          The  Fund's  Investment  Policies.   The  composition  of  the  Fund's
          portfolio and the techniques  and strategies  that the Manager may use in selecting portfolio securities will vary over time. The Fund is not required  to use  all  of the  investment  techniques  and  strategies described  below at all times in seeking its goal.  It may use some of the special investment  techniques and strategies at some times or not at all.

     In selecting securities for the Fund's portfolio, the Manager evaluates the merits of  securities  primarily  through  the  exercise  of its own  investment analysis.  That  analysis  includes  a number  of  factors,  some of  which  are discussed in the Prospectus. Additionally, the Manager may evaluate

          o the  strength  of an  issuer's  management  and the  history  of its operations,

          o the  soundness  of its  financial  and  accounting  policies and its financial condition,

          o the  issuer's  pending  product  developments  and  developments  by competitors,

          o the effect of general market conditions on the issuer's business and the prospects for the industry of which the issuer is a part, and

          o legislative proposals that might affect the issuer.

     In  addition,  the  Manager  ordinarily  looks  for  one of  the  following characteristics:  an  above-average  earnings  growth per share;  high return on
invested  capital;   effective   research  and  product   development;   pricing
flexibility;  and general operating characteristics that might enable the issuer to compete successfully in its intended markets.

     The Fund intends to spread its investments  among at least three developing
markets  under  normal  market   conditions.   In   determining  an  appropriate
distribution of investments among the various  countries and geographic  regions in which the Fund may invest,  the Manager  generally  considers  the  following factors:

o        prospects for relative economic growth, the balance of payments,

o        anticipated levels of inflation,

o        governmental policies influencing business conditions,

o        the outlook for currency relationships and\

o        the range of individual investment  opportunities  available to international  investors among the various counties and
         geographic regions.

     The  percentage  of the Fund's  assets  invested in  particular  developing markets will vary from time to time based on the  Manager's  assessment of these factors,  the appreciation  possibilities  of particular  issuers and social and political factors that may affect specific markets.

     The portion of the Fund's  assets  allocated  to  securities  selected  for capital  appreciation  and the investment  techniques  used will depend upon the judgment  of  the  Fund's  Manager  as to the  future  movement  of  the  equity securities  markets.  If the Manager  believes that economic  conditions favor a rising  market,  the Fund  will  emphasize  securities  and  investment  methods selected for high capital growth.  If the Manager believes that a market decline is likely, defensive securities and investment methods may be emphasized.

     Current  income  is not a  consideration  in  the  selection  of  portfolio securities  for the Fund.  The fact that a security  has a low yield or does not pay  current  income  will not be an adverse  factor in  considering  it for the
Fund's  portfolio  unless  the  Manager  believes  that the lack of yield  might adversely affect appreciation possibilities.

     |X| Growth Companies. Growth companies are those companies that the Manager believes  are  entering  into  a  growth  cycle  in  their  business,  with  the expectation  that their stock will  increase in value.  They may be  established companies as well as newer companies in the development stage.

     Growth  companies  may  have  a  variety  of  characteristics  that  in the
Manager's  view define  them as  "growth"  issuers.  They may be  generating  or applying  new  technologies,  new or  improved  distribution  techniques  or new services. They may own or develop natural resources.  They may be companies that can benefit from changing consumer demands or lifestyles, or companies that have projected  earnings in excess of the average for their  sector or  industry.  In each case,  they have prospects that the Manager  believes are favorable for the long term.  The portfolio  manager of the Fund looks for growth  companies  with strong,  capable management sound financial and accounting policies,  successful product development and marketing and other factors.

     |X| Investments in Equity  Securities.  The Fund focuses its investments in equity  securities  of  foreign  companies  whose  principal  activities  are in developing markets.  Equity securities include common stocks,  preferred stocks, rights and warrants,  and securities  convertible  into common stock. The Fund's investment  primarily  include  stocks of what the Manager  believes  are growth companies.  They may have a market capitalization of any range, small, medium or large.

     The  Manager  selects  securities  primarily  on the basis of its view of a security's potential for capital appreciation.

     Small-cap  growth  companies  may offer greater  opportunities  for capital appreciation  than securities of large,  more  established  companies.  However, these securities also involve greater risks than securities of larger companies.
Securities  of small  capitalization  issuers  may be subject  to greater  price volatility  in general  than  securities  of  large-cap  and mid-cap  companies.
Therefore, to the degree that the Fund has investments in smaller capitalization companies at times of market  volatility,  the Fund's share price may  fluctuate more. As noted below,  the Fund may invest without limit in unseasoned small cap issuers.

     Convertible  Securities.  While some  convertible  securities are a form of debt security,  in many cases their conversion feature (allowing conversion into equity  securities)  causes  them to be  regarded  by the Manger more as "equity equivalents."  As a result,  the rating assigned to the security has less impact on the Manager's  investment  decision than in the case of non-convertible  debt fixed income securities.

     The value of a convertible security is a function of its "investment value"
and its  "conversion  value." If the  investment  value  exceeds the  conversion value,  the security  will behave more like a debt  security and the  security's price will likely  increase when interest  rates fall and decrease when interest rates rise. If the conversion  value exceeds the investment  value, the security will behave more like an equity security.  In that case it will likely sell at a premium over its conversion value and its price will tend to fluctuate  directly with the price of the underlying security.

     To determine whether  convertible  securities should be regarded as "equity equivalents," the Manager examines the following factors:

          (1) whether, at the option of the investor,  the convertible  security can be  exchanged  for a fixed number of shares of common stock of the issuer,

          (2) whether the issuer of the convertible  securities has restated its
          earnings  per  share  of  common  stock  on  a  fully   diluted  basis
          (considering the effect of conversion of the convertible  securities),
          and

          (3) the extent to which the  convertible  security  may be a defensive
          "equity  substitute,"  providing  the  ability to  participate  in any appreciation in the price of the issuer's common stock.

     Rights and  Warrants.  The Fund may invest in warrants or rights.  Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time.  Their prices do not necessarily move parallel to the prices of the  underlying  securities.  Rights  are  similar  to  warrants,  but normally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting  rights,  receive no dividends and have no rights with respect to the assets of the issuer.

     |X|  Foreign  Securities.   The  Fund  emphasizes   investments  in  equity
securities  issued or  guaranteed  by foreign  companies.  "Foreign  securities"
include  equity and debt  securities  of companies  organized  under the laws of countries other than the United States, and debt securities of governments other than the U.S.  government.  They also include securities of companies (including those that are located in the U.S. or  organized  under U.S.  law) that derive a significant  portion  of their  revenue  or  profits  from  foreign  businesses, investments or sales, or that have a significant portion of their assets abroad.
They  may  be  traded  on  foreign  securities   exchanges  or  in  the  foreign
over-the-counter markets.

     Securities of foreign issuers that are  represented by American  Depository
Receipts or that are listed on a U.S.  securities exchange or traded in the U.S.
over-the-counter  markets are considered "foreign securities" for the purpose of the Fund's  investment  allocations.  They are  subject  to some of the  special considerations  and risks,  discussed  below,  that apply to foreign  securities traded and held abroad.

     Investing in foreign  securities  offers  potential  benefits not available from  investing  solely in  securities  of domestic  issuers.  They  include the opportunity to invest in foreign issuers that appear to offer growth  potential, or in foreign countries with economic policies or business cycles different from those of the  U.S.,  or to  reduce  fluctuations  in  portfolio  value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S.
markets.  The Fund  will  hold  foreign  currency  only in  connection  with the purchase or sale of foreign securities.

     |X|  Passive  Foreign  Investment  Companies.  The  Fund may  purchase  the securities of certain  foreign  investment  corporations  called passive foreign investment companies ("PFICs").  Such entities have been the only or primary way to  invest in  certain  countries  because  some  foreign  countries  limit,  or prohibit, all direct foreign investment in the securities of companies domiciled therein.  However,  the  governments  of  some  countries  have  authorized  the organization of investment funds to permit indirect  foreign  investment in such securities. For tax purposes, these funds also may be PFICs.

     The Fund is subject to certain percentage  limitations under the Investment
Company Act of 1940 (the  "Investment  Company Act") relating to the purchase of securities  of investment  companies,  and,  consequently,  the Fund may have to subject any of its investment in other investment companies, including PFICs, to the limitation that no more than 10% of the value of the Fund's total assets may be invested in such securities. In addition to bearing their proportionate share of a fund's expenses (management fees and operating expenses), shareholders will also  indirectly  bear similar  expenses of such  entities.  Like other  foreign securities,  interests in PFICs also involve the risk of foreign securities,  as described above.

     Risks of Foreign  Investing.  Investments  in foreign  securities may offer special  opportunities  for investing but also present special  additional risks and  considerations  not  typically  associated  with  investments  in  domestic securities. Some of these additional risks are:

     o reduction of income by foreign taxes;

     o fluctuation  in value of foreign  investments  due to changes in currency rates or currency control regulations (for example, currency blockage);

     o transaction charges for currency exchange;

     o lack of public information about foreign issuers;

     o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;

     o less volume on foreign exchanges than on U.S. exchanges;

     o greater  volatility  and less  liquidity  on foreign  markets than in the
       U.S.;

     o less  governmental  regulation of foreign  issuers,  stock  exchanges and brokers than in the U.S.;

     o greater difficulties in commencing lawsuits;

o        higher brokerage commission rates than in the U.S.;

     o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;

     o possibilities in some countries of expropriation,  confiscatory taxation, political,  financial or social instability or adverse diplomatic  developments;
and

     o unfavorable differences between the U.S. economy and foreign economies.

     In the past, U.S.  government policies have discouraged certain investments abroad by U.S.  investors,  through  taxation or other  restrictions,  and it is possible that such restrictions could be re-imposed.

     Developing Markets and Their Special Risks. Emerging and developing markets abroad may also  offer  special  opportunities  for  growth  investing  but have greater  risks  than  markets  in the United  States or more  developed  foreign markets,  such as those in Western Europe,  Canada,  Australia,  New Zealand and
Japan. Some of those special risks are described below.

     Settlement of Transactions. Settlement procedures in developing markets may differ from those of more established  securities markets.  Settlements may also be delayed by operational  problems.  Securities issued by developing  countries and by issuers located in those countries may be subject to extended  settlement periods.  Delays in settlement could result in temporary  periods during which a portion  of the  Fund's  assets is  uninvested  and no return is earned on those assets.  The inability of the Fund to make intended  purchases of securities due to settlement  problems could cause the Fund to miss  investment  opportunities.
The Fund  could  suffer  losses  from the  inability  to  dispose  of  portfolio securities  due to  settlement  problems.  As a result there could be subsequent declines  in the value of the  portfolio  security,  a decrease  in the level of liquidity of the Fund's portfolio or, if the Fund has entered into a contract to sell the security, a possible liability to the purchaser.

     Price  Volatility.   Securities   prices  in  developing   markets  may  be
significantly  more volatile than is the case in more  developed  nations of the world.  In  particular,  countries  with  emerging  markets may have  relatively unstable  governments.  That presents the risk of nationalization of businesses, restrictions  on foreign  ownership or  prohibitions  of repatriation of assets.
These  countries may have less protection of property rights than more developed countries.  The economies of developing  countries may be predominantly based on only a few industries and, as such, may be highly vulnerable to changes in local or global trade conditions.

     Less Developed  Securities  Markets.  Developing  market countries may have less  well-developed  securities  markets and exchanges.  Consequently they have lower trading  volume than the securities  markets of more developed  countries.
These  markets  may be unable to respond  effectively  to  increases  in trading volume.  Therefore,  prompt liquidation of substantial portfolio holdings may be difficult at times. As a result,  these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability.

     Government  Restrictions.  In  certain  developing  countries,   government
approval may be required for the repatriation of investment  income,  capital or the  proceeds of sales of  securities  by foreign  investors,  such as the Fund.
Also, a government  might impose  temporary  restrictions  on remitting  capital abroad if the country's balance of payments deteriorates,  or it might do so for other reasons. If government approval were delayed or refused, the Fund could be adversely  affected.  Additionally,  the Fund could be adversely affected by the imposition of restrictions on investments by foreign entities.

     Among the  countries  that the  Manager has  identified  as  developing  or emerging  markets in which the Fund will  consider  investing  are the following countries.  The Fund might not invest in all of these countries and the list may change.

 Algeria       Czech Republic     Ivory Coast      Nigeria         Sri Lanka

 Argentina     Ecuador            Jamaica          Pakistan        Swaziland

 Bangladesh    Egypt              Jordan           Paraguay        Taiwan
 Bolivia       Estonia            Kenya            Peru            Tanzania
 Botswana      Ghana              Latvia           Philippines     Thailand
 Brazil        Greece             Lebanon          Poland          Tunisia

 Bulgaria      Guyana             Lithuania        Portugal        Turkey

 Chile         Hong Kong          Malaysia         Russia          Ukraine
 China         Hungary            Mauritius        Singapore       Uruguay
 Colombia      India              Mexico           Slovakia Republic  Venezuela
 Costa Rica    Indonesia          Morocco          Slovenia          Vietnam
 Croatia       Iran               Myanma           South Africa      Zambia
 Cyprus        Israel             Namibia          South Korea       Zimbabwe

     |X| Portfolio  Turnover.  "Portfolio  turnover" describes the rate at which the Fund  traded its  portfolio  securities  during its last  fiscal  year.  For example,  if a fund sold all of its  securities  during the year,  its portfolio turnover  rate would have been 100%.  The Fund's  portfolio  turnover  rate will fluctuate  from  year to year,  although  the Fund  does  not  expect  to have a portfolio turnover rate of more than 100% annually.

     Increased portfolio turnover creates higher brokerage and transaction costs for the Fund,  which may  reduce  its  overall  performance.  Additionally,  the realization  of capital gains from selling  portfolio  securities  may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally  distribute  all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

          Other Investment Techniques and Strategies.  In seeking its objective, the Fund may from time to time use the types of investment  strategies and  investments  described  below.  It is not  required to use all of these strategies at all times, and at times may not use them.

     |X|  Investing  in  Small,  Unseasoned  Companies.  The Fund may  invest in securities of small, unseasoned companies. These are companies that have been in
operation  for  less  than  three  years,   including  the   operations  of  any
predecessors.  Securities  of these  companies  may be subject to  volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them.  Other investors that own a security issued by a small, unseasoned  issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might  otherwise be  obtained.  The Fund has no limit on the amount of its net assets that may be invested in those securities.

     |X| Debt  Securities.  While the Fund does not  invest  for the  purpose of seeking current income, at times certain debt securities (other than convertible debt securities described above under the description of equity investments) may be selected for investment by the Fund for investment or defensive purposes,  as described  below.  Certain  debt  securities  may be  selected  for  the  Fund's portfolio for defensive  purposes  (including  debt  securities that the Manager believes may offer some  opportunities for capital  appreciation when stocks are disfavored).  Up to 35% of the Fund's assets may be invested in any  combination of debt securities of government or corporate  issuers in developing  countries, equity and debt  securities  of issuers in developed  countries  (including  the
United  States) and cash and money market  instruments.  For  example,  when the stock market is volatile,  or when the  portfolio  manager  believes that growth opportunities  in stocks  are not  attractive,  certain  debt  securities  might provide not only defensive opportunities but also some opportunities for capital appreciation.  These  investments  could  include  corporate  bonds and notes of foreign or U.S. companies, as well as U.S. and foreign government securities. It is not expected that this will be a significant  portfolio  strategy of the Fund under normal market circumstances.

     Credit  Risk.  Debt  securities  are  subject to credit  risk.  Credit risk relates to the  ability of the issuer of a debt  security  to make  interest  or principal  payments on the  security as they become due. If the issuer  fails to pay interest,  the Fund's income may be reduced and if the issuer fails to repay principal,  the value of that bond and of the Fund's shares may be reduced.  The
Manager  may rely to some  extent on credit  ratings  by  nationally  recognized rating  agencies in evaluating  the credit risk of  securities  selected for the
Fund's  portfolio.  It may also use its own research and analysis.  Many factors affect an issuer's  ability to make timely  payments,  and the credit risks of a particular security may change over time. The Fund may invest in higher-yielding lower-grade  debt securities  (that is "junk bonds"),  which have special risks.
Those are securities rated below the four highest rating  categories of Standard
&  Poor's Rating Service or Moody's Investors  Service,  Inc., or equivalent ratings of other  rating  agencies  or  ratings  assigned  to a security  by the
Manager.

     Special Risks of Lower-Grade Securities.  "Lower-grade" debt securities are those rated below  "investment  grade" which means they have a rating lower than
"Baa" by Moody's or lower than "BBB" by Standard & Poor's or Fitch, Inc., or similar  ratings by other rating  organizations.  If they are  unrated,  and are determined by the Manager to be of comparable  quality to debt securities  rated below investment grade, they are included in the limitation on the percentage of the Fund's assets that can be invested in lower-grade securities.  The Fund will not invest in securities rated "C" or "D" by Moody's,  Standard &  Poor's or
Fitch, Inc. or which are in default.

     Among the special  credit risks of  lower-grade  securities  is the greater risk that the issuer may default on its  obligation  to pay interest or to repay principal  than in the case of  investment  grade  securities.  The issuer's low creditworthiness  may  increase the  potential  for its  insolvency.  An overall decline  in values in the high yield bond  market is also more  likely  during a period of a general economic  downturn.  An economic  downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of  outstanding  bonds as well as the ability of issuers to pay interest or repay principal.  In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing  discussed in the
Prospectus and in this Statement of Additional  Information.  To the extent they can be converted into stock,  convertible securities may be less subject to some of these risks than  non-convertible  high yield bonds,  since stock may be more liquid and less affected by some of these risk factors.

     While securities  rated "Baa" by Moody's or "BBB" by Standard &  Poor's or Fitch,  Inc. are investment  grade and are not regarded as junk bonds,  those
securities  may  be  subject  to  special  risks,   and  have  some  speculative
characteristics.

     Interest  Rate Risks.  In addition to credit  risks,  debt  securities  are subject  to  changes  in value  when  prevailing  interest  rates  change.  When prevailing  interest  rates  fall,  the values of  outstanding  debt  securities generally  rise,  and the bonds may sell for more than their face  amount.  When prevailing  interest  rates  rise,  the values of  outstanding  debt  securities generally decline,  and the bonds may sell at a discount from their face amount.
The magnitude of these price changes is generally  greater for bonds with longer maturities.  Therefore,  when the average maturity of the Fund's debt securities is longer, its share price may fluctuate more when interest rates change.

     Privatization  Programs.  The governments in some developing countries have
been   engaged  in  programs  to  sell  all  or  part  of  their   interests  in
government-owned  or controlled  enterprises.  Privatization  programs may offer opportunities for significant capital  appreciation,  and the Manager may invest
Fund assets in  privatization  programs in what it considers  to be  appropriate circumstances.  In certain developing countries, the ability of foreign entities such as the Fund to  participate  in  privatization  programs  may be limited by local  law.  Additionally,  the terms on which the Fund  might be  permitted  to participate may be less advantageous than those afforded local investors.  There can be no assurance that privatization programs will be successful.

     "When-Issued"  and  Delayed-Delivery  Transactions.  The Fund can  purchase securities  on a  "when-issued"  basis and may purchase or sell  securities on a
"delayed-delivery" or "forward commitment basis. These terms refer to securities that  have  been  created  and for  which a market  exists,  but  which  are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

     When  such  transactions  are  negotiated,  the price  (which is  generally expressed in yield terms) is fixed at the time the commitment is made.  Delivery and payment for the securities take place at a later date  (generally  within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement.  The value at delivery may be less than the purchase price.  For example,  changes in interest rates in a direction  other than that expected by the Manager before  settlement will  affect  the  value of such  securities  and may  cause a loss to the Fund.
During the period  between  purchase and  settlement,  no payment is made by the
Fund to the issuer and no interest accrues to the Fund from the investment.

     The Fund will engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time of entering into the obligation.  When  the  Fund  enters  into  a  when-issued  or  delayed-delivery transaction,  it relies on the other  party to  complete  the  transaction.  Its failure  to do so may  cause  the Fund to lose the  opportunity  to  obtain  the security at a price and yield the Manager considers to be advantageous.

     When the Fund engages in when-issued and delayed-delivery  transactions, it does so for the purpose of acquiring or selling  securities  consistent with its investment  objective and policies for its portfolio or for delivery pursuant to options  contracts it has entered  into,  and not for the purpose of  investment leverage.  Although  the Fund will enter into  delayed-delivery  or  when-issued purchase  transactions  to acquire  securities,  it may dispose of a  commitment prior to  settlement.  If the Fund  chooses to dispose of the right to acquire a when-issued  security  prior to its  acquisition  or to  dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

     At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed delivery basis, it records the transaction on its books and reflects the value of the security  purchased in determining  the Fund's net asset value. In a sale transaction,  it records the proceeds to be received. The
Fund will  identify on its books liquid  obligations  at least equal in value to the  value of the  Fund's  purchase  commitments  until  the  Fund  pays for the investment.

     When-issued and delayed-delivery  transactions can be used by the Fund as a defensive  technique to hedge against  anticipated changes in interest rates and prices.  For instance,  in periods of rising  interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its  exposure  to  anticipated  falling  prices.  In periods of falling  interest  rates  and  rising  prices,  the Fund  might  sell  portfolio securities  and  purchase the same or similar  securities  on a  when-issued  or delayed-delivery basis to obtain the benefit of currently higher cash yields.

     Repurchase   Agreements.   The  Fund  can  acquire  securities  subject  to
repurchase  agreements.  It  may  do  so:

     o for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the  investment of the proceeds from sales of Fund shares,  or

     o pending the  settlement of portfolio  securities  transactions,  or

     o fortemporary defensive purposes, as described below.

     In  a  repurchase   transaction,   the  Fund  buys  a  security  from,  and
simultaneously  resells it to, an approved vendor for delivery on an agreed-upon future  date.  The resale  price  exceeds the  purchase  price by an amount that reflects an agreed-upon  interest rate effective for the period during which the repurchase  agreement is in effect.  Approved  vendors  include U.S.  commercial banks,  U.S.  branches  of  foreign  banks,  or  broker-dealers  that  have been designated as primary  dealers in government  securities.  They must meet credit requirements set by the Fund's Manager from time to time.

     The  majority  of these  transactions  run from  day to day,  and  delivery pursuant to the resale typically occurs within one to five days of the purchase.
Repurchase  agreements  having a maturity  beyond  seven days are subject to the
Fund's limits on holding  illiquid  investments.  The Fund will not enter into a repurchase  agreement  that causes more than 10% of its net assets to be subject to repurchase  agreements having a maturity beyond seven days. There is no limit on the  amount of the  Fund's  net  assets  that may be  subject  to  repurchase agreements having maturities of seven days or less.

     Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value
of  the  collateral  must  equal  or  exceed  the  repurchase   price  to  fully
collateralize the repayment obligation.  However, if the vendor fails to pay the resale price on the delivery  date, the Fund may incur costs in disposing of the collateral and may experience  losses if there is any delay in its ability to do
so. The Manager will monitor the vendor's  creditworthiness  to confirm that the vendor is  financially  sound and will  continuously  monitor  the  collateral's value.

     Pursuant  to an  Exemptive  Order  issued by the  Securities  and  Exchange
Commission  ("SEC"),  the Fund, along with other affiliated  entities managed by the  Manager,  may  transfer  uninvested  cash  balances  into one or more joint repurchase  accounts.  These  balances  are  invested in one or more  repurchase agreements,  secured  by  U.S.  government  securities.  Securities  pledged  as collateral  for  repurchase  agreements  are held by a custodian  bank until the agreements mature.  Each joint repurchase  arrangement  requires that the market value  of the  collateral  be  sufficient  to cover  payments  of  interest  and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     |X| Illiquid and Restricted  Securities.  Under the policies and procedures established  by the  Fund's  Board  of  Trustees,  the  Manager  determines  the liquidity of certain of the Fund's  investments.  To enable the Fund to sell its holdings of a restricted  security not registered  under  applicable  securities laws, the Fund may have to cause those securities to be registered. The expenses of  registering  restricted  securities  may be  negotiated by the Fund with the issuer at the time the Fund  buys the  securities.  When the Fund  must  arrange registration because the Fund wishes to sell the security, a considerable period may elapse  between the time the  decision is made to sell the  security and the time the security is  registered  so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

     The Fund can also acquire restricted securities through private placements.
Those  securities have  contractual  restrictions on their public resale.  Those restrictions  might limit the Fund's  ability to dispose of the  securities  and might lower the amount the Fund could realize upon the sale.

     The Fund has limitations that apply to purchases of restricted  securities, as  stated  in the  Prospectus.  Those  percentage  restrictions  do  not  limit purchases  of  restricted  securities  that are  eligible  for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines.  Those  guidelines  take into account the trading  activity for such securities and the  availability of reliable  pricing  information,  among other factors.  If there is a lack of  trading  interest  in a  particular  Rule  144A security, the Fund's holdings of that security may be considered to be illiquid.

     Illiquid  securities  include repurchase  agreements  maturing in more than seven days and participation  interests that do not have puts exercisable within seven days.

     |X| Loans of Portfolio  Securities.  To raise cash for liquidity  purposes, the Fund can lend its portfolio  securities to brokers,  dealers and other types of financial institutions approved by the Fund's Board of Trustees.  These loans are limited to not more than 10% of the value of the Fund's  total  assets.  The
Fund  currently  does not intend to engage in loans of  securities in the coming year,  but if it does so,  such loans  will not  likely  exceed 5% of the Fund's total assets.

     There are some risks in connection with securities lending.  The Fund might experience a delay in receiving  additional  collateral  to secure a loan,  or a delay in recovery of the loaned  securities if the borrower  defaults.  The Fund must  receive  collateral  for  a  loan.  Under  current  applicable  regulatory requirements  (which  are  subject to  change),  on each  business  day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash,  bank letters of credit,  securities of the U.S.  Government or its agencies or  instrumentalities,  or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral,  letters of credit must obligate a bank to pay  amounts  demanded  by the Fund if the  demand  meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

     When it lends securities,  the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities  used as  collateral,  and (c) interest on any short-term debt securities purchased with such loan collateral.  Either type of interest may be shared with the  borrower.  The Fund may also pay  reasonable finder's, custodian bank and administrative fees in connection with these loans.
The terms of the Fund's  loans must meet  applicable  tests  under the  Internal
Revenue Code and must permit the Fund to  reacquire  loaned  securities  on five days' notice or in time to vote on any important matter.

     |X|  Borrowing  for  Leverage  and  Liquidity.  The Fund has the ability to borrow up to 10% of the value of its net assets from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as  "leverage."  The Fund can also borrow from banks for  temporary  or emergency  purposes.  The  Fund  may  borrow  only  from  banks.  Under  current regulatory  requirements,  borrowings  can be made only to the  extent  that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings  (including the proposed  borrowing).  If the value of the Fund's assets fails to meet this 300% asset  coverage  requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do  so,  the  Fund  might  have  to  sell a  portion  of  its  investments  at a disadvantageous time.

     The Fund will pay interest on these loans,  and that interest  expense will raise the overall expenses of the Fund and reduce its returns. The Fund does not expect to borrow  for  leverage  as a normal  investment  technique.  If it does borrow,  its expenses will be greater than  comparable  funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

     |X| Derivatives. The Fund can invest in a variety of derivative investments to seek income for  liquidity  needs or for hedging  purposes.  Some  derivative investments the Fund can use are the hedging instruments described below in this
Statement of Additional  Information.  However,  the Fund does not use, and does not  currently  contemplate  using,  derivatives  or  hedging  instruments  to a significant degree in the coming year.

     Some  of  the  derivative   investments  the  Fund  can  use  include  debt
exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer.  At maturity,  the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the  issuer's  common stock at the time of maturity.  Both alternatives present a risk that the amount payable at maturity will be less than the  principal  amount of the debt because the price of the  issuer's  common  stock  might  not be as high as the  Manager expected.

     |X| Hedging.  Although the Fund does not  anticipate  the  extensive use of hedging instruments, the Fund can use hedging instruments. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain  unrealized  gains in the value of  portfolio  securities  which  have appreciated,  or to facilitate  selling securities for investment  reasons,  the
Fund could:

          o sell futures contracts,

          o buy puts on such futures or on securities, or

          o write covered calls on securities or futures. Covered calls can also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

     The Fund can use hedging to establish a position in the  securities  market as a temporary substitute for purchasing particular securities. In that case the
Fund would  normally seek to purchase the  securities  and then  terminate  that hedging  position.  The Fund  might  also use this type of hedge to  attempt  to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

o        buy futures, or
o        buy calls on such futures or on securities.

     The Fund is not  obligated  to use hedging  instruments,  even though it is permitted  to use them in the  Manager's  discretion,  as described  below.  The
Fund's  strategy  of  hedging  with  futures  and  options  on  futures  will be incidental  to  the  Fund's  activities  in  the  underlying  cash  market.  The particular  hedging  instruments the Fund can use are described  below. The Fund may employ new hedging  instruments and strategies  when they are developed,  if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

     Futures.  The Fund can buy and sell  futures  contracts  that relate to (1)
broadly-based  stock indices  (these are referred to as "stock index  futures"),
(2) an  individual  stock  ("single  stock  futures"),  (3) other  broadly based securities  indices  (these are referred to as  "financial  futures"),  (4) debt securities  (these are  referred to as  "interest  rate  futures"),  (5) foreign currencies  (these are referred to as "forward  contracts")  and (6) commodities
(these are referred to as "commodity futures").

     A  broadly-based  stock index is used as the basis for trading  stock index futures.  They may in some cases be based on stocks of  issuers in a  particular industry or group of industries.  A stock index assigns  relative  values to the common stocks included in the index and its value  fluctuates in response to the changes in value of the underlying  stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index.  These  contracts  obligate the seller to deliver,  and the  purchaser  to take,  cash to settle the futures transaction.  There is no delivery made of the  underlying  securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

     An interest rate future  obligates the seller to deliver (and the purchaser to take)  cash or a  specified  type of debt  security  to  settle  the  futures transaction.  Either party could also enter into an offsetting contract to close out the  position.  Similarly,  a single  stock future  obligates  the seller to deliver  (and the  purchaser  to take) cash or a  specified  equity  security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

     The Fund can invest a portion of its assets in commodity futures contracts.
Commodity  futures  may be based upon  commodities  within  five main  commodity groups: (1) energy,  which includes crude oil, natural gas, gasoline and heating oil; (2) livestock,  which  includes  cattle and hogs;  (3)  agriculture,  which includes wheat, corn, soybeans,  cotton, coffee, sugar and cocoa; (4) industrial metals,  which includes  aluminum,  copper,  lead, nickel, tin and zinc; and (5)
precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures  contracts,  options on futures contracts and options and  futures on  commodity  indices  with  respect to these five main  commodity groups and the individual  commodities within each group, as well as other types of commodities.

     No  money is paid or  received  by the  Fund on the  purchase  or sale of a future. Upon entering into a futures  transaction,  the Fund will be required to deposit an initial  margin  payment with the futures  commission  merchant  (the
"futures  broker").  Initial  margin  payments will be deposited with the Fund's custodian bank in an account  registered in the futures broker's name.  However, the  futures  broker  can gain  access  to that  account  only  under  specified conditions.  As the future is marked to market (that is, its value on the Fund's books is  changed) to reflect  changes in its market  value,  subsequent  margin payments,  called  variation  margin,  will be paid to or by the futures  broker daily.

     At any time prior to expiration of the future,  the Fund may elect to close out  its  position  by  taking  an  opposite  position,  at  which  time a final determination  of variation  margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then  realized by the Fund for tax purposes.  All futures  transactions (except forward contracts)
are effected  through a clearinghouse  associated with the exchange on which the contracts are traded.

     Put and  Call  Options.  The Fund  may buy and  sell  certain  kinds of put options  ("puts")  and  call  options  ("calls").  The  Fund  may buy  and  sell exchange-traded  and  over-the-counter  put and call  options,  including  index options, securities options, currency options,  commodities options, and options on the other types of futures described above.

     Writing  Covered Call  Options.  The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered.  That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls,  the call may be covered by liquid assets  identified on the Fund's  books to enable the Fund to satisfy its  obligations  if the call is exercised. Up to 25% of the Fund's total assets may be subject to calls the Fund writes.

     When the Fund writes a call on a security,  it receives  cash (a  premium).
The  Fund  agrees  to  sell  the  underlying   security  to  a  purchaser  of  a
corresponding  call on the  same  security  during  the call  period  at a fixed exercise price  regardless of market price changes  during the call period.  The call period is usually not more than nine months.  The exercise price may differ from the market price of the underlying security.  The Fund has the risk of loss that the price of the  underlying  security may decline  during the call period.
That risk may be offset to some extent by the premium the Fund receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium and the investment.

     When the Fund writes a call on an index,  it receives cash (a premium).  If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the  difference  between the closing  price of the call and the exercise  price, multiplied by a specified  multiple that  determines the total value of the call for each point  difference.  If the value of the underlying  investment does not rise above the call price,  it is likely that the call will lapse  without being exercised. In that case, the Fund would keep the cash premium.

     The  Fund's  custodian  bank,  or a  securities  depository  acting for the custodian bank,  will act as the Fund's escrow agent,  through the facilities of the Options  Clearing  Corporation  ("OCC"),  as to the investments on which the
Fund has written  calls  traded on exchanges  or as to other  acceptable  escrow securities.  In that way, no margin will be required for such transactions.  OCC will release the  securities  on the  expiration  of the option or when the Fund enters into a closing transaction.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an  arrangement  with a primary  U.S.  government  securities  dealer which will establish  a formula  price at which the Fund  will have the  absolute  right to repurchase  that OTC option.  The  formula  price will  generally  be based on a multiple of the premium  received  for the option,  plus the amount by which the option is exercisable  below the market price of the  underlying  security (that is, the option is "in the money").  When the Fund writes an OTC option,  it will treat  as  illiquid  (for  purposes  of  its  restriction  on  holding  illiquid securities)  the  mark-to-market  value of any OTC  option it holds,  unless the option is subject to a buy-back agreement by the executing broker.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding  call in a "closing  purchase  transaction."  The Fund will then realize a profit or loss,  depending  upon  whether the net of the amount of the option  transaction costs and the premium received on the call the Fund wrote is more or less  than the  price of the call the Fund  purchases  to close  out the transaction.  The Fund may  realize  a profit if the call  expires  unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal  income tax  purposes,  as are the  premiums on lapsed  calls.  When distributed by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase  transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

     The Fund may also  write  calls on a futures  contract  without  owning the futures contract or securities  deliverable under the contract. To do so, at the time the call is  written,  the  Fund  must  cover  the call by  identifying  an equivalent  dollar amount of liquid  assets on the Fund's  books.  The Fund will identify  additional  liquid  assets  on the  Fund's  books if the  value of the identified  assets drops below 100% of the current value of the future.  Because of this identification requirement, in no circumstances would the Fund's receipt of an exercise  notice as to that  future  require the Fund to deliver a futures contract.  It would simply put the Fund in a short  futures  position,  which is permitted by the Fund's hedging policies.

     Writing  Put  Options.  The  Fund can sell put  options.  A put  option  on securities  gives the purchaser the right to sell, and the writer the obligation to buy,  the  underlying  investment  at the  exercise  price  during the option period.  The Fund  will not write  puts if,  as a  result,  more than 50% of the
Fund's net assets  would be required  to be  identified  on the Fund's  books to cover such put options.

     If the  Fund  writes  a put,  the put  must be  covered  by  liquid  assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying  investment  remains equal to or above the exercise price of the put. However,  the Fund also assumes the obligation  during the option period to buy the underlying  investment  from the buyer of the put at the exercise price,  even if the value of the investment falls  below  the  exercise  price.  If a  put  the  Fund  has  written  expires unexercised,  the Fund  realizes  a gain in the amount of the  premium  less the transaction costs incurred.  If the put is exercised,  the Fund must fulfill its obligation to purchase the  underlying  investment at the exercise  price.  That price will usually  exceed the market value of the  investment  at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium  received  minus the sum of the exercise  price and any  transaction costs the Fund incurred.

     When writing a put option on a security,  to secure its  obligation  to pay for the  underlying  security the Fund will identify  liquid assets with a value equal to or greater than the exercise  price of the underlying  securities.  The
Fund therefore  forgoes the  opportunity  of investing the identified  assets or writing calls against those assets.

     As long as the Fund's  obligation  as the put writer  continues,  it may be assigned an exercise notice by the broker-dealer through which the put was sold.
That notice will require the Fund to take  delivery of the  underlying  security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates upon expiration of the put. It may also terminate if, before it receives  an  exercise  notice,  the Fund  effects a closing  purchase transaction by purchasing a put of the same series as it sold. Once the Fund has
been  assigned  an  exercise  notice,   it  cannot  effect  a  closing  purchase
transaction.

     The Fund may decide to effect a closing  purchase  transaction to realize a profit on an outstanding  put option it has written or to prevent the underlying security  from being put.  Effecting a closing  purchase  transaction  will also permit  the Fund to write  another  put option on the  security,  or to sell the security and use the proceeds from the sale for other investments. The Fund will realize  a profit  or loss  from a closing  purchase  transaction  depending  on whether the cost of the  transaction  is less or more than the premium  received from  writing  the put option.  Any profits  from  writing  puts are  considered short-term  capital gains for federal tax purposes,  and when distributed by the
Fund, are taxable as ordinary income.

     Purchasing  Calls and Puts. The Fund can purchase calls to protect  against the possibility that the Fund's portfolio will not participate in an anticipated rise in the  securities  market.  When the  Fund  buys a call  (other  than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying  investment from a seller of a corresponding call on the same investment  during the call period at a fixed exercise price.  The Fund benefits only if it sells the call at a profit or if, during the call period,  the market price of the  underlying  investment is above the sum of the call price plus the transaction  costs and the premium paid for the call and the Fund  exercises the call.  If the Fund does not  exercise  the call or sell it  (whether or not at a profit), the call will become worthless at its expiration date. In that case the
Fund will have paid the premium but lost the right to  purchase  the  underlying investment.

     The Fund can buy puts whether or not it holds the underlying  investment in its portfolio.  When the Fund purchases a put, it pays a premium and,  except as to puts on indices, has the right to sell the underlying  investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.  Buying a put on an investment the Fund does not own (such as an index or future)  permits the Fund to resell the put or to buy the underlying  investment and sell it at the exercise  price.  The resale price will vary inversely to the price of the  underlying  investment.  If the  market  price  of the  underlying investment  is  above  the  exercise  price  and,  as a  result,  the put is not exercised,  the put will become  worthless on its expiration  date. In that case the Fund will have paid the  premium  but lost the right to sell the  underlying investment.  However,  the Fund may sell the put prior to its  expiration.  That sale may or may not be at a profit.

     Buying a put on an  investment  the Fund  does not own (such as an index or future)  permits the Fund to resell the put or to buy the underlying  investment and sell it at the exercise  price.  The resale price will vary inversely to the price of the  underlying  investment.  If the  market  price  of the  underlying investment  is  above  the  exercise  price  and,  as a  result,  the put is not exercised, the put will become worthless on its expiration date.

     When the Fund  purchases  a call or put on an  index or  future,  it pays a premium,  but  settlement  is in cash rather than by delivery of the  underlying investment to the Fund. Gain or loss depends on changes in the index in question
(and thus on price movements in the securities  market generally) rather than on price movements in individual securities or futures contracts.

     The Fund may buy a call or put only if,  after the  purchase,  the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

     Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies.  They include puts and calls that trade on a securities or commodities exchange or in the  over-the-counter  markets or are quoted by major  recognized  dealers in such  options.  The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

     If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated,  the increased cost of those securities may be partially  offset by purchasing  calls or writing puts on that foreign currency.  If the Manager anticipates a decline in the dollar value of a foreign  currency,  the  decline in the  dollar  value of  portfolio  securities denominated  in that  currency  might be  partially  offset by writing  calls or purchasing  puts on that foreign  currency.  However,  the currency  rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium  payments and transaction  costs without a corresponding benefit.

     A call the Fund writes on a foreign  currency is "covered" if the Fund owns the  underlying  foreign  currency  covered by the call or has an  absolute  and immediate  right to  acquire  that  foreign  currency  without  additional  cash consideration (or it can do so for additional cash  consideration  identified on its books) upon  conversion  or exchange of other  foreign  currency held in its portfolio.

     The Fund  could  write a call on a  foreign  currency  to  provide  a hedge against a decline in the U.S.  dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option.  That decline might be one that occurs due to an expected adverse change in the exchange  rate.  This is known as a  "cross-hedging"  strategy.  In those circumstances, the Fund covers the option by identifying on its books cash, U.S.
government  securities  or other  liquid  securities  in an amount  equal to the exercise price of the option.

     Risks of Hedging with Options and Futures.  The use of hedging  instruments requires  special  skills  and  knowledge  of  investment  techniques  that  are different than what is required for normal portfolio management.  If the Manager uses a  hedging  instrument  at the  wrong  time  or  judges  market  conditions incorrectly,  hedging  strategies may reduce the Fund's  return.  The Fund could also experience  losses if the prices of its futures and options  positions were not correlated with its other investments.

     The Fund's option  activities could affect its portfolio  turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the
Fund to sell related  portfolio  securities,  thus increasing its turnover rate.
The exercise by the Fund of puts on securities will cause the sale of underlying investments,  increasing  portfolio  turnover.  Although the decision whether to exercise a put it holds is within the Fund's control,  holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

     The Fund could pay a brokerage  commission each time it buys a call or put, sells a call or put, or buys or sells an  underlying  investment  in  connection with the  exercise  of a call or put.  Those  commissions  could be  higher on a relative  basis  than  the  commissions  for  direct  purchases  or sales of the underlying  investments.  Premiums paid for options are small in relation to the market value of the underlying investments.  Consequently,  put and call options offer large  amounts of  leverage.  The  leverage  offered by trading in options could  result in the Fund's net asset value being more  sensitive  to changes in the value of the underlying investment.

     If a covered call written by the Fund is  exercised on an  investment  that has increased in value,  the Fund will be required to sell the investment at the call  price.  It will not be able to realize  any profit if the  investment  has increased in value above the call price.

     An  option  position  may be  closed  out  only on a market  that  provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular  option.  The Fund might experience  losses if it could not close out a position  because of an  illiquid market for the future or option.

     There is a risk in using  short  hedging by selling  futures or  purchasing puts on broadly-based  indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities.  The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's  securities.  For example,  it is possible that while the Fund has used hedging  instruments in a short hedge,  the market might advance  and the value of the  securities  held in the  Fund's  portfolio  might decline. If that occurred,  the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small  degree,  over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     The risk of  imperfect  correlation  increases  as the  composition  of the
Fund's portfolio diverges from the securities  included in the applicable index.
To  compensate  for the imperfect  correlation  of movements in the price of the portfolio  securities  being  hedged and  movements  in the price of the hedging instruments,  the Fund might use hedging  instruments in a greater dollar amount than the dollar amount of portfolio  securities being hedged.  It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

     The ordinary  spreads  between  prices in the cash and futures  markets are subject to  distortions,  due to  differences  in the  nature of those  markets.
First,  all participants in the futures market are subject to margin deposit and
maintenance   requirements.   Rather  than  meeting  additional  margin  deposit
requirements,   investors  may  close  futures  contracts   through   offsetting
transactions  which could distort the normal  relationship  between the cash and futures  markets.  Second,  the  liquidity  of the  futures  market  depends  on participants entering into offsetting  transactions rather than making or taking delivery. To the extent participants decide to make or take delivery,  liquidity in the futures market could be reduced, thus producing  distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

     The Fund  can use  hedging  instruments  to  establish  a  position  in the securities  markets as a temporary  substitute  for the  purchase of  individual securities  (long  hedging)  by buying  futures  and/or  calls on such  futures, broadly-based  indices or on securities.  It is possible that when the Fund does so the  market  might  decline.  If the Fund  then  concludes  not to  invest in securities  because of concerns  that the market  might  decline  further or for other reasons,  the Fund will realize a loss on the hedging  instruments that is not offset by a reduction in the price of the securities purchased.

     Forward   Contracts.   Forward  contracts  are  foreign  currency  exchange
contracts.  They are used to buy or sell foreign currency for future delivery at a fixed  price.  The Fund  uses  them to "lock  in" the U.S.  dollar  price of a security  denominated in a foreign currency that the Fund has bought or sold, or to protect  against  possible  losses from changes in the relative values of the
U.S.  dollar and a foreign  currency.  The Fund  limits its  exposure in foreign currency  exchange  contracts in a particular  foreign currency to the amount of its assets denominated in that currency or a  closely-correlated  currency.  The
Fund may also use  "cross-hedging"  where the Fund  hedges  against  changes  in currencies other than the currency in which a security it holds is denominated.

     Under a forward contract,  one party agrees to purchase,  and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the  contract  agreed upon by the  parties.  The transaction  price  is set at the time  the  contract  is  entered  into.  These contracts are traded in the inter-bank market conducted  directly among currency traders (usually large commercial banks) and their customers.

     The Fund may use forward  contracts to protect  against  uncertainty in the level of future exchange rates. The use of forward  contracts does not eliminate the risk of  fluctuations  in the prices of the  underlying  securities the Fund owns or intends  to  acquire,  but it does fix a rate of  exchange  in  advance.
Although  forward  contracts  may  reduce the risk of loss from a decline in the value of the hedged currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

     When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign  currency,  or when it anticipates  receiving  dividend payments in a foreign  currency,  the Fund might  desire to  "lock-in"  the U.S.
dollar  price of the  security or the U.S.  dollar  equivalent  of the  dividend payments.  To do so,  the Fund  could  enter  into a  forward  contract  for the purchase or sale of the amount of foreign  currency  involved in the  underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency.
This is called a  "transaction  hedge." The  transaction  hedge will protect the
Fund against a loss from an adverse change in the currency exchange rates during the period  between the date on which the  security is  purchased  or sold or on which the payment is  declared,  and the date on which the  payments are made or received.

     The Fund could also use forward  contracts to lock in the U.S. dollar value of  portfolio  positions.  This is  called  a  "position  hedge."  When the Fund believes that foreign  currency might suffer a substantial  decline  against the
U.S.  dollar,  it could enter into a forward  contract to sell an amount of that foreign currency  approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the
U.S. dollar might suffer a substantial  decline against a foreign  currency,  it could enter into a forward  contract to buy that  foreign  currency  for a fixed dollar amount.  Alternatively,  the Fund might enter into a forward  contract to sell a different  foreign  currency for a fixed U.S.  dollar  amount if the Fund believes that the U.S. dollar value of the foreign  currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
That is referred to as a "cross hedge."

     The Fund will cover its short position in these cases by identifying on its books liquid assets  having a value equal to the aggregate  amount of the Fund's commitment  under  forward  contracts.  The Fund  will not  enter  into  forward contracts or maintain a net exposure to such  contracts if the  consummation  of the contracts  would obligate the Fund to deliver an amount of foreign  currency in  excess of the  value of the  Fund's  portfolio  securities  or other  assets denominated  in that  currency  or another  currency  that is the subject of the hedge.

     However,  to avoid excess  transactions and transaction costs, the Fund may maintain  a net  exposure  to  forward  contracts  in excess of the value of the
Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency.
The cover must be at least equal at all times to the amount of that  excess.  As one  alternative,  the Fund may  purchase a call option  permitting  the Fund to purchase the amount of foreign  currency being hedged by a forward sale contract at a price no higher than the forward  contract price.  As another  alternative, the Fund may  purchase  a put option  permitting  the Fund to sell the amount of foreign currency  subject to a forward  purchase  contract at a price as high or higher than the forward contact price.

     The precise  matching of the amounts under forward  contracts and the value of the securities  involved  generally  will not be possible  because the future value  of  securities  denominated  in  foreign  currencies  will  change  as  a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the
security  and  deliver  foreign   currency  to  settle  the  original   purchase
obligation.  If the  market  value of the  security  is less than the  amount of foreign  currency  the Fund is  obligated  to  deliver,  the Fund  might have to purchase  additional  foreign  currency on the "spot"  (that is, cash) market to settle the security trade.  If the market value of the security  instead exceeds the amount of foreign  currency  the Fund is  obligated to deliver to settle the trade,  the Fund  might  have to sell on the  spot  market  some of the  foreign currency  received  upon  the sale of the  security.  There  will be  additional transaction costs on the spot market in those cases.

     The  projection  of  short-term  currency  market  movements  is  extremely difficult,  and the  successful  execution of a short-term  hedging  strategy is highly uncertain.  Forward contracts involve the risk that anticipated  currency movements will not be accurately  predicted,  causing the Fund to sustain losses on these contracts and to pay additional  transactions costs. The use of forward contracts  in this  manner  might  reduce  the Fund's  performance  if there are unanticipated  changes in currency  prices to a greater  degree than if the Fund had not entered into such contracts.

     At or before the maturity of a forward contract  requiring the Fund to sell a currency,  the Fund might sell a portfolio  security and use the sale proceeds to make delivery of the currency.  In the  alternative the Fund might retain the security  and offset its  contractual  obligation  to deliver  the  currency  by purchasing a second contract.  Under that contract the Fund will obtain,  on the same  maturity  date,  the same amount of the  currency  that it is obligated to deliver.  Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same  amount of the same  currency  on the  maturity  date of the first contract.  The Fund would  realize a gain or loss as a result of  entering  into such an offsetting forward contract under either circumstance.  The gain or loss will  depend on the  extent  to which the  exchange  rate or rates  between  the currencies  involved moved between the execution dates of the first contract and offsetting contract.

     The costs to the Fund of engaging in forward  contracts varies with factors such as the  currencies  involved,  the  length of the  contract  period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal  basis,  no  brokerage  fees or  commissions  are  involved.
Because these  contracts  are not traded on an exchange,  the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign  currencies into U.S. dollars on a daily basis.  The Fund may convert foreign  currency from time to time, and will incur  costs in doing  so.  Foreign  exchange  dealers  do not  charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various  currencies.  Thus, a dealer might offer to sell a foreign  currency  to the Fund at one  rate,  while  offering  a lesser  rate of  exchange  if the Fund  desires to resell  that  currency to the dealer.

     Regulatory Aspects of Hedging  Instruments.  When using futures and options on futures,  the Fund is  required  to operate  within  certain  guidelines  and restrictions  with  respect  to  the  use  of  futures  as  established  by  the
Commodities Futures Trading Commission (the "CFTC"). In particular,  the Fund is exempted from  registration  with the CFTC as a "commodity pool operator" if the
Fund complies with the  requirements  of Rule 4.5 adopted by the CFTC.  The Rule does not limit the  percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging  position.  However, under the Rule,  the Fund must limit its aggregate  initial  futures  margin and related  options  premiums  to not more than 5% of the  Fund's  net  assets  for hedging  strategies that are not considered bona fide hedging  strategies  under the Rule.  Under the Rule,  the Fund must also use short  futures and options on futures solely for bona fide hedging  purposes  within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

     Transactions in options by the Fund are subject to limitations  established by the option exchanges.  The exchanges limit the maximum number of options that may be  written or held by a single  investor  or group of  investors  acting in concert.  Those limits apply  regardless  of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities,  including other investment  companies having the same  Advisor as the Fund (or an Advisor  that is an affiliate of the Fund's
Advisor). The exchanges also impose position limits on Futures transactions.  An exchange  may order the  liquidation  of  positions  found to be in violation of those limits and may impose certain other sanctions.

     Under  interpretations  of staff  members of the SEC  regarding  applicable provisions of the Investment  Company Act, when the Fund purchases a future,  it must  segregate cash or readily  marketable  short-term  debt  instruments in an amount  equal to the  purchase  price of the  future,  less the  margin  deposit applicable to it.

     Tax  Aspects of  Certain  Hedging  Instruments.  Certain  foreign  currency exchange  contracts  in which the Fund may invest are treated as  "Section  1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are  characterized as 60% long-term and 40% short-term capital  gains or losses  under the Code.  However,  foreign  currency  gains or losses arising from Section 1256 contracts that are forward contracts  generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the  Fund  at the  end of  each  taxable  year  are  "marked-to-market,"  and unrealized  gains or losses are  treated  as though  they were  realized.  These contracts also may be  marked-to-market  for purposes of determining  the excise tax applicable to investment company  distributions and for other purposes under rules prescribed  pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

     Certain  forward  contracts the Fund enters into may result in  "straddles"
for federal income tax purposes. The straddle rules may affect the character and timing  of gains  (or  losses)  recognized  by the Fund on  straddle  positions.
Generally,  a loss  sustained  on the  disposition  of a  position  making  up a straddle is allowed  only to the extent that the loss  exceeds any  unrecognized gain in the  offsetting  positions  making up the straddle.  Disallowed  loss is generally  allowed  at the  point  where  there is no  unrecognized  gain in the offsetting  positions  making up the  straddle,  or the  offsetting  position is disposed of.

               Under the Internal  Revenue Code,  the following  gains or losses are treated as ordinary income or loss:

               1. gains or losses attributable to fluctuations in exchange rates that occur  between the time the Fund  accrues  interest or other receivables or accrues expenses or other liabilities  denominated in a foreign  currency  and the time the Fund  actually  collects such receivables or pays such liabilities, and

               2. gains or losses attributable to fluctuations in the value of a foreign  currency  between  the  date  of  acquisition  of a debt security  denominated in a foreign  currency or foreign  currency forward contracts and the date of disposition.

     Currency  gains and losses are offset  against  market  gains and losses on each  trade  before  determining  a net  "Section  988"  gain or loss  under the
Internal Revenue Code for that trade,  which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

               Investment  in  Other  Investment  Companies.  The  Fund can also invest in the securities of other investment companies, which can include  open-end  funds,  closed-end  funds and unit  investment trusts, subject to the limits set forth in the Investment Company
               Act that apply to those types of  investments.  For example,  the
               Fund can invest in  Exchange-Traded  Funds,  which are  typically open-end  funds  or unit  investment  trusts,  listed  on a stock exchange.  The Fund might do so as a way of gaining  exposure  to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio,  at times when the Fund may not be able to buy those portfolio securities directly.

     Investing  in  another  investment  company  may  involve  the  payment  of substantial  premiums  above the value of such  investment  company's  portfolio securities and is subject to limitations  under the Investment  Company Act. The
Fund does not intend to invest in other investment  companies unless the Manager believes that the potential  benefits of the  investment  justify the payment of any premiums or sales charges.  As a shareholder of an investment  company,  the
Fund  would  be  subject  to its  ratable  share  of that  investment  company's expenses,  including its advisory and administration expenses. At the sane time, the Fund would bear its own management  fees and other  expenses.  The Fund does not  anticipate  investing a  substantial  amount of its net assets in shares of other investment companies.

     |X| Temporary Defensive and Interim Investments.  When market,  economic or political  conditions  are  unstable,  or the Manager  believes it is  otherwise appropriate  to reduce  holdings in stocks,  the Fund can invest in a variety of debt  securities  for  defensive  purposes.  The Fund can  also  purchase  these securities  for liquidity  purposes to meet cash needs due to the  redemption of
Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can hold cash or buy:

     o high-quality (rated in the top rating categories of nationally-recognized rating organizations or deemed by the Manager to be of comparable quality), short-term  money market  instruments,  including those issued by the U. S.
     Treasury or other government agencies,

               o commercial paper  (short-term,  unsecured,  promissory notes of domestic or foreign  companies) rated in the top two rating categories of a nationally recognizes rating organization,

               o debt  obligations of corporate or foreign  government  issuers, rated  investment  grade  (rated  at least  Baa by  Moody's  Investors
          Service, Inc. or at least BBB by Standard & Poor's Corporation, or a  comparable  rating by  another  rating  organization),  or  unrated securities judge by the Manager to have a comparable  quality to rated securities in those categories,

               o  certificates  of deposit and bankers'  acceptances of domestic and foreign banks and savings and loan associations,  and o repurchase agreements.

     Short-term debt securities would normally be selected for defensive or cash management  purposes  because they can normally be disposed of quickly,  are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

     |X|  What  Are  "Fundamental  Policies?"  Fundamental  policies  are  those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting  securities.
Under the  Investment  Company Act, a "majority"  vote is defined as the vote of the holders of the lesser of:

               o 67% or more of the shares  present or represented by proxy at a shareholder  meeting,  if the  holders  of more  than  50% of the outstanding shares are present or represented by proxy, or

               o more than 50% of the outstanding shares.

     The Fund's  investment  objective is a fundamental  policy.  Other policies described in the  Prospectus  or this  Statement of Additional  Information  are
"fundamental"  only if they are identified as such. The Fund's Board of Trustees can change  non-fundamental  policies  without  shareholder  approval.  However, significant  changes to investment  policies will be described in supplements or updates to the  Prospectus  or this  Statement  of  Additional  Information,  as appropriate.  The Fund's  principal  investment  policies  are  described in the
Prospectus.

     |X| What Are The Fund's  Additional  Fundamental  Policies?  The  following investment restrictions are fundamental policies of the Fund.

               o The Fund cannot buy securities  issued or guaranteed by any one issuer if more than 5% of its total  assets  would be invested in securities  of that  issuer or if it would then own more than 10%
               of that issuer's voting securities.  That restriction  applies to
               75% of the  Fund's  total  assets.  The  limit  does not apply to securities  issued by the U.S.  government or any of its agencies or instrumentalities.

               o The  Fund  cannot  concentrate  investments  in any  particular industry.  That  means it cannot  invest 25% or more of its total assets in companies in any one industry.

               o The Fund cannot lend  money.  However,  the Fund can enter into repurchase  transactions and can invest in all or a portion of an issue of bonds,  debentures,  commercial  paper or other  similar
               corporate   obligations,   whether  or  not  they  are   publicly
               distributed.  Investments  in  obligations  that are not publicly distributed are subject to any applicable  percentage  limitation on the Fund's holdings of illiquid and restricted securities. The
               Fund  may also  lend  its  portfolio  securities  subject  to any restrictions adopted by the Board of Trustees.

               o The Fund  cannot  invest in real  estate or  interests  in real
               estate.   However,  the  Fund  can  purchase   readily-marketable
               securities of companies  holding real estate or interests in real estate.

               o The Fund cannot issue  "senior  securities,"  but this does not prohibit  certain  investment  activities for which assets of the
               Fund are  designated  as  segregated,  or margin,  collateral  or
               escrow  arrangements  are  established,   to  cover  the  related
               obligations.  Examples  of  those  activities  include  borrowing
               money,  reverse  repurchase   agreements,   delayed-delivery  and
               when-issued  arrangements for portfolio securities  transactions, and contracts to buy or sell  derivatives,  hedging  instruments, options or futures.

               o The Fund cannot  underwrite  securities of other  companies.  A permitted  exception is in case it is deemed to be an underwriter under the  Securities  Act of 1933 when  reselling any securities held in its own portfolio

               o The Fund cannot invest in commodities  or commodity  contracts, other than the hedging instruments  permitted by any of its other investment  policies.  It does not  matter  whether  the  hedging instrument is considered to be a commodity or commodity contract.

     Another  fundamental policy adopted by the Fund permits it to invest all of its assets in the securities of a single open-end management  investment company for which the Manager,  one of its subsidiaries or a successor is the investment
Advisor or sub-Advisor.  That fund must have  substantially the same fundamental investment  objective,  policies and  limitations as the Fund. This policy would permit the Fund to adopt a "master-feeder"  structure. Under that structure, the
Fund  would be a  "feeder"  fund and would  invest all of its assets in a single pooled  "master fund" in which other feeder funds could also invest.  This could enable the Fund to take advantage of potential operational and cost efficiencies in the  master-feeder  structure.  The Fund has no present intention of adopting the master-feeder  structure. If it did so, the Prospectus and this Statement of
Additional  Information would be revised accordingly.  In addition, the Fund may invest  in  funds  selected  by  a  Trustee  of  the  Fund  under  its  Deferred
Compensation Plan for Disinterested Trustees.

     |X| Does the Fund Have Any Restrictions That Are Not Fundamental?  The Fund
has a number of other investment restrictions that are not fundamental policies, which  means  that  they  can  be  changed  by the  Board  of  Trustees  without shareholder approval.

               o The  Fund  cannot  invest  in  companies  for  the  purpose  of acquiring control or management of them.

               o The Fund cannot  purchase  securities on margin.  However,  the
               Fund may  make  margin  deposits  in  connection  with any of the hedging  instruments  permitted  by any of its  other  investment policies.

               o The Fund cannot  invest in or hold  securities of any issuer if officers  and  Trustees of the Fund or the  Manager  individually beneficially  own more than 1/2 of 1% of the  securities  of that issuer and  together own more than 5% of the  securities  of that issuer.

               o The Fund cannot mortgage or pledge any of its assets.  However, this does not prohibit the escrow  arrangements  contemplated  by the writing of covered call options or other collateral or margin arrangements  in connection  with any of the hedging  instruments permitted by any of its other investment policies.

     Unless the  Prospectus or this Statement of Additional  Information  states that a percentage  restriction  applies on an ongoing basis,  it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment  increases in proportion to the size of the Fund.

     For purposes of the Fund's policy not to  concentrate  its  investments  as described above, the Fund has adopted the industry  classifications set forth in
Appendix  A  to  this  Statement  of  Additional  Information.  This  is  not  a
fundamental policy.

How the Fund is Managed

               Organization  and History.  The Fund is an open-end,  diversified
               management   investment  company  with  an  unlimited  number  of
               authorized shares of beneficial interest.  The Fund was organized as a Massachusetts business trust in May, 1996.

     |X| Classes of Shares.  The Trustees are  authorized,  without  shareholder approval,  to create  new  series  and  classes  of  shares.  The  Trustees  may reclassify  unissued  shares of the Fund into  additional  series or  classes of shares.  The  Trustees  also may divide or combine  the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a  shareholder  in the Fund.  Shares do not have  cumulative  voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

     The Fund  currently  has four classes of shares:  Class A, Class B, Class C and  Class  N.  All  classes  invest  in the  same  investment  portfolio.  Only retirement plans may purchase Class N shares. Each class of shares:

               o has its own dividends and distributions,

               o pays certain  expenses which may be different for the different classes,

               o may have a different net asset value,

               o may have separate  voting rights on matters in which  interests of one class are different from interests of another class, and

               o votes as a class on matters that affect that class alone.

     Shares are freely  transferable,  and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted  to the vote of  shareholders.  Each share of the Fund  represents  an interest in the Fund  proportionately  equal to the interest of each other share of the same class.

     |X| Meetings of Shareholders.  As a Massachusetts  business trust, the Fund is not required to hold, and does not plan to hold,  regular annual  meetings of shareholders.  The  Fund  will  hold  meetings  when  required  to do so by  the
Investment  Company  Act or  other  applicable  law.  It will  also do so when a shareholder  meeting is called by the  Trustees  or upon  proper  request of the shareholders.

     Shareholders  have the right,  upon the  declaration  in writing or vote of two-thirds  of the  outstanding  shares of the Fund,  to remove a  Trustee.  The
Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.
If the  Trustees  receive a request from at least 10  shareholders  stating that they wish to communicate with other  shareholders to request a meeting to remove a Trustee,  the  Trustees  will then  either  make the Fund's  shareholder  list
available  to  the  applicants  or  mail  their   communication   to  all  other
shareholders at the applicants'  expense.  The  shareholders  making the request must have been  shareholders for at least six months and must hold shares of the
Fund  valued  at  $25,000  or more or  constituting  at least  1% of the  Fund's outstanding  shares. The Trustees may also take other action as permitted by the
Investment Company Act.

     |X|  Shareholder  and Trustee  Liability.  The Fund's  Declaration of Trust
contains an express  disclaimer  of  shareholder  or Trustee  liability  for the
Fund's  obligations.  It also provides for  indemnification and reimbursement of expenses out of the Fund's property for any shareholder  held personally  liable for its obligations. The Declaration of Trust also states that upon request, the
Fund shall  assume the defense of any claim made against a  shareholder  for any act or  obligation  of the Fund and shall  satisfy  any  judgment on that claim.
Massachusetts  law permits a shareholder  of a business trust (such as the Fund)
to be  held  personally  liable  as a  "partner"  under  certain  circumstances.
However,  the risk that a Fund  shareholder will incur financial loss from being held  liable as a  "partner"  of the Fund is  limited to the  relatively  remote circumstances in which the Fund would be unable to meet its obligations.

     The Fund's  contractual  arrangements  state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of
Trust to look solely to the assets of the Fund for  satisfaction of any claim or demand  that may arise out of any  dealings  with the  Fund.  Additionally,  the
Trustees  shall have no personal  liability  to any such  person,  to the extent permitted by law.

               Board of Trustees and Oversight Committees.  The Fund is governed by a Board of Trustees,  which is responsible  for protecting the interests of shareholders  under  Massachusetts law. The Trustees meet  periodically  throughout  the year to  oversee  the  Fund's activities, review its performance, and review the actions of the
               Manager. Although the Fund will not normally hold annual meetings of its shareholders,  it may hold shareholder  meetings from time to time on important matters,  and shareholders have the right to call a  meeting  to  remove a  Trustee  or to take  other  action described in the Fund's Declaration of Trust.

     The Board of Trustees has an Audit  Committee,  a Regulatory  and Oversight
Committee, a Governance Committee and a Proxy Committee.  The Audit Committee is
comprised solely of Independent Trustees. The members of the Audit Committee are
Edward  Regan  (Chairman),  Kenneth  Randall  and  Russell  Reynolds.  The Audit
Committee  held 6 meetings  during the Fund's fiscal year ended August 31, 2003.
The Audit  Committee  provides  the Board  with  recommendations  regarding  the selection of the Fund's  independent  auditor.  The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the  Fund's  independent  auditor  concerning  the  Fund's  internal  accounting procedures,  and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

     The members of the Regulatory  &  Oversight  Committee are Robert Galli
(Chairman),  Joel Motley and Phillip Griffiths.  The Regulatory &  Oversight
Committee  held 6 meetings  during the Fund's fiscal year ended August 31, 2003.
The Regulatory &  Oversight  Committee evaluates and reports to the Board on the Fund's  contractual  arrangements,  including  the  Investment  Advisory and
Distribution  Agreements,   transfer  and  shareholder  service  agreements  and
custodian  agreements as well as the policies and procedures adopted by the Fund to comply with the Investment  Company Act and other applicable law, among other duties as set forth in the Committee's charter.

     The members of the Governance  Committee are Joel Motley (Acting Chairman),
Phillip Griffiths and Kenneth Randall. The Governance Committee held one meeting during the Fund's fiscal year ended August 31, 2003.  The  Governance  Committee reviews the Fund's  governance  guidelines,  the  adequacy of the Fund's Code of
Ethics, and develops  qualifications  criteria for Board members consistent with
the  Fund's  governance  guidelines,   among  other  duties  set  forth  in  the
Committee's charter.

     The members of the Proxy  Committee  are Edward Regan  (Chairman),  Russell
Reynolds and John Murphy.  The Proxy Committee held 2 meetings during the Fund's fiscal year ended August 31, 2003. The Proxy  Committee  provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

               Trustees and Officers of the Fund. Except for Mr. Murphy, each of the  Trustees  is an  "Independent  Trustee",  as  defined in the
               Investment  Company Act. Mr. Murphy is an  "Interested  Trustee,"
               because  he is  affiliated  with the  Manager  by  virtue  of his positions  as an officer and  director of the  Manager,  and as a shareholder of its parent company.

     The Fund's Trustees and officers and their positions held with the Fund and length of  service  in such  position(s)  and their  principal  occupations  and business  affiliations during the past five years are listed in the chart below.
The information for the Trustees also includes the dollar range of shares of the
Fund as well as the aggregate dollar range of shares  beneficially  owned in any of the Oppenheimer funds overseen by the Trustees.  All of the Trustees are also trustees or  directors  of the  following  publicly  offered  Oppenheimer  funds
(referred to as "Board I Funds"):

Oppenheimer AMT-Free New York Municipals                    Oppenheimer Gold & Special Minerals Fund
Oppenheimer California Municipal Fund                       Oppenheimer Growth Fund
Oppenheimer Capital Appreciation Fund                       Oppenheimer International Growth Fund
Oppenheimer Capital Preservation Fund                       Oppenheimer International Small Company Fund
Oppenheimer Developing Markets Fund                         Oppenheimer Money Market Fund, Inc.
Oppenheimer Discovery Fund                                  Oppenheimer Multiple Strategies Fund
Oppenheimer Emerging Growth Fund                            Oppenheimer Multi-Sector Income Trust
Oppenheimer Emerging Technologies Fund                      Oppenheimer Multi-State Municipal Trust
Oppenheimer Enterprise Fund                                 Oppenheimer Municipal Bond Fund
Oppenheimer Global Fund                                     Oppenheimer Series Fund, Inc.
Oppenheimer Global Opportunities Fund                       Oppenheimer U.S. Government Trust

     In addition to being a trustee or director of the Board I Funds,  Mr. Galli is also a director  or trustee of 10 other  portfolios  in the  OppenheimerFunds complex.  Present or former  officers,  directors,  trustees and employees  (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement  plans  established  by them for their  employees  are  permitted  to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without  sales  charge.  The sales charges on Class A shares is waived for
that  group  because  of  the  economies  of  sales  efforts   realized  by  the
Distributor.

     Messrs.  Murphy,  Molleur,  Vottiero,  Wixted,  Bhaman and Zack,  and Mses.
Bechtolt,  Feld and Ives  respectively hold the same offices with one or more of the other Board I Funds as with the Fund. As of September 30, 2003, the Trustees and officers of the Fund, as a group,  owned of record or beneficially less than
1% of each class of shares of the Fund. The foregoing statement does not reflect ownership  of shares of the Fund held of record by an employee  benefit plan for employees of the  Manager,  other than the shares  beneficially  owned under the plan by the officers of the Fund listed  above.  Mr. Murphy is a trustee of that plan. In addition,  each Independent  Trustee, and his or her family members, do not own  securities of either the Manager or Distributor of the Board I Funds or any person  directly or  indirectly  controlling,  controlled by or under common control with the Manager or Distributor.

               |X| Affiliated  Transactions and Material Business Relationships.
               Mr.  Reynolds has reported he has a  controlling  interest in The
               Directorship   Search  Group,  Inc.  ("The  Directorship   Search
               Group"),  a director  recruiting  firm that  provided  consulting services to  Massachusetts  Mutual Life Insurance  Company (which controls the Manager) for fees aggregating  $247,500 from January
               1, 2001 through  December 31, 2002. Mr.  Reynolds  estimates that
               The  Directorship   Search  Group  will  not  provide  consulting
               services to  Massachusetts  Mutual Life Insurance  Company during the calendar year 2003.

     The Independent  Trustees have unanimously  (except for Mr.  Reynolds,  who abstained) determined that the consulting  arrangements between The Directorship
Search Group and  Massachusetts  Mutual Life Insurance Company were not material business or  professional  relationships  that would  compromise  Mr.  Reynolds'
status  as an  Independent  Trustee.  Nonetheless,  to  assure  certainty  as to determinations  of the Board and the  Independent  Trustees  as to matters  upon which the Investment  Company Act or the rules thereunder  require approval by a majority of Independent Trustees,  Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent Trustees was present or whether a majority of Independent Trustees approved the matter.

     The  address of each  Trustee  in the chart  below is 6803 S.  Tucson  Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

                                                  Independent Trustees

Name,                        Principal Occupation(s) During Past 5 Years;               Dollar Range     Aggregate
                                                                                                         Dollar Range
                                                                                                         Of Shares
                                                                                                         Beneficially
                                                                                                         Owned in Any
                                                                                        of Shares        of the
Position(s) Held with Fund,  Other Trusteeships/Directorships Held by Trustee;          Beneficially     Oppenheimer
Length of Service,           Number of Portfolios in Fund Complex Currently Overseen    Owned in the     Funds Overseen
Age                          by Trustee                                                 Fund             by Trustee
---------------------------- ---------------------------------------------------------- ---------------- ----------------
---------------------------- ---------------------------------------------------------- ---------------------------------
                                                                                            As of December 31, 2002
---------------------------- ---------------------------------------------------------- ---------------------------------
---------------------------- ---------------------------------------------------------- ---------------- ----------------
Clayton K. Yeutter,          Of Counsel (since 1993), Hogan & Hartson (a law firm).     $0               $50,001-$100,000
Chairman of the Board of     Other directorships: Weyerhaeuser Corp. (since 1999) and
Trustees since 2003;         Danielson Holding Corp. (since 2002); formerly a
Trustee since 1996           director of Caterpillar, Inc. (1993-December 2002).
Age: 72                      Oversees 25 portfolios in the OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------- ---------------- ----------------
---------------------------- ---------------------------------------------------------- ---------------- ----------------
Robert G. Galli,             A trustee or director of other Oppenheimer funds.          Over $100,000    Over $100,000
Trustee since 1996           Formerly Trustee (May 2000-2002) of Research Foundation
Age: 70                      of AIMR (investment research, non-profit) and Vice
                             Chairman (October 1995-December 1997) of the Manager.
                             Oversees 35 portfolios in the OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------- ---------------- ----------------
---------------------------- ---------------------------------------------------------- ---------------- ----------------
Phillip A. Griffiths,        A director (since 1991) of the Institute for Advanced      $0               Over $100,000
Trustee, since 1999          Study, Princeton, N.J., a director (since 2001) of GSI
Age: 64                      Lumonics, a trustee (since 1983) of Woodward Academy, a
                             Senior Advisor (since 2001) of The Andrew W. Mellon
                             Foundation. A member of: the National Academy of
                             Sciences (since 1979), American Academy of Arts and
                             Sciences (since 1995), American Philosophical Society
                             (since 1996) and Council on Foreign Relations (since
                             2002). Formerly a director of Bankers Trust New York
                             Corporation (1994-1999). Oversees 25 portfolios in the
                             OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------- ---------------- ----------------
---------------------------- ---------------------------------------------------------- ---------------- ----------------
Joel W. Motley,              Director (since 2002) Columbia Equity Financial Corp.      $01              $01
Trustee since 2002           (privately-held financial adviser); Managing Director
Age: 53                      (since 2002) Carmona Motley, Inc. (privately-held
                             financial adviser); Formerly he held the following
                             positions: Managing Director (January 1998-December
                             2001), Carmona Motley Hoffman Inc. (privately-held
                             financial adviser); Managing Director (January
                             1992-December 1997), Carmona Motley & Co.
                             (privately-held financial adviser). Oversees 25
                             portfolios in the OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------- ---------------- ----------------
---------------------------- ---------------------------------------------------------- ---------------- ----------------
Kenneth A. Randall,          A director of Dominion Resources, Inc. (electric utility   $0               Over $100,000
Trustee since 1996           holding company) and Prime Retail, Inc. (real estate
Age: 76                      investment trust); formerly a director of Dominion
                             Energy, Inc. (electric power and oil & gas producer),
                             President and Chief Executive Officer of The Conference
                             Board, Inc. (international economic and business
                             research) and a director of Lumbermens Mutual Casualty
                             Company, American Motorists Insurance Company and
                             American Manufacturers Mutual Insurance Company.
                             Oversees 25 portfolios in the OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------- ---------------- ----------------
---------------------------- ---------------------------------------------------------- ---------------- ----------------
Edward V. Regan,             President, Baruch College, CUNY; a director of RBAsset     $1 - $10,000     $50,001-$100,000
Trustee since 1996           (real estate manager); a director of OffitBank; formerly
Age: 73                      Trustee, Financial Accounting Foundation (FASB and
                             GASB), Senior Fellow of Jerome Levy Economics Institute,
                             Bard College, Chairman of Municipal Assistance
                             Corporation for the City of New York, New York State
                             Comptroller and Trustee of New York State and Local
                             Retirement Fund. Oversees 25 portfolios in the
                             OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------- ---------------- ----------------
---------------------------- ---------------------------------------------------------- ---------------- ----------------
Russell S. Reynolds, Jr.,    Chairman (since 1993) of The Directorship Search Group,    $0               $10,001-$50,000
Trustee since 1996           Inc. (corporate governance consulting and executive
Age: 71                      recruiting); a life trustee of International House
                             (non-profit educational organization), and a trustee
                             (since 1996) of the Greenwich Historical Society.
                             Oversees 25 portfolios in the OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------- ---------------- ----------------
---------------------------- ---------------------------------------------------------- ---------------- ----------------
Donald W. Spiro,             Chairman  Emeritus  (since  January 1991) of the Manager.  Over $100,000    Over $100,000
Vice Chairman of the Board   Formerly a  director  (January  1969-August  1999) of the
of Trustees,                 Manager.  Oversees 25 portfolios in the  OppenheimerFunds
Trustee since 1996           complex.
Age: 77

                    1 Mr.  Motley  was  elected  as Trustee to the Board I Funds effective October 10, 2002.

                    2. In accordance  with Rule 12b-1 of the Investment  Company
                    Act, the term  "Independent  Trustees" in this  Statement of
                    Additional  Information refers to those Trustees who are not
                    "interested  persons"  of the  Fund  and who do not have any direct or indirect  financial  interest in the  operation of the distribution plan or any agreement under the plan.

     The address of Mr. Murphy in the chart below is Two World Financial Center,
225 Liberty  Street,  11th Floor,  New York, NY 10080.  Mr. Murphy serves for an indefinite term, until his retirement, resignation, death or removal.

---------------------------------------------------------------------------------------------------------------------------
                                             Interested Director and Officer
---------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------ --------------- ----------------
Name,                         Principal Occupation(s) During Past 5 Years;                 Dollar Range    Aggregate
                                                                                                           Dollar Range
                                                                                                           Of Shares
                                                                                                           Beneficially
                                                                                           of Shares       Owned in Any
Position(s) Held with Fund,   Other Trusteeships/Directorships Held by Trustee;            Beneficially    of the
Length of Service             Number of Portfolios in Fund Complex Currently Overseen by   Owned in the    Oppenheimer
Age                           Trustee                                                      Fund            Funds
----------------------------- ------------------------------------------------------------ --------------- ----------------
----------------------------- ------------------------------------------------------------ --------------------------------
                                                                                               As of December 31, 2002
----------------------------- ------------------------------------------------------------ --------------------------------
----------------------------- ------------------------------------------------------------ --------------- ----------------
John V. Murphy, President     Chairman, Chief Executive Officer and director (since June   $0               Over $100,000
and Trustee,                  2001) and President (since September 2000) of the Manager;
Trustee since 2001            President and a director or trustee of other Oppenheimer
Age: 54                       funds; President and a director (since July 2001) of
                              Oppenheimer Acquisition Corp. (the Manager's parent
                              holding company) and of Oppenheimer Partnership Holdings,
                              Inc. (a holding company subsidiary of the Manager); a
                              director (since November 2001) of OppenheimerFunds
                              Distributor, Inc. (a subsidiary of the Manager); Chairman
                              and a director (since July 2001) of Shareholder Services,
                              Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a
                              director (since July 2001) of OppenheimerFunds Legacy
                              Program (a charitable trust program established by the
                              Manager); a director of the investment advisory
                              subsidiaries of the Manager: OFI Institutional Asset
                              Management, Inc. and Centennial Asset Management
                              Corporation (since November 2001), HarbourView Asset
                              Management Corporation and OFI Private Investments, Inc.
                              (since July 2001); President (since November 1, 2001) and
                              a director (since July 2001) of Oppenheimer Real Asset
                              Management, Inc.; a director (since November 2001) of
                              Trinity Investment Management Corp. and Tremont Advisers,
                              Inc. (investment advisory affiliates of the Manager);
                              Executive Vice President (since February 1997) of
                              Massachusetts Mutual Life Insurance Company (the Manager's
                              parent company); a director (since June 1995) of DLB
                              Acquisition Corporation (a holding company that owns the
                              shares of David L. Babson & Company, Inc.); formerly,
                              Chief Operating Officer (September 2000-June 2001) of the
                              Manager; President and trustee (November 1999-November
                              2001) of MML Series Investment Fund and MassMutual
                              Institutional Funds (open-end investment companies); a
                              director (September 1999-August 2000) of C.M. Life
                              Insurance Company; President, Chief Executive Officer and
                              director (September 1999-August 2000) of MML Bay State
                              Life Insurance Company; a director (June 1989-June 1998)
                              of Emerald Isle Bancorp and Hibernia Savings Bank (a
                              wholly-owned subsidiary of Emerald Isle Bancorp). Oversees
                              83 portfolios in the OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ --------------- ----------------

       The address of the Officers in the chart below is as follows: for Messrs.  Molleur,  Bhaman and Zack and Ms.
Feld, Two World Financial  Center,  225 Liberty Street,  11th Floor, New York, NY 10080,  for Messrs.  Vottiero and
Wixted and Mses.  Bechtolt and Ives,  6803 S. Tucson Way,  Centennial,  CO  80112-3924.  Each Officer serves for an annual term or until his or her retirement, resignation, death or removal.

                                                   Officers of the Fund

Name,                              Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund,
Length of Service,
Age
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Rajeev Bhaman, Vice President      Vice President of the Manager  (since  January 1997);  an officer of 1 portfolio in the
and Portfolio Manager since 1996   OppenheimerFunds  complex; formerly Assistant Vice President of the Manager (March 1996
Age: 39                            - January 1997).
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Brian W. Wixted,                   Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer since 1999               (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services,
Age: 43                            Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services,
                                   Inc., Oppenheimer Partnership Holdings, Inc., OFI Private Investments, Inc. (since
                                   March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May
                                   2000) and OFI Institutional Asset Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief Financial Officer
                                   (since May 2000) of Oppenheimer Trust Company (a trust company subsidiary of the
                                   Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                                   OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief
                                   Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund Services
                                   Division. Oversees 83 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Connie Bechtolt,                   Assistant Vice President of the Manager  (since September 1998); formerly Manager/Fund
Assistant Treasurer since 2002     Accounting (September 1994-September 1998) of the Manager. Oversees 83 portfolios in
Age: 40                            the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Philip Vottiero,                   Vice President/Fund Accounting of the Manager (since March 2002); formerly Vice
Assistant Treasurer since 2002     President/Corporate Accounting of the Manager (July 1999-March 2002) prior to which he
Age: 40                            was Chief Financial Officer at Sovlink Corporation (April 1996-June 1999). Oversees 83
                                   portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Robert G. Zack,                    Senior Vice President (since May 1985) and General Counsel (since February 2002) of
Secretary since 2001               the Manager; General Counsel and a director (since November 2001) of OppenheimerFunds
Age: 55                            Distributor, Inc.; Senior Vice President and General Counsel (since November 2001) of
                                   HarbourView Asset Management Corporation; Vice President and a director (since
                                   November 2000) of Oppenheimer Partnership Holdings, Inc.; Senior Vice President,
                                   General Counsel and a director (since November 2001) of Shareholder Services, Inc.,
                                   Shareholder Financial Services, Inc., OFI Private Investments, Inc., Oppenheimer Trust
                                   Company and OFI Institutional Asset Management, Inc.; General Counsel (since November
                                   2001) of Centennial Asset Management Corporation; a director (since November 2001) of
                                   Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director (since
                                   November 2001) of OppenheimerFunds International Ltd.; Vice President (since November
                                   2001) of OppenheimerFunds Legacy Program; Secretary (since November 2001) of
                                   Oppenheimer Acquisition Corp.; formerly Acting General Counsel (November 2001-February
                                   2002) and Associate General Counsel (May 1981-October 2001) of the Manager; Assistant
                                   Secretary of Shareholder Services, Inc. (May 1985-November 2001), Shareholder
                                   Financial Services, Inc. (November 1989-November 2001); OppenheimerFunds International
                                   Ltd. and OppenheimerFunds plc (October 1997-November 2001). Oversees 83 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Katherine P. Feld,                 Vice President and Senior Counsel (since July 1999) of the Manager; Vice President
Assistant Secretary since 2001     (since June 1990) of OppenheimerFunds Distributor, Inc.; Director, Vice President and
Age: 45                            Assistant Secretary (since June 1999) of Centennial Asset Management Corporation; Vice
                                   President (since 1997) of Oppenheimer Real Asset Management, Inc.; formerly Vice
                                   President and Associate Counsel of the Manager (June 1990-July 1999). Oversees 83
                                   portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Kathleen T. Ives,                  Vice President and Assistant Counsel (since June 1998) of the Manager; Vice President
Assistant Secretary since 2001     (since 1999) of OppenheimerFunds Distributor, Inc.; Vice President and Assistant
Age: 37                            Secretary (since 1999) of Shareholder Services, Inc.; Assistant Secretary (since
                                   December 2001) of OppenheimerFunds Legacy Program and Shareholder Financial Services,
                                   Inc.; formerly Assistant Vice President and Assistant Counsel of the Manager (August
                                   1997-June 1998); Assistant Counsel of the Manager (August 1994-August 1997). Oversees
                                   83 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Denis R. Molleur,                  Vice President and Senior Counsel of the Manager (since July 1999); formerly a Vice
Assistant Secretary since 2001     President and Associate Counsel of the Manager (September 1995-July 1999). Oversees 74
Age: 45                            portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------

         |X|  Remuneration of Trustees.  The officers of the Fund and one of the Trustees of the Fund (Mr.  Murphy)
who are  affiliated  with the Manager  receive no salary or fee from the Fund.  The remaining  Trustees of the Fund received the  compensation  shown below from the Fund with respect to the Fund's fiscal year ended August 31, 2003.
The  compensation  from all 31 of the Board I Funds  (including  the Fund)  represents  compensation  received  for serving as a director or trustee  and member of a committee  (if  applicable)  of the boards of those funds  during the calendar year ended December 31, 2002.

Trustee Name and Other Fund              Aggregate         Retirement         Estimated Annual     Total Compensation From
                                                                                                    All Oppenheimer Funds
                                                        Benefits Accrued    Retirement Benefits      For Which Individual
Position(s)                            Compensation      as Part of Fund      to be Paid Upon             Serves As
(as applicable)                         From Fund1          Expenses            Retirement2            Trustee/Director
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
Clayton K. Yeutter                        $2,9473            $1,076               $36,372                  $71,792
Chairman of the Board
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
Robert G. Galli                           $2,600             $1,626               $55,6784                $198,3865
Regulatory & Oversight Committee
Chairman
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
Phillip Griffiths
Regulatory & Oversight
Committee Member and                      $1,4926             $388                $10,256                  $60,861
Governance Committee Member
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
Leon Levy8                                $2,022               $0                 $11,352                  $173,700
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
Benjamin Lipstein8                        $2,622              $522                $115,270                 $150,152
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
Joel W. Motley                           $1,325 8              $4                    $0                    $14,453
Governance Committee
Acting Chairman and
Regulatory & Oversight
Committee Member
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
Elizabeth B. Moynihan8                    $2,462             $1,975               $17,086                  $105,760
Study Committee Member
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
Kenneth A. Randall                        $2,259              $415                $74,471                  $97,012
Audit Committee Member and
Governance Committee Member
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
Edward V. Regan                           $2,234             $1,041               $46,313                  $95,960
Audit Committee Chairman
and Proxy Committee Chairman
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
Russell S. Reynolds, Jr.                  $1,672             $1,153               $48,991                  $71,792
Proxy Committee Member and Audit
Committee Member
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
------------------------------------ ------------------ ------------------ ----------------------- -------------------------
Donald Spiro                              $1,492              $477                $9,3969                  $64,080
------------------------------------ ------------------ ------------------ ----------------------- -------------------------

1. Aggregate Compensation From Fund includes fees and deferred compensation,  if any, for a Trustee.

2. Estimated Annual Retirement Benefits to be Paid Upon Retirement is based on a straight  life payment plan  election  with the  assumption  that a Trustee will retire at the age of 75 and is  eligible  (after 7 years of  service) to receive
retirement  plan  benefits  as  described  below  under   "Retirement  Plan  for
Trustees."

3. Includes $737 deferred by Mr.  Yeutter under the Deferred  Compensation  Plan described below.

4. Includes  $24,989  estimated to be paid to Mr. Galli for serving as a trustee or director of 10 other Oppenheimer funds that are not Board I Funds.

5.  Includes  $92,626 paid to Mr. Galli for serving as trustee or director of 10 other Oppenheimer funds that are not Board I Funds.

6. Includes  $1,492 deferred by Mr.  Griffiths  under the Deferred  Compensation
Plan described below.

7. Messrs. Levy and Lipstein and Ms. Moynihan retired as Trustees from the Board
I  Funds  effective  January  1,  2003,  March  31,  2003  and  July  31,  2003,
respectively.

8. Includes $132  deferred by Mr.  Motley under the Deferred  Compensation  Plan described below.

9. The amount for Mr.  Spiro is based on the  assumption  that he will retire at age 82 when he becomes  eligible to receive  retirement  plan benefits  (after 7 years of service).

|X| Retirement  Plan for Trustees.  The Fund has adopted a retirement  plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average  compensation paid during a Trustee's five years of service in which the highest  compensation was received.  A Trustee must serve as trustee for any of the  Board I Funds  for at least  seven  years in  order to be  eligible  for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum  benefit.  Each  Trustee's  retirement  benefits  will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits  cannot be determined at this time, nor can we estimate the number of years of credited  service  that will be used to  determine  those benefits.

|X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a
Deferred Compensation Plan for disinterested trustees that enables them to elect to defer  receipt of all or a portion of the annual  fees they are  entitled  to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the
Trustee under the plan is determined  based upon the performance of the selected funds.

     Deferral of Trustees'  fees under the plan will not  materially  affect the
Fund's assets,  liabilities or net income per share.  The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation  to any  Trustee.  Pursuant to an Order issued by the SEC, the Fund may  invest  in the  funds  selected  by the  Trustee  under  the  plan  without shareholder  approval for the limited  purpose of  determining  the value of the
Trustee's deferred fee account.

     |X| Major  Shareholders.  As of September  30,  2003,  the only persons who owned of record or were known by the Fund to own  beneficially 5% or more of any class of the Fund's outstanding securities,  and their holdings of that class as of that date, was the following:

Investors  Bank  &   Trust  Comp.  TR  FBO  Various   Retirement   Plans,  4
Manhattanville  Road,  Purchase,  NY 10577-2139,  which owned 66,592.483 Class N shares (11.56%);

NFSC FEBO #251-072036,  First American Trust FSB TTEE, Nabisco Inc. UA 07/15/99,
Deferred Compensation Plan, 421 N. Main Street, Santa Ana, CA 92701-5617,  which owned 65,380.460 Class N shares (11.35%);

Dale A. Chiara & Mark C. Yanalunas TR, UA 02/01/92, Design Systems Inc. 401K
& PAP, 38799 W 12 Mile Road,  Farmington  Hills, MI 48331-2903,  which owned
38,173.886 Class N shares (6.63%); and

MCB Trust Services TR.,  Centerprise  Savings Plan, 700 17th Street,  Denver, CO
80202-3531, which owned 37,735.502 Class N shares (6.55%).

The Manager.  The Manager is  wholly-owned by Oppenheimer  Acquisition  Corp., a holding company  controlled by Massachusetts  Mutual Life Insurance  Company,  a
global, diversified insurance and financial services organization.

     |X| Code of Ethics.  The Fund, the Manager and the Distributor  have a Code of Ethics.  It is designed to detect and prevent  improper  personal  trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with  knowledge of the  investments  and  investment  intentions of the Fund and other funds  advised by the  Manager.  The Code of Ethics does permit  personnel subject to the Code to invest in securities,  including  securities  that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance  with the Code of Ethics is carefully  monitored  and enforced by the
Manager.

     The Code of Ethics is an exhibit to the Fund's registration statement filed with the  Securities  and Exchange  Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington,  D.C. You can obtain  information about the hours of operation of the Public  Reference Room by calling the SEC at
1.800.202.942.8090.  The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at  www.sec.gov.  Copies may be  obtained,  after paying a  duplicating  fee, by electronic  request at the following E-mail address:  publicinfo@sec.gov,  or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     |X| Portfolio  Proxy Voting.  The Fund has adopted  Portfolio  Proxy Voting
Policies  and  Procedures  under  which  the  Fund  votes  proxies  relating  to
securities   ("portfolio   proxies")  held  by  the  Fund.  The  Fund's  primary
consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders.  The Fund has retained an unaffiliated  third-party as its agent to vote portfolio  proxies in accordance  with the Fund's  Portfolio Proxy
Voting  Guidelines and to maintain  records of such portfolio proxy voting.  The
Proxy Voting Guidelines include provisions to address conflicts of interest that may arise  between the fund and OFI where an OFI  directly-controlled  affiliate manages or administers the assets of a pension plan of a company  soliciting the proxy. The Fund's  Portfolio Proxy Voting  Guidelines on routine and non-routine proxy proposals are summarized below.

o The Fund votes with the  recommendation of the issuer's  management on routine
matters,   including   election  of  directors   nominated  by  management   and
ratification of auditors, unless circumstances indicate otherwise.

o In general, the Fund opposes anti-takeover  proposals and supports elimination of anti-takeover proposals, absent unusual circumstances.

o The Fund  supports  shareholder  proposals  to  reduce a  super-majority  vote requirement,  and opposes  management  proposals  to add a  super-majority  vote requirement.

o The Fund opposes proposals to classify the board of directors.

o The Fund supports proposals to eliminate cumulative voting.

o The Fund opposes re-pricing of stock options.

o The Fund generally  considers executive  compensation  questions such as stock option plans and bonus plans to be ordinary business activity. The Fund analyzes stock option plans, paying particular  attention to their dilutive effect. While the Fund  generally  supports  management  proposals,  the Fund opposes plans it considers to be excessive.

     The Fund will be required to file new Form N-PX,  with its  complete  proxy voting  record for the 12 months  ended June 30th,  no later than August 31st of each year.  The first such filing is due no later than August 31, 2004,  for the twelve months ended June 30, 2004. Once filed,  the Fund's Form N-PX filing will be available (i) without charge,  upon request, by calling the Fund toll-free at
1.800.225.5677 and (ii) on the SEC's website at www.sec.gov.

     |X| The Investment  Advisory  Agreement.  The Manager  provides  investment advisory  and  management  services  to the Fund  under an  investment  advisory agreement  between the Manager and the Fund. The Manager selects  securities for the Fund's portfolio and handles its day-to-day business.  The portfolio manager of the Fund is  employed  by the  Manager  and is the person who is  principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's  Equity  Portfolio  Team,  provide the portfolio  managers with counsel and support in managing the Fund's portfolio.

     The  agreement  requires the Manager,  at its expense,  to provide the Fund with  adequate  office space,  facilities  and  equipment.  It also requires the
Manager to provide  and  supervise  the  activities  of all  administrative  and clerical  personnel  required to provide effective  administration for the Fund.
Those  responsibilities  include the compilation and maintenance of records with respect to its operations,  the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     The Fund pays  expenses  not  expressly  assumed by the  Manager  under the advisory  agreement.  The advisory  agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses,  share issuance costs,  certain  printing and  registration  costs and non-recurring expenses,  including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole.  The fees are  allocated to each class of shares  based upon the  relative  proportion  of the Fund's net assets  represented by that class.  The management  fees paid by the Fund to the
Manager during its last three fiscal years are listed below.

Fiscal Years ended 8/31:          Management Fees Paid to OppenheimerFunds, Inc.

  2001                                               $2,204,570

  2002                                               $3,406,473

  2003                                               $4,792,388

     The  investment  advisory  agreement  states that in the absence of willful misfeasance,  bad faith,  gross  negligence in the  performance of its duties or reckless  disregard of its obligations and duties under the investment  advisory agreement,  the  Manager is not liable  for any loss the Fund  sustains  for any investment,  adoption  of any  investment  policy,  or  the  purchase,  sale  or retention of any security.

     The  agreement  permits  the Manager to act as  investment  advisor for any other  person,  firm  or  corporation  and  to use  the  name  "Oppenheimer"  in connection  with other  investment  companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund,  the Manager may  withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

     |X| Annual Approval of Investment Advisory Agreement.  Each year, the Board of Trustees,  including a majority of the Independent  Trustees,  is required to approve the renewal of the investment advisory agreement. The Investment Company
Act requires  that the Board  request and evaluate and the Manager  provide such information  as may  be  reasonably  necessary  to  evaluate  the  terms  of the investment  advisory agreement.  The Board employs an independent  consultant to prepare a report that provides such  information  as the Board requests for this purpose.

     The Board also receives  information about the 12b-1  distribution fees the
Fund pays. These distribution fees are reviewed and approved at a different time of the year.

     The Board reviewed the foregoing information in arriving at its decision to renew  the  investment  advisory  agreement.  Among  other  factors,  the  Board considered:

o The nature,  cost,  and quality of the  services  provided to the Fund and its shareholders;

o The profitability of the Fund to the Manager;

o The  investment  performance  of the  Fund in  comparison  to  regular  market indices;

o Economies of scale that may be available to the Fund from the Manager;

o Fees paid by other mutual funds for similar services;

o The value and quality of any other  benefits or services  received by the Fund from its relationship with the Manager; and

o The direct and indirect  benefits the Manager  received from its  relationship with the Fund.  These  included  services  provided by the  Distributor  and the
Transfer Agent,  and brokerage and soft dollar  arrangements  permissible  under
Section 28(e) of the Securities Exchange Act.

     The Board  considered  that the Manager must be able to pay and retain high quality  personnel at  competitive  rates to provide  services to the Fund.  The
Board also considered that maintaining the financial viability of the Manager is important  so that the  Manager  will be able to  continue  to  provide  quality services  to the Fund and its  shareholders  in  adverse  times.  The Board also considered  the  investment  performance  of other mutual  funds  advised by the
Manager.  The  Board is aware  that  there  are  alternatives  to the use of the
Manager.

     These matters were also  considered by the  Independent  Trustees,  meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations. The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules  regarding  the  independence  of counsel.

     In arriving  at a decision,  the Board did not single out any one factor or group of factors as being more important than other factors,  but considered all factors  together.  The Board judged the terms and  conditions of the investment advisory  agreement,  including the investment  advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.  One of the duties of the Manager under the investment  advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains  provisions  relating to the employment of broker-dealers to effect the Fund's portfolio transactions.
The Manager is  authorized by the advisory  agreement to employ  broker-dealers, including  "affiliated"  brokers,  as that  term is  defined  in the  Investment
Company Act. The Manager may employ  broker-dealers  that the Manager thinks, in its best judgment based on all relevant factors will implement the policy of the
Fund to  obtain,  at  reasonable  expense,  the "best  execution"  of the Fund's portfolio transactions.  "Best execution" means prompt and reliable execution at the most  favorable  price  obtainable.  The Manager  need not seek  competitive commission bidding.  However, it is expected to be aware of the current rates of eligible brokers and to minimize the concessions  paid to the extent  consistent with the  interests  and  policies  of the Fund as  established  by its Board of
Trustees.

     Under the  investment  advisory  agreement,  the Manager may select brokers
(other than affiliates) that provide  brokerage and/or research services for the
Fund and/or the other  accounts  over which the Manager or its  affiliates  have investment  discretion.  The concessions paid to such brokers may be higher than another  qualified  broker  would  charge,  if the  Manager  makes a good  faith determination  that the  concession  is fair and  reasonable  in relation to the services  provided.  Subject to those  considerations,  as a factor in selecting brokers for the Fund's  portfolio  transactions,  the Manager may also  consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment  advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate  brokerage  based upon  recommendations  from the  Manager's  portfolio managers. In certain instances, portfolio managers may directly place trades and allocate  brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

     Transactions  in  securities  other than those for which an exchange is the primary  market  are  generally  done  with  principals  or  market  makers.  In transactions  on  foreign  exchanges,  the Fund  may be  required  to pay  fixed brokerage  commissions  and  therefore  would not have the benefit of negotiated commissions available in U.S. markets.  Brokerage commissions are paid primarily for effecting  transactions  in listed  securities  or for certain  fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears  likely that a better price or execution can be obtained by doing so. In an option transaction,  the Fund ordinarily uses the same broker for the purchase or sale of the option and any  transaction in the securities to which the option  relates.  Other funds  advised by the Manager have  investment policies  similar to those of the Fund.  Those other funds may  purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply  and price of the  securities.  If two or more  funds  advised by the
Manager  purchase the same  security on the same day from the same  dealer,  the transactions  under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     In an option transaction,  the Fund ordinarily uses the same broker for the purchase or sale of the option and any  transaction  in the  securities to which the option relates.  Other funds advised by the Manager have investment policies similar to those of the Fund.  Those other  funds may  purchase or sell the same securities  as the Fund at the same time as the Fund,  which  could  affect  the supply and price of the securities.  If two or more funds advised by the Manager purchase  the  same  security  on  the  same  day  from  the  same  dealer,  the transactions  under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful  only to one or more of the  advisory  accounts of the Manager and its affiliates.  The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the  Manager's  other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

     Investment research services include information and analysis on particular companies  and  industries  as well as market or economic  trends and  portfolio strategy,  market  quotations for portfolio  evaluations,  information  systems, computer hardware and similar products and services.  If a research service also assists the Manager in a  non-research  capacity  (such as  bookkeeping or other administrative  functions),  then only the percentage or component that provides assistance to the Manager in the investment  decision-making process may be paid in commission dollars.

     The Board of  Trustees  permits the  Manager to use stated  commissions  on secondary fixed-income agency trades to obtain research if the broker represents to the  Manager  that:  (i)  the  trade  is not  from or for  the  broker's  own inventory,  (ii) the trade was  executed by the broker on an agency basis at the stated commission,  and (iii) the trade is not a riskless principal transaction.
The Board of  Trustees  permits the Manager to use  commissions  on  fixed-price offerings  to obtain  research,  in the same manner as is  permitted  for agency transactions.

     The  research   services   provided  by  brokers  broadens  the  scope  and
supplements  the research  activities  of the Manager.  That  research  provides additional  views and  comparisons for  consideration,  and helps the Manager to obtain market  information  for the valuation of securities that are either held in the Fund's  portfolio  or are being  considered  for  purchase.  The  Manager provides  information  to the  Board  about  the  commissions  paid  to  brokers furnishing such services,  together with the Manager's  representation  that the amount of such  commissions  was  reasonably  related to the value or benefit of such services.

Fiscal Years Ended 8/31:    Total Brokerage Commissions Paid by the Fund 1

     2001                                                  $735,755

     2002                                                  $955,773

     2003                                                  $737,7922

1. Amounts do not include spreads or commissions on principal  transactions on a net trade basis.

2. In the fiscal year ended 8/31/03,  no  transactions  were directed to brokers for research services,  and no commissions were paid to broker-dealers for those services.

     Most  securities  purchases  of debt  obligations  made by the  Fund are in principal  transactions at net prices.  The Fund usually deals directly with the selling or purchasing  principal or market maker without  incurring  charges for the  services  of a broker on its behalf  unless the Manager  determines  that a better  price or  execution  may be obtained by using the  services of a broker.
Portfolio  securities  purchased  from  underwriters  include  a  commission  or concession  paid by the issuer to the  underwriter in the price of the security.
Portfolio securities purchased from dealers include a spread between the bid and asked price.  The Fund seeks to obtain  prompt  execution of these orders at the most favorable net price.

Distribution and Service Plans

The Distributor.  Under its General  Distributor's  Agreement with the Fund, the
Distributor  acts as the Fund's principal  underwriter in the continuous  public offering of the Fund's  classes of shares.  The  Distributor  bears the expenses normally  attributable to sales,  including advertising and the cost of printing and mailing prospectuses,  other than those furnished to existing  shareholders.
The Distributor is not obligated to sell a specific  number of shares.  Expenses normally attributable to sales are borne by the Distributor.

     The sales charges and concessions  paid to, or retained by, the Distributor from the sale of shares during the Fund's three most recent  fiscal  years,  and the  contingent  deferred  sales  charges  retained  by the  Distributor  on the redemption  of shares for the three most  recent  fiscal  years are shown in the tables below.

  ------------------- ------------------ ------------------
                      Aggregate          Class A
  Fiscal Year Ended   Front-End Sales    Front-End Sales
  8/31:               Charges on Class   Charges Retained
                      A Shares           by Distributor 1
  ------------------- ------------------ ------------------
  ------------------- ------------------ ------------------
         2001             $728,912           $110,505
  ------------------- ------------------ ------------------
  ------------------- ------------------ ------------------
         2002            $1,059,341          $222,403
  ------------------- ------------------ ------------------
  ------------------- ------------------ ------------------
         2003             $903,547           $192,174
  ------------------- ------------------ ------------------

1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

                     Concessions on     Concessions on     Concessions on     Concessions        Concessions on
Fiscal Year Ended    Class A Shares     Class A Shares     Class B Shares     on Class C         Class N Shares
8/31:                Advanced by        Advanced by        Advanced by        Shares Advanced    Advanced by
                     Distributor1       Distributor1       Distributor1       by Distributor1    Distributor1
                   -------------------- ------------------ ------------------ ------------------ ------------------ ---------------
                   -------------------- ------------------ ------------------ ------------------ ------------------ ---------------
                          2001              $230,000           $230,000           $622,502           $193,651            $2212
                   -------------------- ------------------ ------------------ ------------------ ------------------ ---------------
                   -------------------- ------------------ ------------------ ------------------ ------------------ ---------------
                          2002              $289,954           $289,954           $706,630           $308,937           $17,158
                   -------------------- ------------------ ------------------ ------------------ ------------------ ---------------
                   -------------------- ------------------ ------------------ ------------------ ------------------ ---------------
                          2003              $225,942           $225,942           $508,114           $265,308           $49,110
                   -------------------- ------------------ ------------------ ------------------ ------------------ ---------------

1. The Distributor  advances concession payments to dealers for certain sales of
Class A  shares  and for  sales  of  Class B and  Class C  shares  from  its own resources at the time of sale.

2. The inception date of Class N shares was March 1, 2001.

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
                         Class A Contingent     Class B Contingent     Class C Contingent     Class N Contingent
                         Deferred Sales         Deferred Sales         Deferred Sales         Deferred Sales
Fiscal Year Ended 8/31:  Charges Retained by    Charges Retained by    Charges Retained       Charges Retained by
                         Distributor            Distributor            by Distributor         Distributor
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
         2003                   $14,364               $205,512                $31,227                $21,239
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

     For  additional  information  about  distribution  of  the  Fund's  shares, including fees and expenses,  please refer to "Distribution  and Service Plans,"
below.

Distribution  and Service Plans. The Fund has adopted a Service Plan for Class A shares  and  Distribution  and  Service  Plans for Class B,  Class C and Class N
shares under Rule 12b-1 of the  Investment  Company  Act.  Under those plans the
Fund  pays  the  Distributor  for all or a  portion  of its  costs  incurred  in connection  with  the  distribution  and/or  servicing  of  the  shares  of  the particular  class.  Each  plan  has  been  approved  by a vote of the  Board  of
Trustees, including a majority of the Independent Trustees2, cast in person at a meeting called for the purpose of voting on that plan.

     Under the plans,  the  Manager  and the  Distributor  may make  payments to affiliates  and in their sole  discretion,  from time to time, may use their own resources (at no direct cost to the Fund) to make  payments to brokers,  dealers or other financial  institutions for distribution  and  administrative  services they perform.  The Manager may use its profits from the advisory fee it receives from the Fund. In their sole  discretion,  the  Distributor  and the Manager may increase or decrease the amount of payments  they make from their own  resources to plan recipients.

     Unless a plan is  terminated  as  described  below,  the plan  continues in effect  from  year to year but only if the  Fund's  Board  of  Trustees  and its
Independent  Trustees  specifically  vote  annually to approve its  continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing  the plan. A plan may be terminated at any time by the vote of a majority  of the  Independent  Trustees  or by the vote of the holders of a
"majority" (as defined in the Investment  Company Act) of the outstanding shares of that class.

     The  Board of  Trustees  and the  Independent  Trustees  must  approve  all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by  shareholders  of the class affected  by the  amendment.  Because  Class B shares of the Fund  automatically convert into Class A shares 72 months after  purchase,  the Fund must obtain the approval  of both  Class A and  Class B  shareholders  for a  proposed  material amendment to the Class A Plan that would materially  increase payments under the
Plan.  That  approval  must be by a  "majority"  (as  defined in the  Investment
Company Act) of the shares of each Class, voting separately by class.

     While the Plans are in effect,  the  Treasurer  of the Fund  shall  provide separate  written  reports  on the  plans  to the  Board  of  Trustees  at least quarterly  for its review.  The reports  shall detail the amount of all payments made  under a plan and the  purpose  for which the  payments  were  made.  Those reports are subject to the review and approval of the Independent Trustees.

     Each Plan states that while it is in effect,  the selection and  nomination of those  Trustees of the Fund who are not  "interested  persons" of the Fund is committed to the discretion of the Independent  Trustees.  This does not prevent the involvement of others in the selection and nomination process as long as the final  decision as to selection or  nomination  is approved by a majority of the
Independent Trustees.

     Under the plan for a class, no payment will be made to any recipient in any quarter in which the  aggregate net asset value of all Fund shares of that class held by the  recipient  for itself and its  customers  does not exceed a minimum amount,  if  any,  that  may be set  from  time to  time  by a  majority  of the
Independent Trustees.  The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

     |X| Class A  Service  Plan  Fees.  Under  the  Class A  service  plan,  the
Distributor  currently  uses the fees it receives  from the Fund to pay brokers, dealers and other financial  institutions (they are referred to as "recipients")
for personal  services and account  maintenance  services they provide for their customers who hold Class A shares. The services include, among others, answering customer  inquiries about the Fund,  assisting in  establishing  and maintaining accounts in the Fund, making the Fund's investment plans available and providing other  services  at the request of the Fund or the  Distributor.  While the plan permits the Board to authorize  payments to the Distributor to reimburse  itself for services  under the plan,  the Board has not yet done so, except in the case of the special  arrangement  described below. The Distributor  makes payments to plan  recipients  quarterly at an annual rate not to exceed 0.25% of the average annual net  assets  consisting  of Class A shares  held in the  accounts  of the recipients or their customers.

     With  respect  to  purchases  of Class A  shares  subject  to a  contingent deferred  sales charge by certain  retirement  plans that  purchased such shares prior to March 1, 2001 ("grandfathered  retirement  accounts"),  the Distributor currently  intends to pay the service fee to Recipients in advance for the first
year  after  the  shares  are  purchased.   After  the  first  year  shares  are
outstanding,  the Distributor makes service fee payments to Recipients quarterly on those shares.  The advance  payment is based on the net asset value of shares sold.  Shares  purchased by exchange do not qualify for the advance  service fee payment.  If Class A shares purchased by grandfathered  retirement  accounts are redeemed  during the first year  after  their  purchase,  the  Recipient  of the service fees on those shares will be  obligated to repay the  Distributor  a pro rata portion of the advance payment of the service fee made on those shares.

     For the fiscal period ended August 31, 2003 payments under the Class A Plan totaled  $902,108,  of which  $7,107 was retained by the  Distributor  under the arrangement  described  above,  and included $19,747 paid to an affiliate of the
Distributor's  parent  company.  During the fiscal year the shares are sold, the
Distributor  retains  the  service  fee to  reimburse  itself  for  the  cost of distributing the shares.  Any unreimbursed  expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered  in  subsequent years.  The Distributor may not use payments  received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

     |X| Class B, Class C and Class N Service and Distribution  Plan Fees. Under
each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular  business  day during the period.  The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate,  whether the
Distributor's  distribution  expenses  are more or less than the amounts paid by the Fund under the plans during the period for which the fee is paid.  The types of services that recipients  provide are similar to the services  provided under the Class A Service Plan, described above.

     The Class B, Class C and the Class N Plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly  basis,  without  payment in  advance.  However,  the
Distributor  currently  intends to pay the service fee to  recipients in advance for the first year after the shares are  purchased.  After the first year shares are outstanding,  the Distributor makes service fee payments  quarterly on those shares.  The  advance  payment is based on the net asset  value of shares  sold.
Shares purchased by exchange do not qualify for the advance service fee payment.
If Class B, Class C or Class N shares are  redeemed  during the first year after their  purchase,  the  recipient  of the  service  fees on those  shares will be obligated to repay the  Distributor a pro rata portion of the advance payment of the service fee made on those shares.

     The Distributor retains the asset-based sales charge on Class B and Class N shares.  The Distributor  retains the asset-based sales charge on Class C shares during the first year the shares are outstanding.  It pays the asset-based sales charge as an ongoing  concession to the recipient on Class C shares  outstanding for a year or more. If a dealer has a special  agreement  with the  Distributor, the Distributor will pay the Class B, Class C and or Class N service fee and the asset-based  sales  charge to the dealer  quarterly  in lieu of paying the sales concessions and service fee in advance at the time of purchase.

     The asset-based  sales charges on Class B, Class C and Class N shares allow investors to buy shares  without a front-end  sales  charge  while  allowing the
Distributor  to  compensate  dealers that sell those  shares.  The Fund pays the asset-based  sales  charges to the  Distributor  for its  services  rendered  in distributing  Class B, Class C and Class N shares.  The payments are made to the
Distributor in recognition that the Distributor:

o pays sales  concessions to authorized  brokers and dealers at the time of sale and pays service fees as described above,

o may finance payment of sales concessions and/or the advance of the service fee payment to recipients  under the plans,  or may provide such  financing from its own resources or from the resources of an affiliate,

o employs  personnel  to  support  distribution  of Class B, Class C and Class N shares, and

o bears the costs of sales literature,  advertising and prospectuses (other than those furnished to current  shareholders) and state "blue sky" registration fees and certain other distribution expenses,

o may not be able to  adequately  compensate  dealers that sell Class B, Class C and Class N shares without  receiving  payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,

o  receives  payments  under  the plans  consistent  with the  service  fees and asset-based sales charges paid by other  non-proprietary funds that charge 12b-1 fees,

o may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,

o may  experience  increased  difficulty  selling the Fund's  shares if payments under the plan are  discontinued  because most competitor  funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and

o may not be able to continue  providing,  at the same or at a lesser cost,  the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     When Class B, Class C or Class N shares are sold without the designation of
a   broker-dealer,   the   Distributor  is   automatically   designated  as  the
broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B, Class C and Class N shares.

     The  Distributor's  actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives  from the  contingent  deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees  may allow the Fund to continue  payments of the  asset-based  sales
charge  to  the  Distributor  for  distributing   shares  before  the  plan  was
terminated.

   Distribution Fees Paid to the Distributor for the Fiscal Year Ended 8.31.03

 Class:                 Total Payments       Amount Retained by    Distributor's Aggregate   Distributor's
                                                                                             Unreimbursed Expenses
                                                                   Unreimbursed Expenses     as % of Net Assets of
                        Under Plan           Distributor           Under Plan                Class
 ---------------------- -------------------- --------------------- ------------------------- ------------------------
 ---------------------- -------------------- --------------------- ------------------------ -------------------------
 Class B Plan                      $626,169             $505,3871               $1,615,583                     1.91%
 ---------------------- -------------------- --------------------- ------------------------ -------------------------
 ---------------------- -------------------- --------------------- ------------------------ -------------------------
 Class C Plan                      $521,534             $245,0672               $1,014,558                     1.32%
 ---------------------- -------------------- --------------------- ------------------------ -------------------------
 ---------------------- -------------------- --------------------- ------------------------ -------------------------
 Class N Plan                       $20,884              $17,8993                  $71,912                     0.83%
 ---------------------- -------------------- --------------------- ------------------------ -------------------------

1. Includes $10,070 paid to an affiliate of the Distributor's parent company.

2. Includes $5,993 paid to an affiliate of the Distributor's parent company.

3. Includes $96 paid to an affiliate of the Distributor's parent company.

     All  payments  under the Class B, Class C and Class N plans are  subject to the  limitations  imposed by the Conduct  Rules of the National  Association  of
Securities  Dealers,  Inc. on payments of asset-based  sales charges and service fees.

Performance of the Fund

Explanation  of  Performance  Terminology.  The Fund uses a variety  of terms to illustrate its investment  performance.  Those terms include  "cumulative  total return,"  "average  annual total  return,"  "average  annual total return at net asset value" and "total return at net asset value." An  explanation of how total returns are  calculated  is set forth  below.  The charts  below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance  information by calling the Fund's Transfer Agent at  1.800.225.5677
or    by    visiting     the     OppenheimerFunds     Internet     website    at
www.oppenheimerfunds.com.

     The Fund's  illustrations  of its performance data in  advertisements  must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated.  In general,  any advertisement by the Fund of its  performance  data must  include  the  average  annual  total returns for the  advertised  class of shares of the Fund.  Those returns must be shown for the 1-, 5- and  10-year  periods  (or the life of the class,  if less)
ending as of the most recently ended calendar  quarter prior to the  publication of the advertisement (or its submission for publication).

     Use of standardized performance calculations enables an investor to compare the Fund's  performance to the  performance of other funds for the same periods.
However,  a number of  factors  should be  considered  before  using the  Fund's performance information as a basis for comparison with other investments:

o Total returns  measure the  performance of a hypothetical  account in the Fund over  various  periods  and do not show the  performance  of each  shareholder's account. Your account's performance will vary from the model performance data if your  dividends  are  received  in cash,  or you buy or sell  shares  during the period,  or you bought your shares at a different time and price than the shares used in the model.

o The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.

o An investment  in the Fund is not insured by the FDIC or any other  government agency.

o The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.

o When an investor's  shares are  redeemed,  they may be worth more or less than their original cost.

o Total  returns  for any given past  period  represent  historical  performance information  and are not, and should not be  considered,  a prediction of future returns.

     The  performance of each class of shares is shown  separately,  because the performance  of each class of shares will usually be different.  That is because of the different  kinds of expenses each class bears.  The total returns of each class of shares of the Fund are  affected by market  conditions,  the quality of the  Fund's  investments,  the  maturity  of  those  investments,  the  types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

     |X| Total Return Information.  There are different types of "total returns"
to measure  the  Fund's  performance.  Total  return is the change in value of a hypothetical  investment  in the Fund  over a given  period,  assuming  that all dividends and capital gains  distributions  are reinvested in additional  shares and that  the  investment  is  redeemed  at the end of the  period.  Because  of differences  in expenses  for each class of shares,  the total  returns for each class are separately  measured.  The cumulative total return measures the change in value over the entire  period (for  example,  ten years).  An average  annual total  return  shows the  average  rate of return for each year in a period that would  produce the  cumulative  total  return over the entire  period.  However, average annual total returns do not show actual  year-by-year  performance.  The
Fund uses  standardized  calculations for its total returns as prescribed by the
SEC. The methodology is discussed below.

     In calculating total returns for Class A shares,  the current maximum sales charge of 5.75% (as a  percentage  of the offering  price) is deducted  from the initial  investment  ("P" in the  formula  below)  (unless  the  return is shown without sales charge,  as described below).  For Class B shares,  payment of the applicable contingent deferred sales charge is applied,  depending on the period for which the return is shown:  5.0% in the first year, 4.0% in the second year,
3.0% in the third and fourth  years,  2.0% in the fifth year,  1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.  For Class N shares, the
1.0%  contingent  deferred sales charge is deducted for returns for the one-year period,  and total returns for the periods prior to 03/01/02 (the inception date for Class N shares) is based on the Fund's Class A returns,  adjusted to reflect the higher Class N 12b-1 fees.

o Average Annual Total Return.  The "average  annual total return" of each class is an average  annual  compounded  rate of return  for each year in a  specified number of  years.  It is the rate of  return  based on the  change in value of a hypothetical  initial investment of $1,000 ("P" in the formula below) held for a number of years  ("n" in the  formula)  to achieve  an Ending  Redeemable  Value
("ERV" in the formula) of that investment, according to the following formula:

                                       1/n
                                ( ERV)     - 1 = Average Annual Total Return
                                (--- )
                                (  P )

o Average  Annual Total  Return  (After  Taxes on  Distributions).  The "average annual total  return  (after  taxes on  distributions)"  of Class A shares is an average annual  compounded rate of return for each year in a specified number of years,  adjusted  to show the  effect of  federal  taxes  (calculated  using the
highest  individual   marginal  federal  income  tax  rates  in  effect  on  any reinvestment  date) on any  distributions  made by the Fund during the specified period.  It is the rate of return based on the change in value of a hypothetical initial  investment  of $1,000 ("P" in the  formula  below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that  investment,  after  taking  into  account  the  effect  of  taxes  on Fund distributions,  but not on the  redemption  of  Fund  shares,  according  to the following formula:

ATVD 1/n         - 1= Average Annual Total Return (After Taxes on Distributions)
----
 P

o Average Annual Total Return (After Taxes on  Distributions  and  Redemptions).
The "average annual total return (after taxes on distributions and redemptions)"
of Class A shares is an average annual  compounded  rate of return for each year in a specified  number of years,  adjusted  to show the effect of federal  taxes
(calculated  using the highest  individual  marginal federal income tax rates in effect on any reinvestment  date) on any  distributions  made by the Fund during the  specified  period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the  redemption  date)  resulting  from the  redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical  initial investment of $1,000 ("P" in the formula below)
held for a number of years  ("n" in the  formula)  to  achieve  an ending  value
("ATVDR"  in the  formula) of that  investment,  after  taking into  account the effect of taxes on fund  distributions  and on the  redemption  of Fund  shares, according to the following formula:

ATVDR 1/n - 1= Average Annual Total Return (After Taxes on
               Distributions and Redemption)
-----
 P

o Cumulative Total Return.  The "cumulative total return"  calculation  measures the change in value of a hypothetical investment of $1,000 over an entire period of years.  Its calculation uses some of the same factors as average annual total return,  but it  does  not  average  the  rate of  return  on an  annual  basis.
Cumulative total return is determined as follows:

                                ERV - P = Total Return
                                ------
                                  P

o Total Returns at Net Asset Value.  From time to time the Fund may also quote a cumulative  or an average  annual  total  return "at net asset  value"  (without deducting  sales charges) for Class A, Class B, Class C or Class N shares.  Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering  front-end  or  contingent  deferred  sales  charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

            The Fund's Total Returns for the Periods Ended 8/31/03

               Cumulative Total                  Average Annual Total Returns
Class of       Returns (10 years or
Shares         Life of Class if less)

                                                  1-Year                   5-Years                   10-Years
                                                                     (or life of class if      (or life of class if
                                                                            less)                     less)
-------------- ------------------------- ------------------------- ------------------------- -------------------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
                  After       Without       After       Without       After       Without       After       Without
                  Sales        Sales        Sales        Sales        Sales        Sales        Sales        Sales
                 Charge       Charge       Charge       Charge       Charge       Charge       Charge       Charge
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class A          85.38%1      96.69%1      20.57%       27.93%       17.83%       19.23%       9.52%1       10.48%1
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class B          88.04%(2)    88.04%(2)    21.98%       26.98%       18.17%       18.37%       9.75%(2)     9.75%(2)
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class C          86.71%(3)    86.71%(3)    26.05%       27.05%       18.35%       18.35%       9.64%(3)     9.64%(3)
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class N          13.61%4      13.61%4      26.73%       27.73%       5.23%4       5.23%4         N/A          N/A
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
(1) Inception of Class A:  11/18/96
(2) Inception of Class B:  11/18/96
(3) Inception of Class C:  11/18/96
(4) Inception of Class N:  03/01/01

                        Average Annual Total Returns for Class A Shares (After Sales Charge)
                                        For the Fiscal Periods Ended 9/30/03
----------------------------------------------------------------------------------------------------------------------
----------------------------------------- ------------------ ---------------------------- ----------------------------
                                               1-Year                  5-Years            10-Years (or life of class)
----------------------------------------- ------------------ ---------------------------- ----------------------------
----------------------------------------- ------------------ ---------------------------- ----------------------------
After Taxes on Distributions                   19.87%                  17.04%                       8.66%1
----------------------------------------- ------------------ ---------------------------- ----------------------------
----------------------------------------- ------------------ ---------------------------- ----------------------------
After   Taxes   on   Distributions   and       13.21%                  15.23%                       7.76%1
Redemption of Fund Shares
----------------------------------------- ------------------ ---------------------------- ----------------------------

   1. Inception of Class A shares: 11/18/96.

Other  Performance  Comparisons.  The Fund compares its performance  annually to that of an  appropriate  broadly-based  market  index in its  Annual  Report  to shareholders.  You can obtain that  information by contacting the Transfer Agent at the addresses or telephone  numbers  shown on the cover of this  Statement of
Additional  Information.  The Fund may also compare its  performance  to that of other  investments,  including  other  mutual  funds,  or  use  rankings  of its performance  by  independent  ranking  entities.  Examples of these  performance comparisons are set forth below.

     |X| Lipper Rankings.  From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized  independent mutual fund monitoring  service.  Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment  styles.
The Lipper  performance  rankings  are based on total  returns  that include the reinvestment of capital gain  distributions and income dividends but do not take sales charges or taxes into  consideration.  Lipper also publishes  "peer-group"
indices of the  performance  of all mutual funds in a category  that it monitors and averages of the performance of the funds in particular categories.

     |X|  Morningstar  Ratings.  From time to time the Fund may publish the star rating of the  performance  of its classes of shares by  Morningstar,  Inc.,  an independent  mutual fund monitoring  service.  Morningstar rates mutual funds in their specialized  market sector.  The Fund is rated among diversified  emerging markets funds.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar  Rating(TM)based on a Morningstar  Risk-Adjusted Return measure that accounts for variation in a fund's monthly  performance  (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward  variations  and rewarding  consistent  performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next
35% receive 3 stars,  the next 22.5% receive 2 stars, and the bottom 10% receive
1 star. (Each share class is counted as a fraction of one fund within this scale and rated  separately,  which may cause slight  variations  in the  distribution percentages.)  The  Overall  Morningstar  Rating  for a fund is  derived  from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

     |X|   Performance   Rankings  and   Comparisons   by  Other   Entities  and
Publications.  From time to time the Fund may include in its  advertisements and sales literature performance  information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar  publications.  That information may include  performance  quotations from other sources,  including  Lipper and  Morningstar.  The performance of the
Fund's classes of shares may be compared in  publications  to the performance of various market indices or other investments, and averages,  performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

     Investors  may also wish to compare the returns on the Fund's share classes to the  return on  fixed-income  investments  available  from  banks and  thrift institutions.  Those include certificates of deposit,  ordinary  interest-paying checking  and  savings  accounts,  and  other  forms of fixed or  variable  time deposits,  and various other  instruments such as Treasury bills.  However,  the
Fund's  returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository  obligations may be insured  by the  FDIC  and may  provide  fixed  rates of  return.  Repayment  of principal  and payment of interest on Treasury  securities is backed by the full faith and credit of the U.S. government.

     From time to time, the Fund may publish  rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer  funds,  other than  performance  rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include  comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services.  They may be based upon the opinions of the rating or ranking  service  itself,  using its research or judgment, or based upon surveys of investors,  brokers, shareholders or others.

     From time to time,  the Fund may  include in its  advertisements  and sales literature the total return  performance of a  hypothetical  investment  account that  includes  shares of the Fund and other  Oppenheimer  funds.  The  combined account may be part of an illustration of an asset  allocation  model or similar presentation.  The account  performance may combine total return  performance of the Fund and the total return performance of other Oppenheimer funds included in the account.  Additionally,  from time to time,  the Fund's  advertisements  and
sales  literature  may  include,  for  illustrative  or  comparative   purposes,
statistical  data or other  information  about  general or  specific  market and economic conditions. That may include, for example,

o information about the performance of certain securities or commodities markets or segments of those markets,

o information about the performance of the economies of particular  countries or regions,

o the  earnings of  companies  included in  segments of  particular  industries, sectors, securities markets, countries or regions,

o the availability of different types of securities or offerings of securities,

o information  relating to the gross national or gross  domestic  product of the
United States or other countries or regions,

o comparisons of various  market sectors or indices to demonstrate  performance, risk or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

     Additional  information  is  presented  below about the methods that can be used to buy shares of the Fund.  Appendix B contains more information  about the special sales charge arrangements  offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

     AccountLink.  When shares are purchased through AccountLink,  each purchase must be at least $50 and  shareholders  must invest at least $500 before an
     Asset Builder Plan  (described  below) can be established on a new account.
     Accounts  established  prior to  November  1, 2002  will  remain at $25 for additional purchases.  Shares will be purchased on the regular business day the  Distributor  is instructed to initiate the  Automated  Clearing  House
     ("ACH")  transfer  to buy the  shares.  Dividends  will  begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the
     Fund receives  Federal Funds for the purchase through the ACH system before the close of The New York Stock  Exchange  ("the  Exchange").  The Exchange
     normally  closes at 4:00 P.M.,  but may close  earlier on certain  days. If
     Federal  Funds  are  received  on a  business  day  after  the close of the
     Exchange,  the shares will be purchased and dividends  will begin to accrue on the next  regular  business  day.  The  proceeds  of ACH  transfers  are normally received by the Fund three days after the transfers are initiated.
     If the proceeds of the ACH transfer are not received on a timely basis, the
     Distributor   reserves  the  right  to  cancel  the  purchase  order.   The
     Distributor  and the Fund are not  responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

     Reduced  Sales  Charges.  As discussed in the  Prospectus,  a reduced sales charge rate may be obtained for Class A shares under Right of  Accumulation and  Letters  of Intent  because  of the  economies  of sales  efforts  and reduction  in  expenses  realized by the  Distributor,  dealers and brokers
     making  such  sales.   No  sales   charge  is  imposed  in  certain   other
     circumstances  described  in  Appendix C to this  Statement  of  Additional
     Information because the Distributor or dealer or broker incurs little or no selling expenses.

     |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to  larger  purchases  of Class A  shares,  you and  your  spouse  can add together:

     o Class A and Class B shares  you  purchase  for your  individual  accounts
(including IRAs and 403(b) plans),  or for your joint accounts,  or for trust or custodial accounts on behalf of your children who are minors, and

     o  Current  purchases  of Class A and  Class B shares of the Fund and other
Oppenheimer  funds to reduce  the sales  charge  rate that  applies  to  current purchases of Class A shares, and

     o Class A and Class B shares of Oppenheimer funds you previously  purchased subject to an initial or  contingent  deferred  sales charge to reduce the sales charge rate for current  purchases  of Class A shares,  provided  that you still hold your investment in one of the Oppenheimer funds.

     A fiduciary  can count all shares  purchased  for a trust,  estate or other fiduciary  account  (including  one or more  employee  benefit plans of the same employer) that has multiple  accounts.  The  Distributor  will add the value, at current offering price, of the shares you previously purchased and currently own to the value of  current  purchases  to  determine  the sales  charge  rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

     The Oppenheimer  Funds.  The  Oppenheimer  funds are those mutual funds for which  the  Distributor  acts  as the  distributor  and  currently  include  the following:

Oppenheimer AMT-Free New York Municipals                      Oppenheimer Main Street Small Cap Fund
Oppenheimer Bond Fund                                         Oppenheimer MidCap Fund
Oppenheimer California Municipal Fund                         Oppenheimer Multiple Strategies Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer Municipal Bond Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund                               Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Champion Income Fund                              Oppenheimer Principal Protected Main Street Fund
Oppenheimer Convertible Securities Fund                       Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Developing Markets Fund                           Oppenheimer Quest Balanced Value Fund
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Discovery Fund                                    Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Emerging Growth Fund                              Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund                                   Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.                                 Oppenheimer Real Estate Fund
Oppenheimer Global Fund                                       Oppenheimer Rochester National Municipals
Oppenheimer Global Opportunities Fund                         Oppenheimer Senior Floating Rate Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Strategic Income Fund
Oppenheimer Growth Fund                                       Oppenheimer Total Return Bond Fund
Oppenheimer High Yield Fund                                   Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund                           Oppenheimer Value Fund
Oppenheimer International Growth Fund                         Limited-Term New York Municipal Fund
Oppenheimer International Small Company Fund                  Oppenheimer Small Cap Value Fund
Oppenheimer International Value Fund                          Rochester Fund Municipals
Oppenheimer Limited Term Municipal Fund                       OSM1 - Mercury Advisors Focus Growth Fund
Oppenheimer Main Street Fund                                  OSM1 - Salomon Brothers All Cap Fund
Oppenheimer Main Street Opportunity Fund

And the following money market funds:
      Oppenheimer Cash Reserves                                     Centennial Government Trust
      Oppenheimer Money Market Fund, Inc.                           Centennial Money Market Trust
      Centennial America Fund, L.P.                                 Centennial New York Tax Exempt Trust
      Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust

1 - "OSM" stands for Oppenheimer Select Managers

     There is an initial  sales charge on the purchase of Class A shares of each of the  Oppenheimer  funds  described  above  except the money  market funds and
Oppenheimer Senior Floating Rate Fund. Under certain circumstances  described in this Statement of Additional  Information,  redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

     Letters of Intent.  Under a Letter of Intent  ("Letter"),  if you  purchase
     Class A  shares  or  Class A and  Class B  shares  of the  Fund  and  other
     Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares.  The total amount of your intended  purchases of both Class A and Class B shares will  determine the reduced sales charge rate for the Class A shares  purchased during that period. You can include purchases made up to 90 days before the date of the
     Letter.  Letters do not consider  Class C or Class N shares you purchase or may have purchased.

     A Letter is an investor's  statement in writing to the  Distributor  of the intention  to purchase  Class A shares or Class A and Class B shares of the Fund
(and other Oppenheimer funds) during a 13-month period (the "Letter period"). At the investor's  request,  this may include purchases made up to 90 days prior to the date of the Letter.  The Letter states the investor's  intention to make the aggregate  amount of purchases  of shares  which,  when added to the  investor's holdings of shares of those funds,  will equal or exceed the amount specified in the Letter.  Purchases made by  reinvestment  of dividends or  distributions  of capital gains and purchases  made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

     A Letter  enables  an  investor  to count  the  Class A and  Class B shares purchased  under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other  Oppenheimer  funds) that applies under the Right of Accumulation to current purchases of Class A shares.  Each purchase of Class A shares under the Letter will be made at the offering price (including the sales  charge) that applies to a single  lump-sum  purchase of shares in the amount intended to be purchased under the Letter.

     In  submitting  a Letter,  the  investor  makes no  commitment  to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that  period,  do not equal or exceed the  intended  purchase amount,  the  investor  agrees  to pay the  additional  amount  of sales  charge applicable  to such  purchases.  That amount is  described in "Terms of Escrow,"
below (those  terms may be amended by the  Distributor  from time to time).  The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the  Transfer  Agent  subject  to the Terms of Escrow.
Also,  the  investor  agrees  to be bound by the terms of the  Prospectus,  this
Statement of Additional  Information and the application  used for a Letter.  If those  terms are  amended,  as they may be from  time to time by the  Fund,  the investor agrees to be bound by the amended terms and that those  amendments will apply automatically to existing Letters.

     If the total eligible  purchases made during the Letter period do not equal or exceed the intended purchase amount,  the concessions  previously paid to the dealer of record for the account and the amount of sales charge  retained by the
Distributor  will be adjusted to the rates applicable to actual total purchases.
If total  eligible  purchases  during the  Letter  period  exceed  the  intended purchase  amount  and exceed  the  amount  needed to qualify  for the next sales charge rate reduction set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer  returns  to the  Distributor  the  excess of the  amount of  concessions allowed or paid to the dealer over the amount of  concessions  that apply to the actual amount of purchases.  The excess concessions  returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

     The Transfer  Agent will not hold shares in escrow for  purchases of shares of the Fund and other  Oppenheimer  funds by  OppenheimerFunds  prototype 401(k)
plans under a Letter.  If the intended  purchase  amount under a Letter  entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the Letter period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     In determining  the total amount of purchases  made under a Letter,  shares redeemed by the investor  prior to the  termination of the Letter period will be deducted.  It is the  responsibility of the dealer of record and/or the investor to advise the Distributor  about the Letter when placing any purchase orders for the  investor  during  the Letter  period.  All of such  purchases  must be made through the Distributor.

         |X| Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent  purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount  specified in the Letter shall be held in escrow by the Transfer
Agent. For example, if the intended purchase amount is $50,000, the escrow shall be  shares  valued  in the  amount of $2,500  (computed  at the  offering  price adjusted for a $50,000 purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the total minimum investment  specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

     3.  If,  at the end of the  13-month  Letter  period  the  total  purchases pursuant to the Letter are less than the intended  purchase amount  specified in the Letter,  the investor must remit to the  Distributor  an amount equal to the difference  between the dollar  amount of sales  charges  actually  paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time.  That sales charge  adjustment will apply to any shares  redeemed  prior to the  completion of the Letter.  If the  difference in sales  charges  is not  paid  within  twenty  days  after  a  request  from  the
Distributor  or the  dealer,  the  Distributor  will,  within  sixty days of the expiration  of the Letter,  redeem the number of escrowed  shares  necessary  to realize such difference in sales charges.  Full and fractional  shares remaining after such redemption will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer  Agent as  attorney-in-fact  to surrender for redemption any or all escrowed shares.

     5. The shares  eligible  for  purchase  under the Letter (or the holding of which may be counted toward completion of a Letter) include:

     (a) Class A shares sold with a front-end sales charge or subject to a Class
     A contingent deferred sales charge,

     (b)  Class B shares  of  other  Oppenheimer  funds  acquired  subject  to a contingent deferred sales charge, and

     (c) Class A or Class B shares  acquired  by  exchange of either (1) Class A shares of one of the other  Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other  Oppenheimer  funds  that were  acquired  subject  to a contingent deferred sales charge.

     6. Shares held in escrow  hereunder  will  automatically  be exchanged  for shares of another  fund to which an exchange is  requested,  as described in the section of the Prospectus  entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

     Asset Builder  Plans.  As explained in the  Prospectus,  you must initially establish your account with $500. Subsequently,  you can establish an Asset
     Builder Plan to automatically  purchase  additional  shares directly from a bank account for as little as $50. For those accounts  established prior to
     November 1, 2002 and which have previously established Asset Builder Plans, additional  purchases will remain at $25. Shares purchased by Asset Builder
     Plan payments from bank accounts are subject to the redemption restrictions for recent purchases  described in the Prospectus.  Asset Builder Plans are available  only if your bank is an ACH member.  Asset Builder Plans may not be used to buy shares  for  OppenheimerFunds  employer-sponsored  qualified retirement  accounts.  Asset  Builder  Plans also  enable  shareholders  of
     Oppenheimer  Cash  Reserves  to use  their  fund  account  to make  monthly automatic purchases of shares of up to four other Oppenheimer funds.

     If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made
two  business  days  prior  to  the  investment   dates  you  selected  on  your
application.  Neither the Distributor,  the Transfer Agent nor the Fund shall be responsible  for any delays in purchasing  shares that result from delays in ACH transmissions.

     Before you establish Asset Builder payments, you should obtain a prospectus of the selected  fund(s) from your financial  advisor (or the  Distributor)  and request an application from the Distributor. Complete the application and return
it. You may change the amount of your Asset Builder payment or you can terminate these automatic  investments at any time by writing to the Transfer  Agent.  The
Transfer  Agent  requires a  reasonable  period  (approximately  10 days)  after receipt of your  instructions  to implement them. The Fund reserves the right to amend,  suspend or discontinue  offering Asset Builder plans at any time without prior notice.

     Retirement  Plans.  Certain  types of  retirement  plans  are  entitled  to purchase shares of the Fund without sales charge or at reduced sales charge rates,  as  described  in  Appendix  B  to  this  Statement  of  Additional
     Information.  Certain special sales charge  arrangements  described in that
     Appendix apply to retirement  plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc.  ("Merrill
     Lynch") or an  independent  record  keeper  that has a contract  or special arrangement  with Merrill Lynch. If on the date the plan sponsor signed the
     Merrill Lynch record  keeping  service  agreement the plan has less than $3 million in assets  (other  than  assets  invested  in money  market  funds)
     invested in applicable  investments,  then the retirement plan may purchase only Class B shares of the Oppenheimer  funds. Any retirement plans in that category  that  currently  invest  in Class B shares  of the Fund will have their  Class B shares  converted  to Class A  shares  of the Fund  when the plan's applicable investments reach $5 million.

     OppenheimerFunds  has entered into arrangements with certain record keepers whereby the Transfer Agent  compensates the record keeper for its record keeping and account  servicing  functions that it performs on behalf of the  participant level accounts of a retirement plan.  While such  compensation may act to reduce the record  keeping fees charged by the retirement  plan's record  keeper,  that compensation  arrangement may be terminated at any time,  potentially  affecting the record keeping fees charged by the retirement plan's record keeper.

     Cancellation  of Purchase  Orders.  Cancellation of purchase orders for the
     Fund's shares (for example,  when a purchase  check is returned to the Fund unpaid)  causes a loss to be  incurred  when the net  asset  values  of the
     Fund's shares on the  cancellation  date is less than on the purchase date.
     That loss is equal to the amount of the  decline in the net asset value per share  multiplied  by the  number  of  shares in the  purchase  order.  The investor is responsible  for that loss. If the investor fails to compensate the Fund for the loss, the  Distributor  will do so. The Fund may reimburse the  Distributor  for that  amount by  redeeming  shares  from any  account registered in that investor's name, or the Fund or the Distributor may seek other redress.

     Classes of Shares.  Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund.  However,  each class has different shareholder  privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B,
     Class C or Class N shares  will be reduced by  incremental  expenses  borne solely by that class.  Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

     The  availability  of  different  classes of shares  permits an investor to choose  the  method  of  purchasing  shares  that  is more  appropriate  for the investor.  That may depend on the amount of the purchase, the length of time the investor  expects to hold  shares,  and other  relevant  circumstances.  Class A shares  normally are sold  subject to an initial  sales  charge.  While Class B,
Class C and Class N shares  have no initial  sales  charge,  the  purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class
N shares is the same as that of the initial  sales charge on Class A shares - to compensate the Distributor and brokers,  dealers and financial institutions that sell shares of the Fund. A salesperson  who is entitled to receive  compensation from his or her firm for selling  Fund shares may  receive  different  levels of compensation for selling one class of shares rather than another.

     The Distributor will not accept any order in the amount of $500,000 or more for  Class B shares  or $1  million  or more for  Class C shares  on behalf of a single investor (not including dealer "street name" or omnibus  accounts).  That is because  generally it will be more advantageous for that investor to purchase
Class A shares of the Fund.

     |X| Class A Shares  Subject to a  Contingent  Deferred  Sales  Charge.  For
purchases  of Class A shares at net asset  value  whether  or not  subject  to a contingent  deferred  sales  charge as  described  in the  Prospectus,  no sales concessions  will be paid to the  broker-dealer  of record,  as described in the
Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another  mutual fund offered as an  investment  option in a retirement plan in which Oppenheimer  funds are also offered as investment  options under a special  arrangement with the  Distributor,  if the purchase occurs more than 30 days after the  Oppenheimer  funds are added as an investment  option under that plan.  Additionally,  that  concession  will not be paid on purchases of Class A shares by a retirement plan made with the redemption  proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

     |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder.  If those laws or the IRS  interpretation  of those laws should change,  the automatic  conversion  feature may be suspended.  In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder,  and absent  such  exchange,  Class B shares  might  continue to be subject to the asset-based sales charge for longer than six years.

     |X|  Availability of Class N Shares.  In addition to the description of the types of  retirement  plans which may purchase  Class N shares  contained in the prospectus, Class N shares also are offered to the following:

     o to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),

     o  to  all  rollover   contributions   made  to  Individual  401(k)  plans,
     Profit-Sharing Plans and Money Purchase Pension Plans,

     o to all direct  rollovers  from  OppenheimerFunds-sponsored  Pinnacle  and
     Ascender retirement plans,

     o to all trustee-to-trustee IRA transfers,

     o to all 90-24 type 403(b) transfers,

     o to Group  Retirement Plans (as defined in Appendix B to this Statement of
     Additional  Information)  which have entered into a special  agreement with the Distributor for that purpose,

     o to Retirement  Plans  qualified  under  Sections  401(a) or 401(k) of the
     Internal  Revenue Code, the  recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,

     o to Retirement  Plans of a plan sponsor where the aggregate  assets of all such plans invested in the Oppenheimer funds is $500,000 or more,

     o to  OppenheimerFunds-sponsored  Ascender  401(k)  plans  that pay for the purchase  with the  redemption  proceeds  of Class A shares  of one or more
     Oppenheimer funds, and

     o to certain  customers of broker-dealers  and financial  advisors that are identified in a special  agreement  between the  broker-dealer or financial advisor and the Distributor for that purpose.

     The sales  concession  and the advance of the service  fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

     o  purchases  of  Class  N  shares  in  amounts  of  $500,000  or more by a retirement plan that pays for the purchase with the redemption  proceeds of
     Class A shares of one or more Oppenheimer  funds (other than rollovers from an  OppenheimerFunds-sponsored  Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),

     o  purchases  of  Class  N  shares  in  amounts  of  $500,000  or more by a retirement plan that pays for the purchase with the redemption  proceeds of
     Class C shares of one or more  Oppenheimer  funds held by the plan for more than one year  (other  than  rollovers  from an  OppenheimerFunds-sponsored
     Pinnacle or Ascender  401(k)  plan to any IRA  invested in the  Oppenheimer funds), and

     o on purchases of Class N shares by an OppenheimerFunds-sponsored  Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

     No  sales  concessions  will be paid to the  broker-dealer  of  record,  as described  in the  Prospectus,  on sales of  Class N shares  purchased  with the redemption  proceeds of shares of another  mutual fund offered as an  investment option in a  retirement  plan in which  Oppenheimer  funds are also  offered  as investment  options under a special  arrangement  with the  Distributor,  if the purchase  occurs more than 30 days after the  Oppenheimer  funds are added as an investment option under that plan.

     |X|  Allocation of Expenses.  The Fund pays  expenses  related to its daily operations,  such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing  costs.  Those  expenses are paid out of the Fund's assets and are not paid directly by  shareholders.  However,  those expenses reduce the net asset values of shares,  and  therefore  are  indirectly  borne by  shareholders through their investment.

     The  methodology  for  calculating  the  net  asset  value,  dividends  and distributions  of the Fund's  share  classes  recognizes  two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class,  and then  equally to each  outstanding  share  within a given  class.  Such  general expenses include  management fees, legal,  bookkeeping and audit fees,  printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current  shareholders,  fees to unaffiliated
Trustees,  custodian expenses,  share issuance costs,  organization and start-up costs, interest,  taxes and brokerage commissions,  and non-recurring  expenses, such as litigation costs.

     Other  expenses that are directly  attributable  to a particular  class are allocated equally to each outstanding share within that class.  Examples of such expenses  include  distribution  and service  plan  (12b-1)  fees,  transfer and shareholder servicing agent fees and expenses,  and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

     Account Fees. As stated in the Prospectus,  a $12 annual fee is assessed on any account valued at less than $500.  This fee will not be assessed on the following accounts:

     o Accounts that have balances below $500 due to the automatic conversion of shares from Class B to Class A shares;

     o Accounts with an active Asset Builder Plan,  payroll  deduction plan or a military allotment plan;

     o  OppenheimerFunds-sponsored  group  retirement  accounts  that are making continuing purchases;

     o Certain accounts held by broker-dealers  through the National  Securities
     Clearing Corporation; and

     o  Accounts  that  fall  below  the $500  threshold  due  solely  to market fluctuations  within  the  12-month  period  preceding  the date the fee is deducted.

     The fee is automatically  deducted from qualifying  accounts annually on or about the second to last  business day of  September.  This annual fee is waived for any  shareholders  who  elect to  access  their  account  documents  through electronic  document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary  source for their  general  servicing needs. To sign up to access account documents  electronically  via eDocs Direct, please visit the Service  Center on our website at  www.oppenheimerfunds.com  or call 1.888.470.0862 for instructions.

     Determination of Net Asset Values Per Share. The net asset values per share of each  class of  shares  of the Fund are  determined  as of the  close of business  of the  Exchange  on each  day  that the  Exchange  is open.  The calculation  is done  by  dividing  the  value  of the  Fund's  net  assets attributable  to a class by the  number of shares  of that  class  that are outstanding.  The Exchange normally closes at 4:00 P.M.,  Eastern time, but may close  earlier  on some  other  days (for  example,  in case of weather emergencies  or on days falling before a U.S.  holiday).  All references to time in this Statement of Additional  Information  mean "Eastern time." The
     Exchange's  most recent  annual  announcement  (which is subject to change)
     states that it will close on New Year's Day,  Martin Luther King,  Jr. Day,
     Presidents' Day, Good Friday,  Memorial Day,  Independence  Day, Labor Day,
     Thanksgiving Day and Christmas Day. It may also close on other days.

     Dealers  other  than  Exchange  members  may  conduct  trading  in  certain securities  on days on which the  Exchange  is closed  (including  weekends  and holidays) or after 4:00 P.M. on a regular  business day.  Because the Fund's net asset values will not be calculated  on those days,  the Fund's net asset values per share may be significantly  affected on such days when  shareholders may not purchase or redeem  shares.  Additionally,  trading on European  and Asian stock exchanges and over-the-counter markets normally is completed before the close of the Exchange.

     Changes in the values of securities  traded on foreign exchanges or markets as a result of  events  that  occur  after the  prices of those  securities  are determined,  but before the close of the Exchange,  will not be reflected in the
Fund's  calculation  of its  net  asset  values  that  day  unless  the  Manager determines  that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the
Manager, as applicable,  may establish a valuation, under procedures established by the Board and subject to the approval,  ratification  and confirmation by the
Board at its next ensuing meeting.

     |X|  Securities  Valuation.  The Fund's Board of Trustees  has  established procedures  for  the  valuation  of the  Fund's  securities.  In  general  those procedures are as follows:

     o Equity securities traded on a U.S. securities exchange or on Nasdaq(R)are valued as follows:

     1. if last sale information is regularly  reported,  they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or

     2. if last sale  information is not available on a valuation date, they are valued at the last reported sale price  preceding the valuation  date if it is  within  the  spread of the  closing  "bid"  and  "asked"  prices on the valuation  date or, if not,  at the closing  "bid"  price on the  valuation date.

     o Equity securities traded on a foreign  securities  exchange generally are valued in one of the following ways:

     1. at the last sale price available to the pricing service  approved by the
     Board of Trustees, or

     2. at the last sale price  obtained by the  Manager  from the report of the principal  exchange  on which the  security  is traded at its last  trading session on or  immediately  before the  valuation  date,  or

     3. at the mean  between  the "bid" and  "asked"  prices  obtained  from the principal  exchange  on which the  security  is traded  or, on the basis of reasonable  inquiry,  from two market makers in the  security.  o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean  between the "bid" and  "asked"  prices  determined  by a portfolio  pricing  service  approved  by the Fund's  Board of  Trustees or obtained by the Manager  from two active  market  makers in the security on the basis of reasonable  inquiry. o The following  securities are valued at the mean  between  the "bid" and  "asked"  prices  determined  by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active  market  makers in the security on the basis of  reasonable inquiry:

     1. debt instruments that have a maturity of more than 397 days when issued,

     2. debt instruments that had a maturity of 397 days or less when issued and have a remaining  maturity of more than 60 days,  and

     3.  non-money  market debt  instruments  that had a maturity of 397 days or less when issued and which have a remaining  maturity of 60 days or less. o
     The following  securities are valued at cost,  adjusted for amortization of premiums and accretion of discounts:

     1. money market debt securities held by a non-money  market fund that had a maturity of less than 397 days when  issued that have a remaining  maturity of 60 days or less,  and

     2. debt  instruments  held by a money  market  fund  that have a  remaining maturity of 397 days or less.

     o Securities (including restricted securities) not having readily-available market  quotations  are valued at fair value  determined  under the Board's procedures. If the Manager is unable to locate two market makers willing to give  quotes,  a security  may be priced at the mean  between the "bid" and
     "asked"  prices  provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

     In the  case of U.S.  government  securities,  mortgage-backed  securities, corporate bonds and foreign government securities, when last sale information is not generally  available,  the Manager may use pricing services  approved by the
Board of  Trustees.  The pricing  service may use  "matrix"  comparisons  to the prices for comparable instruments on the basis of quality,  yield, and maturity.
Other  special  factors may be involved  (such as the  tax-exempt  status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing  services.  That  monitoring may include  comparing  prices used for portfolio valuation to actual sales prices of selected securities.

     The closing  prices in the London foreign  exchange  market on a particular business  day that are  provided  to the  Manager  by a bank,  dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

     Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable,  as determined by a pricing service approved by the Board of Trustees or by the Manager.  If there were no sales  that day,  they  shall be  valued  at the last sale  price on the preceding  trading  day if it is  within  the  spread of the  closing  "bid" and
"asked" prices on the principal  exchange or on Nasdaq on the valuation date. If not,  the value shall be the closing bid price on the  principal  exchange or on
Nasdaq on the  valuation  date.  If the put,  call or future is not traded on an exchange or on Nasdaq,  it shall be valued by the mean between "bid" and "asked"
prices  obtained by the Manager from two active market makers.  In certain cases that may be at the "bid" price if no "asked" price is available.

     When the Fund writes an option,  an amount equal to the premium received is included  in the Fund's  Statement  of Assets and  Liabilities  as an asset.  An equivalent credit is included in the liability  section.  The credit is adjusted
("marked-to-market")  to reflect the  current  market  value of the  option.  In determining the Fund's gain on investments, if a call or put written by the Fund is exercised,  the proceeds are increased by the premium received.  If a call or put  written  by the Fund  expires,  the Fund  has a gain in the  amount  of the premium. If the Fund enters into a closing purchase transaction,  it will have a gain or loss,  depending  on whether the premium  received was more or less than the cost of the closing  transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying  investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

     The  information  below  supplements the terms and conditions for redeeming shares set forth in the Prospectus.

     Reinvestment  Privilege.  Within six months of a redemption,  a shareholder may reinvest all or part of the redemption proceeds of:

     o Class A shares  purchased  subject to an initial  sales charge or Class A shares on which a contingent deferred sales charge was paid, or

     o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.  Reinvestment  will be at the net asset value next computed  after the Transfer  Agent  receives the reinvestment  order.  The  shareholder  must  ask the  Transfer  Agent  for that privilege at the time of reinvestment.  This privilege does not apply to Class C and  Class N  shares.  The Fund  may  amend,  suspend  or  cease  offering  this reinvestment  privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

     Any  capital  gain that was  realized  when the  shares  were  redeemed  is taxable,  and reinvestment  will not alter any capital gains tax payable on that gain.  If there has been a capital  loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending  on the  timing  and  amount  of the reinvestment.  Under the Internal  Revenue Code, if the  redemption  proceeds of
Fund  shares on which a sales  charge was paid are  reinvested  in shares of the
Fund or another of the Oppenheimer  funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge  paid.  That would reduce the loss or increase the gain  recognized  from the  redemption.  However,  in that case the sales  charge  would  be  added  to the  basis  of the  shares  acquired  by the reinvestment of the redemption proceeds.

     Payments "In Kind". The Prospectus  states that payment for shares tendered
     for  redemption  is  ordinarily  made  in  cash.  However,   under  certain
     circumstances,  the Board of  Trustees  of the Fund may  determine  that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption  proceeds in whole or in part by a  distribution  "in kind" of liquid  securities  from the portfolio of the
     Fund, in lieu of cash.

     The Fund has  elected to be  governed  by Rule 18f-1  under the  Investment
Company Act.  Under that rule,  the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day  period for any one  shareholder.  If shares are  redeemed  in kind,  the redeeming  shareholder  might  incur  brokerage  or other  costs in selling  the securities for cash. The Fund will value  securities  used to pay redemptions in kind  using the same  method  the Fund uses to value  its  portfolio  securities described  above  under  "Determination  of Net Asset  Values Per  Share."  That
valuation will be made as of the time the redemption price is determined.

     Involuntary  Redemptions.  The Fund's  Board of  Trustees  has the right to cause the  involuntary  redemption of the shares held in any account if the aggregate  net asset value of those shares is less than $200 or such lesser amount  as the  Board may fix.  The  Board  will not cause the  involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen  below the  stated  minimum  solely as a result of market fluctuations.  If the  Board  exercises  this  right,  it may  also fix the requirements  for any notice to be given to the  shareholders  in  question
     (not less than 30 days). The Board may  alternatively  set requirements for the  shareholder  to  increase  the  investment,  or set  other  terms  and conditions so that the shares would not be involuntarily redeemed.

     Transfers of Shares.  A transfer of shares to a different  registration  is not an event that triggers the payment of sales charges.  Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another  person or entity.  It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When shares  subject to a  contingent  deferred  sales charge are transferred,  the transferred  shares will remain subject to the contingent  deferred  sales  charge.  It  will  be  calculated  as  if  the transferee  shareholder  had  acquired the  transferred  shares in the same manner and at the same time as the transferring shareholder.

     If less than all shares  held in an account are  transferred,  and some but not all shares in the account  would be subject to a contingent  deferred  sales charge if redeemed at the time of  transfer,  the  priorities  described  in the
Prospectus  under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

     Distributions  From  Retirement  Plans.  Requests  for  distributions  from
OppenheimerFunds-sponsored  IRAs,  SEP-IRAs,  SIMPLE IRAs,  403(b)(7)  custodial plans,  401(k) plans or pension or  profit-sharing  plans should be addressed to
"Trustee,  OppenheimerFunds  Retirement  Plans," c/o the  Transfer  Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:

     (1) state the reason for the distribution;

     (2) state the owner's  awareness of tax  penalties if the  distribution  is premature; and

     (3) conform to the requirements of the plan and the Fund's other redemption requirements.

     Participants     (other    than    self-employed    plan    sponsors)    in
OppenheimerFunds-sponsored  pension or  profit-sharing  plans with shares of the
Fund  held in the name of the plan or its  fiduciary  may not  directly  request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

     Distributions  from pension and profit sharing plans are subject to special requirements  under the Internal Revenue Code and certain  documents  (available from the Transfer  Agent) must be completed and submitted to the Transfer  Agent before the  distribution  may be made.  Distributions  from retirement plans are subject to  withholding  requirements  under the Internal  Revenue Code, and IRS
Form W-4P  (available from the Transfer Agent) must be submitted to the Transfer
Agent with the distribution request, or the distribution may be delayed.  Unless
the   shareholder   has  provided  the  Transfer  Agent  with  a  certified  tax identification  number,  the Internal Revenue Code requires that tax be withheld from any distribution  even if the shareholder  elects not to have tax withheld.
The Fund,  the  Manager,  the  Distributor,  and the  Transfer  Agent  assume no responsibility to determine  whether a distribution  satisfies the conditions of applicable tax laws and will not be responsible  for any tax penalties  assessed in connection with a distribution.

     Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers  on behalf of their  customers.  Shareholders  should  contact  their broker or dealer to arrange this type of redemption.  The  repurchase  price per share will be the net asset value next computed after the  Distributor  receives an order placed by the dealer or broker.  However, if the Distributor receives a repurchase  order from a dealer or broker  after the close of the  Exchange on a regular  business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers  prior to the time the Exchange closes.  Normally,  the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally,  the order must have been transmitted to and received by the  Distributor  prior to its close of business  that day (normally
5:00 P.M.).

     Ordinarily,  for accounts redeemed by a broker-dealer under this procedure, payment  will be made  within  three  business  days after the shares  have been redeemed upon the Distributor's  receipt of the required redemption documents in proper  form.  The  signature(s)  of the  registered  owners  on the  redemption documents must be guaranteed as described in the Prospectus.

     Automatic  Withdrawal and Exchange  Plans.  Investors  owning shares of the
Fund valued at $5,000 or more can authorize the Transfer  Agent to redeem shares
(having  a  value  of at  least  $50)  automatically  on a  monthly,  quarterly, semi-annual or annual basis under an Automatic  Withdrawal Plan.  Shares will be redeemed three business days prior to the date requested by the  shareholder for receipt of the payment.  Automatic  withdrawals of up to $1,500 per month may be requested  by  telephone  if  payments  are to be made by check  payable  to all shareholders of record.  Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.
Required minimum distributions from OppenheimerFunds-sponsored  retirement plans may not be arranged on this basis.

     Payments are normally made by check,  but shareholders  having  AccountLink privileges  (see "How To Buy Shares") may arrange to have  Automatic  Withdrawal
Plan  payments  transferred  to the  bank  account  designated  on  the  account application or by signature-guaranteed  instructions sent to the Transfer Agent.
Shares are  normally  redeemed  pursuant to an Automatic  Withdrawal  Plan three business  days  before the  payment  transmittal  date you select in the account application.  If a contingent  deferred sales charge applies to the  redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee  receipt of a payment on the date requested.  The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice.  Because of the sales charge  assessed on Class A share purchases,  shareholders  should not make regular additional Class A share purchases while participating in an Automatic  Withdrawal Plan. Class B, Class C
and Class N  shareholders  should  not  establish  automatic  withdrawal  plans, because of the potential  imposition of the contingent  deferred sales charge on such  withdrawals  (except  where  the  Class B,  Class C or Class N  contingent deferred  sales charge is waived as described in Appendix B to this Statement of
Additional Information).

     By requesting an Automatic  Withdrawal or Exchange  Plan,  the  shareholder agrees to the terms and  conditions  that apply to such plans,  as stated below.
These  provisions  may be  amended  from  time to time by the  Fund  and/or  the
Distributor.  When adopted,  any amendments will automatically apply to existing
Plans.

     |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to  exchange  a  pre-determined  amount of shares of the Fund for shares (of the same class) of other  Oppenheimer funds  automatically on a monthly,  quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.  Instructions should be
provided   on   the   OppenheimerFunds   Application   or   signature-guaranteed
instructions.  Exchanges made under these plans are subject to the  restrictions that  apply  to  exchanges  as set  forth  in "How to  Exchange  Shares"  in the
Prospectus and below in this Statement of Additional Information.

     |X| Automatic  Withdrawal  Plans. Fund shares will be redeemed as necessary to meet  withdrawal  payments.  Shares  acquired  without a sales charge will be redeemed  first.  Shares  acquired with  reinvested  dividends and capital gains distributions  will be redeemed next,  followed by shares  acquired with a sales charge, to the extent necessary to make withdrawal payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan as  agent  for the  shareholder(s)  (the  "Planholder")  who  executed  the Plan authorization and application  submitted to the Transfer Agent. Neither the Fund nor the  Transfer  Agent shall incur any  liability  to the  Planholder  for any action taken or not taken by the Transfer  Agent in good faith to administer the
Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan,  but the Transfer  Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder  may be  surrendered  unendorsed to the Transfer Agent with the Plan  application so that the shares  represented by the  certificate may be held under the Plan.

     For  accounts  subject to  Automatic  Withdrawal  Plans,  distributions  of capital gains must be  reinvested  in shares of the Fund,  which will be done at net asset value without a sales charge.  Dividends on shares held in the account may be paid in cash or reinvested.

     Shares will be redeemed to make withdrawal  payments at the net asset value per share  determined on the redemption  date.  Checks or  AccountLink  payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date  selected for receipt of the payment,  according to the choice specified in writing by the Planholder.  Receipt of payment on the date selected cannot be guaranteed.

     The amount and the  interval of  disbursement  payments  and the address to which  checks  are to be mailed or  AccountLink  payments  are to be sent may be changed at any time by the  Planholder  by writing to the  Transfer  Agent.  The
Planholder should allow at least two weeks' time after mailing such notification for the requested  change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan.  That  notice  must be in proper form in  accordance with the requirements of the then-current  Prospectus of the Fund. In that case, the Transfer  Agent will redeem the number of shares  requested at the net asset value  per  share  in  effect  and will  mail a check  for the  proceeds  to the
Planholder.

     The  Planholder may terminate a Plan at any time by writing to the Transfer
Agent.  The Fund may also give  directions to the Transfer  Agent to terminate a
Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory  to it that the  Planholder  has died or is legally  incapacitated.
Upon  termination of a Plan by the Transfer Agent or the Fund,  shares that have not  been  redeemed  will  be  held in  uncertificated  form in the  name of the
Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper  instructions  are received from the Planholder, his or her executor or guardian, or another authorized person.

     To use Class A shares  held under the Plan as  collateral  for a debt,  the
Planholder may request issuance of a portion of the shares in certificated form.
Upon written request from the Planholder,  the Transfer Agent will determine the number of shares  for which a  certificate  may be issued  without  causing  the withdrawal checks to stop.  However,  should such  uncertificated  shares become exhausted, Plan withdrawals will terminate.

     If the  Transfer  Agent ceases to act as transfer  agent for the Fund,  the
Planholder will be deemed to have appointed any successor  transfer agent to act as agent in administering the Plan.

How to Exchange Shares

     As stated in the  Prospectus,  shares of a particular  class of Oppenheimer funds having more than one class of shares may be  exchanged  only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class  designation are deemed "Class A" shares for this purpose.  You can obtain a current list showing  which funds offer which classes of shares by calling the Distributor.

o        All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

         The following funds only offer Class A shares:
         Centennial America Fund, L.P.                             Centennial New York Tax Exempt Trust
         Centennial California Tax Exempt Trust                    Centennial Tax Exempt Trust
         Centennial Government Trust                               Oppenheimer Money Market Fund, Inc.
         Centennial Money Market Trust

         The following funds do not offer Class N shares:
         Oppenheimer AMT-Free New York Municipals                 Oppenheimer Pennsylvania Municipal Fund
         Oppenheimer California Municipal Fund                    Oppenheimer Rochester National Municipals
         Oppenheimer Limited Term Municipal Fund                  Oppenheimer Senior Floating Rate Fund
         Oppenheimer Municipal Bond Fund                          Limited Term New York Municipal Fund
         Oppenheimer New Jersey Municipal Fund                    Rochester Fund Municipals

         The following funds do not offer Class Y shares:
        Oppenheimer AMT-Free New York Municipals                  Oppenheimer Limited Term Municipal Fund
        Oppenheimer California Municipal Fund                     Oppenheimer Multiple Strategies Fund
        Oppenheimer Capital Income Fund                           Oppenheimer New Jersey Municipal Fund
        Oppenheimer Cash Reserves                                 Oppenheimer Pennsylvania Municipal Fund
        Oppenheimer Champion Income Fund                          Oppenheimer Principal Protected Main Street Fund
        Oppenheimer Convertible Securities Fund                   Oppenheimer Quest Capital Value Fund, Inc.
        Oppenheimer Disciplined Allocation Fund                   Oppenheimer Quest International Value Fund, Inc.
        Oppenheimer Developing Markets Fund                       Oppenheimer Rochester National Municipals
        Oppenheimer Gold & Special Minerals Fund                  Oppenheimer Senior Floating Rate Fund
        Oppenheimer International Bond Fund                       Oppenheimer Small Cap Value Fund
        Oppenheimer International Growth Fund                     Oppenheimer Total Return Bond Fund
        Oppenheimer International Small Company Fund              Limited Term New York Municipal Fund

     o Class Y shares of  Oppenheimer  Real Asset Fund may not be exchanged  for shares of any other fund.

     o Class B,  Class C and Class N shares of  Oppenheimer  Cash  Reserves  are generally available only by exchange from the same class of shares of other
     Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.

     o  Class  M  shares  of  Oppenheimer  Convertible  Securities  Fund  may be
     exchanged only for Class A shares of other Oppenheimer  funds. They may not be acquired  by  exchange  of shares of any class of any other  Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer
     Cash Reserves acquired by exchange of Class M shares.

     o Class X shares of Limited Term New York  Municipal  Fund may be exchanged only for Class B shares of other  Oppenheimer funds and no exchanges may be made to Class X shares.

     o Shares of Oppenheimer Capital  Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or
     Oppenheimer  Limited-Term  Government  Fund.  Only  participants in certain retirement  plans may purchase shares of Oppenheimer  Capital  Preservation
     Fund, and only those  participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

     o Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of
     Oppenheimer Cash Reserves.

     o Class A shares of  Oppenheimer  funds may be exchanged at net asset value for shares of any money market fund offered by the  Distributor.  Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

     o  Shares  of  Oppenheimer  Money  Market  Fund,  Inc.  purchased  with the redemption  proceeds  of shares of other  mutual  funds  (other  than funds managed by the  Manager or its  subsidiaries)  redeemed  within the 30 days prior to that  purchase may  subsequently  be exchanged for shares of other
     Oppenheimer  funds  without  being  subject to an initial  sales  charge or contingent  deferred  sales  charge.  To qualify  for that  privilege,  the
     investor  or  the  investor's   dealer  must  notify  the   Distributor  of
     eligibility for this privilege at the time the shares of Oppenheimer  Money
     Market Fund,  Inc. are purchased.  If requested,  they must supply proof of entitlement to this privilege.

     o Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other  Oppenheimer  funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

     o  Shares  of  Oppenheimer  Principal  Protected  Main  Street  Fund may be
     exchanged  at net asset value for shares of any of the  Oppenheimer  funds.
     However,  shareholders  are not  permitted  to  exchange  shares  of  other
     Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street
     Fund until after the expiration of the warranty period (8/5/2010).

     The Fund may amend,  suspend or  terminate  the  exchange  privilege at any time.  Although the Fund may impose these  changes at any time,  it will provide you with notice of those changes  whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially  amending or  terminating  the exchange  privilege.  That 60 day notice is not required in extraordinary circumstances.

     |X| How Exchanges Affect Contingent  Deferred Sales Charges.  No contingent deferred  sales charge is imposed on exchanges of shares of any class  purchased subject to a contingent deferred sales charge, with the following exceptions:

     o When  Class A  shares  of any  Oppenheimer  fund  (other  than  Rochester
     National Municipals and Rochester Fund Municipals)  acquired by exchange of
     Class A shares  of any  Oppenheimer  fund  purchased  subject  to a Class A contingent  deferred  sales charge are redeemed  within 18 months  measured from the  beginning  of the calendar  month of the initial  purchase of the exchanged Class A shares,  the Class A contingent  deferred sales charge is imposed on the redeemed shares.

     o When Class A shares of Rochester  National  Municipals and Rochester Fund
     Municipals  acquired by exchange of Class A shares of any Oppenheimer  fund purchased  subject  to a Class  A  contingent  deferred  sales  charge  are redeemed  within 24 months of the  beginning of the  calendar  month of the initial  purchase of the exchanged  Class A shares,  the Class A contingent deferred sales charge is imposed on the redeemed shares.

     o If any Class A shares of another  Oppenheimer fund that are exchanged for
     Class A shares of Oppenheimer  Senior Floating Rate Fund are subject to the
     Class A contingent  deferred sales charge of the other  Oppenheimer fund at the time of  exchange,  the  holding  period  for that  Class A  contingent deferred  sales charge will carry over to the Class A shares of Oppenheimer
     Senior  Floating Rate Fund acquired in the exchange.  The Class A shares of
     Oppenheimer  Senior  Floating  Rate Fund  acquired in that exchange will be subject  to the  Class A Early  Withdrawal  Charge  of  Oppenheimer  Senior
     Floating  Rate Fund if they are  repurchased  before the  expiration of the holding period.

     o When Class A shares of Oppenheimer  Cash Reserves and  Oppenheimer  Money
     Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund  purchased  subject to a Class A contingent  deferred sales charge are redeemed  within  the  Class A holding  period  of the fund from  which the shares were exchanged,  the Class A contingent deferred sales charge of the fund from  which the shares  were  exchanged  is  imposed  on the  redeemed shares. o With respect to Class B shares,  the Class B contingent  deferred sales charge is imposed on Class B shares  acquired by exchange if they are redeemed within six years of the initial  purchase of the exchanged Class B shares. o With respect to Class C shares,  the Class C contingent  deferred sales charge is imposed on Class C shares  acquired by exchange if they are redeemed within 12 months of the initial  purchase of the exchanged Class C shares.

     o With respect to Class N shares,  a 1%  contingent  deferred  sales charge will be  imposed  if the  retirement  plan (not  including  IRAs and 403(b)
     plans)  is  terminated  or  Class N shares  of all  Oppenheimer  funds  are terminated  as an  investment  option  of the plan and  Class N shares  are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or
     403(b)  plan,  Class N shares are  redeemed  within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

     o When  Class B,  Class C or Class N  shares  are  redeemed  to  effect  an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the  imposition of the Class B, Class C or Class N contingent  deferred sales charge will be followed in determining  the order in which the shares are exchanged.  Before  exchanging  shares,  shareholders  should take into account how the exchange may affect any  contingent  deferred  sales charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders  owning shares of more than one class must specify which class of shares they wish to exchange.

     Limits on Multiple  Exchange Orders.  The Fund reserves the right to reject telephone or written exchange requests  submitted in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for  exchanges of up to 50 accounts per day from  representatives  of  authorized  dealers that qualify for this privilege.

     Telephone  Exchange  Requests.  When  exchanging  shares  by  telephone,  a shareholder  must have an existing  account in the fund to which the exchange is to be made.  Otherwise,  the  investors  must obtain a  prospectus  of that fund before the exchange  request may be submitted.  If all telephone  lines are busy
(which  might  occur,  for  example,   during  periods  of  substantial   market
fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the Transfer Agent receives an exchange  request in proper form (the "Redemption  Date").  Normally,  shares of the fund to be acquired are purchased on the  Redemption  Date,  but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption  proceeds.  The Fund reserves the right, in its discretion,  to refuse any exchange request that may disadvantage it. For example,  if the  receipt of  multiple  exchange  requests  from a dealer  might require the  disposition  of portfolio  securities  at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.  When you exchange  some or all of your  shares  from one  fund to  another,  any  special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do
so. However, special redemption and exchange features such as Automatic Exchange
Plans and  Automatic  Withdrawal  Plans  cannot be  switched  to an  account  in
Oppenheimer Senior Floating Rate Fund.

     In connection with any exchange request, the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include  shares  subject  to a  restriction  cited  in the  Prospectus  or  this
Statement of Additional Information,  or would include shares covered by a share certificate  that is not  tendered  with the request.  In those cases,  only the shares available for exchange without restriction will be exchanged.

     The different  Oppenheimer  funds  available  for exchange  have  different investment objectives,  policies and risks. A shareholder should assure that the fund selected is  appropriate  for his or her  investment and should be aware of the tax  consequences  of an  exchange.  For  federal  income tax  purposes,  an exchange  transaction  is  treated as a  redemption  of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege," above, discusses some of the tax  consequences of  reinvestment of redemption  proceeds in such cases.
The  Fund,  the  Distributor,  and the  Transfer  Agent are  unable  to  provide investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

     Dividends and Distributions.  The Fund has no fixed dividend rate and there can be no assurance as to the payment of any  dividends or the  realization of any capital gains.  The dividends and  distributions  paid by a class of shares  will vary from time to time  depending  on market  conditions,  the composition  of the Fund's  portfolio,  and  expenses  borne by the Fund or borne  separately by a class.  Dividends are calculated in the same manner, at the same time,  and on the same day for each  class of shares.  However, dividends  on Class B, Class C and Class N shares are  expected to be lower than  dividends  on Class A shares.  That is  because  of the effect of the asset-based  sales  charge on Class B,  Class C and  Class N shares.  Those dividends  will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

     Dividends,  distributions  and  proceeds of the  redemption  of Fund shares represented  by checks  returned to the Transfer  Agent by the Postal Service as undeliverable  will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment  will be made as  promptly  as  possible  after the  return of such checks  to the  Transfer  Agent,  to  enable  the  investor  to earn a return on otherwise  idle funds.  Unclaimed  accounts may be subject to state  escheatment laws, and the Fund and the Transfer Agent will not be liable to  shareholders or their representatives for compliance with those laws in good faith.

     Tax  Status of the  Fund's  Dividends,  Distributions  and  Redemptions  of
Shares.  The federal tax  treatment of the Fund's  dividends  and capital  gains distributions is briefly highlighted in the Prospectus.  The following is only a summary of certain  additional tax considerations  generally  affecting the Fund and its shareholders.

     The tax  discussion  in the  Prospectus  and this  Statement of  Additional
Information is based on tax law in effect on the date of the Prospectus and this
Statement of Additional  Information.  Those laws and regulations may be changed by legislative,  judicial, or administrative action,  sometimes with retroactive effect.  State and local tax treatment of ordinary income  dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.  Potential purchasers of shares of the Fund are urged to consult their tax advisers  with specific  reference to their own tax  circumstances as well as the  consequences of federal,  state and local tax rules affecting an investment in the Fund.

     |X| Qualification as a Regulated  Investment Company.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal  income tax on the portion of its net  investment  income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses)  and  capital  gain net income  (that is, the excess of net  long-term capital  gains  over net  short-term  capital  losses)  that it  distributes  to shareholders.  That qualification  enables the Fund to "pass through" its income and realized  capital gains to  shareholders  without having to pay tax on them.
This avoids a "double tax" on that income and capital gains,  since shareholders normally  will be taxed on the dividends and capital gains they receive from the
Fund  (unless  their  Fund  shares  are  held  in a  retirement  account  or the shareholder is otherwise exempt from tax).

     The Internal  Revenue Code contains a number of complex  tests  relating to qualification  that the Fund might not meet in a particular  year. If it did not qualify as a  regulated  investment  company,  the Fund would be treated for tax purposes as an  ordinary  corporation  and would  receive no tax  deduction  for payments made to shareholders.

     To qualify as a regulated  investment company,  the Fund must distribute at least 90% of its investment  company  taxable  income (in brief,  net investment income and the excess of net short-term  capital gain over net long-term capital
loss)  for  the  taxable  year.  The  Fund  must  also  satisfy   certain  other
requirements of the Internal  Revenue Code,  some of which are described  below.
Distributions  by the Fund made  during the  taxable  year or,  under  specified circumstances,  within 12 months  after the close of the taxable  year,  will be considered  distributions  of income  and gains  for the  taxable  year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least
90% of its gross income from dividends,  interest, certain payments with respect to  securities  loans,  gains  from the sale or  other  disposition  of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

     In addition to satisfying the  requirements  described above, the Fund must satisfy  an  asset  diversification  test in  order to  qualify  as a  regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable  year,  at least 50% of the value of the Fund's  assets must  consist of cash  and  cash  items  (including  receivables),  U.S.  government  securities, securities of other  regulated  investment  companies,  and  securities of other issuers. As to each of those issuers,  the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the  outstanding  voting  securities  of each such  issuer.  No more than 25% of the  value of its  total  assets  may be invested  in the  securities  of any one  issuer  (other  than  U.S.  government securities and securities of other regulated investment companies), or in two or more  issuers  which the Fund  controls  and which  are  engaged  in the same or similar trades or businesses.  For purposes of this test,  obligations issued or guaranteed by certain agencies or  instrumentalities  of the U.S. government are treated as U.S. government securities.

     |X|  Excise  Tax on  Regulated  Investment  Companies.  Under the  Internal
Revenue  Code,  by December 31 each year,  the Fund must  distribute  98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through  October 31 of the current  year. If it does not, the Fund must pay an excise tax on the amounts not distributed.  It is presently  anticipated that the Fund will meet  those  requirements.  To meet this  requirement,  in certain circumstances the Fund might be required to liquidate  portfolio  investments to make sufficient distributions to avoid excise tax liability.  However, the Board of Trustees and the Manager might  determine in a particular  year that it would be in the  best  interests  of  shareholders  for  the  Fund  not to  make  such distributions  at  the  required  levels  and  to  pay  the  excise  tax  on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

     |X|  Taxation  of Fund  Distributions.  The Fund  anticipates  distributing substantially  all of its  investment  company  taxable  income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

     Special  provisions of the Internal  Revenue Code govern the eligibility of
the  Fund's  dividends  for  the  dividends-received   deduction  for  corporate
shareholders.  Long-term  capital gains  distributions  are not eligible for the deduction.  The amount of  dividends  paid by the Fund that may  qualify for the deduction is limited to the aggregate  amount of qualifying  dividends  that the
Fund derives  from  portfolio  investments  that the Fund has held for a minimum period,  usually 46 days. A corporate  shareholder  will not be eligible for the deduction  on  dividends  paid on Fund shares  held for 45 days or less.  To the extent the Fund's  dividends are derived from gross income from option premiums, interest  income or  short-term  gains from the sale of  securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     The Fund may either retain or distribute  to  shareholders  its net capital gain for each taxable year.  The Fund  currently  intends to distribute any such amounts.  If net long term capital  gains are  distributed  and  designated as a capital gain  distribution,  it will be taxable to  shareholders  as a long-term capital gain and will be properly  identified in reports sent to shareholders in
January  of each  year.  Such  treatment  will  apply  no  matter  how  long the shareholder  has held his or her shares or whether that gain was  recognized  by the Fund before the shareholder acquired his or her shares.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information  regarding their pro rata share of the gain and tax paid. As a result,  each  shareholder  will be required to report his or her pro rata  share of such gain on their tax return as  long-term  capital  gain,  will receive a  refundable  tax credit for  his/her pro rata share of tax paid by the
Fund on the gain,  and will  increase  the tax basis  for  his/her  shares by an amount equal to the deemed distribution less the tax credit.

     Investment  income  that may be received  by the Fund from  sources  within foreign  countries may be subject to foreign taxes  withheld at the source.  The
United  States has entered into tax treaties with many foreign  countries  which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

     Distributions by the Fund that do not constitute  ordinary income dividends or  capital  gain  distributions  will be  treated as a return of capital to the extent  of the  shareholder's  tax basis in their  shares.  Any  excess  will be treated as gain from the sale of those shares, as discussed below.  Shareholders will be advised  annually  as to the U.S.  federal  income tax  consequences  of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be  re-characterized  as a non-taxable return of capital at the end of the  fiscal  year as a result  of the  effect  of the  Fund's  investment policies, they will be identified as such in notices sent to shareholders.

     Distributions  by the Fund will be treated in the  manner  described  above regardless  of  whether  the  distributions  are paid in cash or  reinvested  in additional  shares of the Fund (or of another  fund).  Shareholders  receiving a distribution  in the form of  additional  shares will be treated as  receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

                    The Fund will be required in certain  cases to withhold  28%
               of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1)
               who has  failed  to  provide a  correct  taxpayer  identification number or to properly certify that number when required,  (2) who is  subject  to backup  withholding  for  failure  to report  the receipt of interest or dividend income  properly,  or (3) who has failed to certify to the Fund that the shareholder is not subject to backup  withholding  or is an  "exempt  recipient"  (such as a corporation).  All  income  and any tax  withheld  by the Fund is remitted by the Fund to the U.S.  Treasury and is  identified  in reports mailed to shareholders in January of each year.

     |X| Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares,  the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion  of  any  loss  recognized  in  that  manner  may be  disallowed  if the shareholder  purchases  other  shares of the Fund within 30 days before or after the redemption.

     In general,  any gain or loss arising from the  redemption of shares of the
Fund will be  considered  capital  gain or loss,  if the  shares  were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term  capital  loss to the extent of the amount of capital gain dividends  received on those shares.
Special holding period rules under the Internal  Revenue Code apply in this case to  determine  the  holding  period  of  shares  and  there  are  limits  on the deductibility of capital losses in any year.

     |X| Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign  person  (to  include,  but not  limited  to, a  nonresident  alien individual,  a foreign  trust, a foreign  estate,  a foreign  corporation,  or a foreign  partnership)  primarily  depends on whether the foreign person's income from the Fund is  effectively  connected  with the  conduct  of a U.S.  trade or business.  Typically,  ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

     Ordinary  income  dividends  that are paid by the Fund (and are  deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld  by the Fund at a rate of 28%,  provided  the Fund  obtains a  properly completed and signed  Certificate of Foreign Status. The tax rate may be reduced if the  foreign  person's  country of  residence  has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary  income  dividends paid by the Fund.
All income and any tax  withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports  mailed to  shareholders  in March of each year.

     If the ordinary income  dividends from the Fund are  effectively  connected with the conduct of a U.S. trade or business,  then the foreign person may claim an  exemption  from the U.S.  tax  described  above  provided the Fund obtains a properly  completed and signed  Certificate  of Foreign  Status.  If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income  dividends, capital gains  distributions and the proceeds of the redemption of shares,  paid to any foreign  person.  All income and any tax withheld (in this  situation) by the Fund is  remitted  by the Fund to the U.S.  Treasury  and is  identified  in reports mailed to shareholders in January of each year.

     The tax  consequences to foreign persons  entitled to claim the benefits of an applicable tax treaty may be different from those described  herein.  Foreign shareholders  are urged to consult  their own tax advisors or the U.S.  Internal
Revenue  Service with respect to the particular tax  consequences  to them of an investment in the Fund,  including  the  applicability  of the U.S.  withholding taxes described above.

     Dividend  Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends  and/or capital gains  distributions  in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made  without  sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.  To elect this option,  the shareholder must notify the Transfer Agent in writing and must have an existing  account in the fund selected for  reinvestment.  Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.  Dividends  and/or  distributions  from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves)
may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

     The Distributor.  The Fund's shares are sold through  dealers,  brokers and other financial  institutions that have a sales agreement with  OppenheimerFunds
Distributor,  Inc.,  a  subsidiary  of the  Manager  that  acts  as  the  Fund's
Distributor.  The Distributor also distributes  shares of the other  Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

     The Transfer Agent.  OppenheimerFunds  Services, the Fund's Transfer Agent,
is a division of the  Manager.  It is  responsible  for  maintaining  the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends  and  distributions  to  shareholders.  It  also  handles  shareholder servicing and administrative  functions.  It serves as the Transfer Agent for an annual per account  fee.  It also acts as  shareholder  servicing  agent for the other  Oppenheimer  funds.  Shareholders  should  direct  inquiries  about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

     The  Custodian.  JPMorgan Chase Bank is the custodian of the Fund's assets.
The custodian's responsibilities include safeguarding and controlling the Fund's portfolio  securities  and handling the delivery of such  securities to and from the Fund.  It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its  affiliates.  The Fund's cash  balances  with the custodian in excess of
$100,000  are not  protected  by  federal  deposit  insurance.  Those  uninsured balances at times may be substantial.

     Independent  Auditors.  KPMG LLP is the  independent  auditors of the Fund.
They audit the Fund's  financial  statements  and perform  other  related  audit services.  They also act as  auditors  for certain  other  funds  advised by the
Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 The Board of Trustees and Shareholders of
 Oppenheimer Developing Markets Fund:

 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer Developing Markets Fund, including the statement of investments, as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Developing Markets Fund as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

  /s/ KPMG LLP
 KPMG LLP

 Denver, Colorado
 September 22, 2003

STATEMENT OF INVESTMENTS  August 31, 2003

                                                                   Market Value
                                                      Shares        See Note 1
--------------------------------------------------------------------------------
 Common Stocks--93.7%

--------------------------------------------------------------------------------
 Consumer Discretionary--21.4%
--------------------------------------------------------------------------------
 Automobiles--0.7%
 Bajaj Auto Ltd.                                      340,000     $   5,399,651
--------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--3.7%
 Danubius Hotel
 & Spa Rt. 1                                          210,000         2,949,689
--------------------------------------------------------------------------------
 Greek Organization
 of Football
 Prognostics SA                                       375,000         4,462,962
--------------------------------------------------------------------------------
 Hongkong &
 Shanghai Hotels
 Ltd. (The)                                        11,850,000         6,457,269
--------------------------------------------------------------------------------
 Intralot SA                                          500,000         8,750,261
--------------------------------------------------------------------------------
 Jollibee Foods Corp.                              18,586,890         5,748,174
                                                                  --------------
                                                                     28,368,355

--------------------------------------------------------------------------------
 Household Durables--3.2%
 Corporacion GEO SA
 de CV, Series B 1,2                                5,273,000        23,896,492
--------------------------------------------------------------------------------
 Internet & Catalog Retail--2.8%
 LG Home
 Shopping, Inc.                                       326,500        21,337,153
--------------------------------------------------------------------------------
 Leisure Equipment & Products--0.2%
 Pihsiang Machinery
 Manufacturing
 Co. Ltd.                                             475,000         1,543,562
--------------------------------------------------------------------------------
 Media--7.4%
 Grupo Televisa SA,
 Sponsored GDR                                        505,000        18,937,500
--------------------------------------------------------------------------------
 Hurriyet Gazetecilik
 ve Matbaacilik AS                              1,269,910,000         2,672,540
--------------------------------------------------------------------------------
 Shaw Brothers Ltd.
 (Hong Kong)                                        4,500,000         4,673,466
--------------------------------------------------------------------------------
 Singapore Press
 Holdings Ltd.                                        785,000         8,374,408
--------------------------------------------------------------------------------
 Television
 Broadcasts Ltd.                                    2,850,000        12,022,156
--------------------------------------------------------------------------------
 Zee Telefilms Ltd.                                 4,400,000         9,819,372
                                                                  --------------
                                                                     56,499,442

--------------------------------------------------------------------------------
 Multiline Retail--1.5%
 Lojas Americanas
 SA, Preference 2                               2,000,000,000        11,347,518
--------------------------------------------------------------------------------
 Specialty Retail--1.2%
 Courts (Singapore)
 Ltd. 2,3                                          11,300,000         3,674,483

                                                                   Market Value
                                                      Shares        See Note 1
--------------------------------------------------------------------------------
 Specialty Retail Continued
 JD Group Ltd.                                      1,231,649     $   5,311,381
                                                                  --------------
                                                                      8,985,864

--------------------------------------------------------------------------------
 Textiles, Apparel & Luxury Goods--0.7%
 Folli-Follie SA                                      268,470         5,352,717
--------------------------------------------------------------------------------
 Consumer Staples--12.7%
--------------------------------------------------------------------------------
 Beverages--3.3%
 Coca-Cola FEMSA
 SA, Sponsored ADR 1                                  213,700         4,626,605
--------------------------------------------------------------------------------
 Companhia de
 Bebidas das
 Americas, ADR                                        480,000        10,651,200
--------------------------------------------------------------------------------
 Serm Suk
 Public Co. Ltd.                                    8,583,000         6,162,047
--------------------------------------------------------------------------------
 United Breweries
 Holdings Ltd. 1,2                                  1,850,000           994,819
--------------------------------------------------------------------------------
 United Breweries
 Ltd. 1,2                                           1,450,289         3,046,746
                                                                  --------------
                                                                     25,481,417

--------------------------------------------------------------------------------
 Food & Staples Retailing--3.6%
 Companhia
 Brasileira de
 Distribuicao Grupo
 Pao de Acucar,
 Sponsored ADR                                        171,000         3,361,860
--------------------------------------------------------------------------------
 Dairy Farm
 International
 Holdings Ltd.                                      6,000,000         8,100,000
--------------------------------------------------------------------------------
 Jeronimo Martins
 & Filho SA 1                                         590,000         4,521,371
--------------------------------------------------------------------------------
 President Chain
 Store Corp.                                        7,116,000         9,395,503
--------------------------------------------------------------------------------
 PT Hero
 Supermarket Tbk 1,2,3                             17,938,200         1,796,991
                                                                  --------------
                                                                     27,175,725

--------------------------------------------------------------------------------
 Food Products--1.3%
 Sadia SA, Preference                              12,600,000         9,744,681
--------------------------------------------------------------------------------
 Personal Products--1.7%
 Amore Pacific Corp.                                  102,000        12,812,221
--------------------------------------------------------------------------------
 Tobacco--2.8%
 Eastern
 Tobacco Co. 3                                        600,000         6,731,707
--------------------------------------------------------------------------------
 ITC Ltd.                                             800,000        14,527,051
                                                                  --------------
                                                                     21,258,758

                    10 | OPPENHEIMER DEVELOPING MARKETS FUND

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
 Energy--4.7%
--------------------------------------------------------------------------------
 Oil & Gas--4.7%
 Bharat Petroleum
 Corp. Ltd.                                         3,000,000     $  21,662,304
--------------------------------------------------------------------------------
 SK Corp.                                           1,000,000        14,173,562
                                                                  --------------
                                                                     35,835,866

--------------------------------------------------------------------------------
 Financials--20.9%
--------------------------------------------------------------------------------
 Commercial Banks--8.2%
 Commercial
 International Bank,
 Sponsored GDR                                        150,000           898,500
--------------------------------------------------------------------------------
 Commercial
 International Bank,
 Sponsored GDR 4                                      900,000         5,391,000
--------------------------------------------------------------------------------
 Grupo Financiero
 Banorte SA de CV                                   4,400,000        11,724,826
--------------------------------------------------------------------------------
 Grupo Financiero
 Inbursa SA de CV                                  13,441,100        13,827,289
--------------------------------------------------------------------------------
 ICICI Bank Ltd.                                      580,000         2,271,161
--------------------------------------------------------------------------------
 ICICI Bank Ltd.,
 Sponsored ADR 1                                    2,030,000        19,670,700
--------------------------------------------------------------------------------
 Uniao de Bancos
 Brasileiros SA
 (Unibanco),
 Sponsored ADR                                        425,000         8,181,250
                                                                  --------------
                                                                     61,964,726

--------------------------------------------------------------------------------
 Consumer Finance--0.6%
 Tisco Finance
 Public Co. Ltd. 1                                  6,499,980         4,824,760
--------------------------------------------------------------------------------
 Diversified Financial Services--4.2%
 Fubon Financial
 Holding Co. Ltd.,
 GDR                                                1,080,000         9,763,200
--------------------------------------------------------------------------------
 Haci Omer Sabanci
 Holding AS                                       675,000,000         1,805,778
--------------------------------------------------------------------------------
 Haci Omer Sabanci
 Holding AS,
 Sponsored ADR 3                                   10,000,000         6,750,000
--------------------------------------------------------------------------------
 Hong Kong
 Exchanges &
 Clearing Ltd.                                      3,040,000         5,456,865
--------------------------------------------------------------------------------
 Kiatnakin Finance
 Public Co. Ltd.                                    2,999,920         2,537,046
--------------------------------------------------------------------------------
 Kotak Mahindra
 Bank Ltd.                                          1,297,700         5,933,637
                                                                  --------------
                                                                     32,246,526

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
 Insurance--2.2%
 Aksigorta AS                                   3,074,518,594     $   9,266,872
--------------------------------------------------------------------------------
 Sanlam Ltd.                                        7,700,000         7,615,962
                                                                  --------------
                                                                     16,882,834

--------------------------------------------------------------------------------
 Real Estate--2.7%
 Brazil Realty SA
 Empreendimentos
 e Participacoes 2,3                                   49,000            57,920
--------------------------------------------------------------------------------
 Brazil Realty SA,
 GDR 1,2,4                                            435,720         4,650,222
--------------------------------------------------------------------------------
 G. Accion SA de CV,
 Series B 1,3                                       5,000,000         2,265,929
--------------------------------------------------------------------------------
 Medinet Nasr
 for Housing &
 Development Co. 3                                    720,000         3,315,512
--------------------------------------------------------------------------------
 Solidere, GDR 3                                        3,075            15,529
--------------------------------------------------------------------------------
 Solidere, GDR 3                                    2,046,925        10,336,971
                                                                  --------------
                                                                     20,642,083

--------------------------------------------------------------------------------
 Thrifts & Mortgage Finance--3.0%
 Housing
 Development
 Finance Corp. Ltd.                                 2,132,400        22,447,417
--------------------------------------------------------------------------------
 Health Care--6.3%
--------------------------------------------------------------------------------
 Health Care Providers & Services--0.6%
 Grupo Casa Saba
 SA de CV,
 Sponsored ADR                                        400,000         4,720,000
--------------------------------------------------------------------------------
 Pharmaceuticals--5.7%
 Dr. Reddy's
 Laboratories Ltd.                                    421,000        10,585,615
--------------------------------------------------------------------------------
 Dr. Reddy's
 Laboratories Ltd.,
 Sponsored ADR                                        290,100         7,354,035
--------------------------------------------------------------------------------
 Pliva d.d., GDR 4                                    920,000        13,800,000
--------------------------------------------------------------------------------
 Sun Pharmaceutical
 Industries Ltd.                                    1,064,027        11,718,456
                                                                  --------------
                                                                     43,458,106

--------------------------------------------------------------------------------
 Industrials--9.5%
--------------------------------------------------------------------------------
 Aerospace & Defense--4.6%
 Empresa Brasileira
 de Aeronautica
 SA (Embraer),
 Preference                                           6,800,000      34,677,474
                                                                    -----------
 Air Freight & Logistics--1.0%
 Sinotrans Ltd. 1                                    21,322,000       7,244,617

                    11 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                   Market Value
                                                       Shares       See Note 1
--------------------------------------------------------------------------------
 Construction & Engineering--0.9%
 Larsen & Toubro
 Ltd.                                                 1,040,000     $ 6,560,122
--------------------------------------------------------------------------------
 Orascom
 Construction
 Industries 3                                            15,354         123,556
                                                                    ------------
                                                                      6,683,678

--------------------------------------------------------------------------------
 Machinery--3.0%
 Hyundai Heavy
 Industries Co. Ltd. 1                                  899,000      23,118,778
--------------------------------------------------------------------------------
 Information Technology--6.2%
--------------------------------------------------------------------------------
 Computers & Peripherals--1.0%
 Lite-On
 Technology Corp. 1                                   6,953,246       7,877,821
--------------------------------------------------------------------------------
 Electronic Equipment & Instruments--1.9%
 Hankuk Electric
 Glass Co. Ltd.                                          43,000       3,612,985
--------------------------------------------------------------------------------
 Synnex Technology
 International Corp.                                  7,370,000      11,111,746
                                                                    ------------
                                                                     14,724,731

--------------------------------------------------------------------------------
 IT Services--1.0%
 NIIT Ltd. 2                                          2,500,000       7,452,552
--------------------------------------------------------------------------------
 Semiconductors & Semiconductor Equipment--1.2%
 PKL Corp. 1                                          1,325,000       8,670,274
--------------------------------------------------------------------------------
 Software--1.1%
 Amdocs Ltd. 1                                          360,000       8,056,800
--------------------------------------------------------------------------------
 Materials--5.2%
--------------------------------------------------------------------------------
 Chemicals--1.5%
 Asian Paints Ltd.
 (India)                                              1,687,500      11,334,669
--------------------------------------------------------------------------------
 Metals & Mining--3.7%
 Anglo American
 Platinum Corp. Ltd.                                    310,000      11,516,099
--------------------------------------------------------------------------------
 Antofagasta plc                                        550,000       6,785,709
--------------------------------------------------------------------------------
 PT Aneka
 Tambang Tbk                                         94,772,600       9,494,014
                                                                    ------------
                                                                     27,795,822

--------------------------------------------------------------------------------
 Telecommunication Services--5.2%
--------------------------------------------------------------------------------
 Diversified Telecommunication Services--3.3%
 IMPSAT Fiber
 Networks, Inc. 1,3                                     156,240       1,394,442
--------------------------------------------------------------------------------
 Portugal
 Telecom SA                                             960,000       6,935,213
--------------------------------------------------------------------------------
 Portugal Telecom
 SA, Sponsored ADR                                      565,000       4,101,900

                                                                   Market Value
                                                       Shares       See Note 1
--------------------------------------------------------------------------------
 Diversified Telecommunication Services Continued
 Tele Norte Leste
 Participacoes SA
 (Telemar)                                          750,000,000      $ 7,193,516
--------------------------------------------------------------------------------
 Telemar Norte
 Leste SA, Preference                               230,000,000        3,507,092
--------------------------------------------------------------------------------
 Videsh Sanchar
 Nigam Ltd.                                              87,924          231,702
--------------------------------------------------------------------------------
 Videsh Sanchar
 Nigam Ltd.,
 Sponsored ADR                                          300,100        1,614,538
                                                                     -----------
                                                                      24,978,403

--------------------------------------------------------------------------------
 Wireless Telecommunication Services--1.9%
 SK Telecom Co. Ltd.                                     48,000        8,188,415
--------------------------------------------------------------------------------
 SK Telecom Co. Ltd.,
 ADR                                                    320,000        6,099,200
                                                                     -----------
                                                                      14,287,615

--------------------------------------------------------------------------------
 Utilities--1.6%
--------------------------------------------------------------------------------
 Electric Utilities--1.6%
 Companhia
 Energetica de Minas
 Gerais, Preference                                 925,000,000       10,109,085
--------------------------------------------------------------------------------
 Companhia Paranaense
 Energia, Sponsored
 ADR, B Shares,
 Preference 1                                           600,700        1,681,960
                                                                     -----------
                                                                      11,791,045
                                                                     -----------
 Total Common Stocks
 (Cost $574,789,957)                                                 710,920,153

--------------------------------------------------------------------------------
 Preferred Stocks--0.0%

 Sun Pharmaceutical
 Industries Ltd.,
 6% Cum. 1,3
 (Cost $41,055)                                       1,768,000           83,309

                    12 | OPPENHEIMER DEVELOPING MARKETS FUND

                                                      Principal    Market Value
                                                         Amount      See Note 1
--------------------------------------------------------------------------------
 Joint Repurchase Agreements--6.0%

 Undivided interest of 26.29% in joint repurchase
 agreement (Principal Amount/Market Value
 $174,849,000, with a maturity value of
 $174,868,622) with PaineWebber, Inc.,
 1.01%, dated 8/29/03, to be repurchased
 at $45,971,158 on 9/2/03, collateralized
 by Federal National Mortgage Assn.,
 5%--6%, 4/1/18--3/1/33, with a value
 of $178,650,471
 (Cost $45,966,000)                                 $45,966,000    $ 45,966,000

                                                                   Market Value
                                                                     See Note 1
--------------------------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $620,797,012)                                       99.7%   $756,969,462
--------------------------------------------------------------------------------
 Other Assets
 Net of Liabilities                                         0.3       1,975,499
                                                   -----------------------------
 Net Assets                                               100.0%   $758,944,961
                                                   =============================

Footnotes to Statement of Investments
1. Non-income producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended August 31, 2003.
The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 2003 amounts to $56,917,742. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                                                Unrealized
                                     Shares         Gross          Gross            Shares    Appreciation    Dividend     Realized
                            August 31, 2002     Additions     Reductions   August 31, 2003   (Depreciation)     Income         Gain
------------------------------------------------------------------------------------------------------------------------------------

Stocks and/or Warrants
Brazil Realty SA
Empreendimentos e
Participacoes                       28,000        21,000              --            49,000    $    10,739   $    1,394    $      --
Brazil Realty SA, GDR              435,720            --              --           435,720     (1,413,497)     208,666           --
Corporacion GEO SA
de CV, Series B                  5,218,000        55,000              --         5,273,000     14,133,399           --           --
Courts (Singapore) Ltd.         10,877,000       423,000              --        11,300,000       (694,763)      94,323           --
Lojas Americanas SA,
Preference                   2,122,357,600            --     122,357,600     2,000,000,000      6,839,619      826,695      130,018
Medinet Nasr
for Housing &
Development Co.*                   539,032       180,968              --           720,000             --      232,718           --
NIIT Ltd.                        1,475,000     1,025,000              --         2,500,000     (8,433,310)      97,787           --
PT Aneka Tambang Tbk*           99,100,000    10,755,501       5,082,900        94,772,600             --      792,779      143,990
PT Hero Supermarket Tbk         13,531,400     4,406,800              --        17,938,200       (120,484)          --           --
United Breweries
Holdings Ltd.                    1,953,227       678,064         781,291**       1,850,000     (1,795,568)          --           --
United Breweries Ltd.                   --     1,450,289**            --         1,450,289        (85,854)          --           --
                                                                                              --------------------------------------
                                                                                              $ 8,440,281   $2,254,362    $ 274,008
                                                                                              ======================================

  *No longer an affiliate as of August 31, 2003.
  **United Breweries Ltd. is the result of a spin off from United Breweries
  Holdings Ltd.
3. Identifies issues considered to be illiquid. See Note 6 of Notes to Financial
Statements.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $23,841,222 or 3.14% of the Fund's net assets as of August 31, 2003.

                    13 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

 Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

 Geographic Holdings                         Market Value          Percent
----------------------------------------------------------------------------
 India                                     $  162,707,856            21.4%
 Brazil                                       105,163,778            13.9
 Korea, Republic of South                      98,012,588            12.9
 Mexico                                        79,998,641            10.5
 United States                                 55,417,242             7.3
 Taiwan                                        39,691,832             5.2
 Hong Kong                                     28,609,756             3.8
 South Africa                                  24,443,442             3.2
 Turkey                                        20,495,190             2.7
 Singapore                                     20,148,891             2.7
 Greece                                        18,565,940             2.5
 Egypt                                         16,460,275             2.2
 Portugal                                      15,558,484             2.1
 Croatia                                       13,800,000             1.8
 Thailand                                      13,523,853             1.8
 Indonesia                                     11,291,005             1.5
 Lebanon                                       10,352,500             1.4
 China                                          7,244,617             1.0
 Great Britain                                  6,785,709             0.9
 Philippines                                    5,748,174             0.8
 Hungary                                        2,949,689             0.4
                                           ---------------------------------
 Total                                       $756,969,462           100.0%
                                           =================================

 See accompanying Notes to Financial Statements.

                    14 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2003

--------------------------------------------------------------------------------------------------
 Assets

 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $572,319,551)                                          $700,051,720
 Affiliated companies (cost $48,477,461)                                               56,917,742
                                                                                    --------------
                                                                                      756,969,462
--------------------------------------------------------------------------------------------------
 Cash                                                                                     252,824
--------------------------------------------------------------------------------------------------
 Cash--foreign currencies (cost $2,178,248)                                             2,226,380
--------------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                                        181
--------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                     9,460,507
 Interest and dividends                                                                 3,920,037
 Other                                                                                      3,338
                                                                                    --------------
 Total assets                                                                         772,832,729

--------------------------------------------------------------------------------------------------
 Liabilities

 Unrealized depreciation on foreign currency contracts                                        912
--------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                  5,713,289
 Shares of beneficial interest redeemed                                                 4,241,910
 Foreign capital gains taxes                                                            3,168,045
 Distribution and service plan fees                                                       275,569
 Transfer and shareholder servicing agent fees                                            185,362
 Shareholder reports                                                                       93,372
 Trustees' compensation                                                                    48,545
 Other                                                                                    160,764
                                                                                    --------------
 Total liabilities                                                                     13,887,768

--------------------------------------------------------------------------------------------------
 Net Assets                                                                          $758,944,961
                                                                                    ==============

--------------------------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                                                     $656,912,584
--------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                    1,063,410
--------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions       (32,115,941)
--------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of assets and
 liabilities denominated in foreign currencies, net of foreign capital gains taxes    133,084,908
                                                                                    --------------
 Net Assets                                                                          $758,944,961
                                                                                    ==============

                    15 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued

-------------------------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $588,450,190 and 34,776,882 shares of beneficial interest outstanding)                    $16.92
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                               $17.95
-------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $84,705,437
 and 5,045,546 shares of beneficial interest outstanding)                                  $16.79
-------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $77,080,802
 and 4,624,141 shares of beneficial interest outstanding)                                  $16.67
-------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,708,532
 and 519,340 shares of beneficial interest outstanding)                                    $16.77

 See accompanying Notes to Financial Statements.

                    16 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2003

--------------------------------------------------------------------------------------------
 Investment Income

 Dividends:
 Unaffiliated companies (net of foreign withholding taxes of $1,751,916)       $ 13,202,966
 Affiliated companies (net of foreign withholding taxes of $193,373)              2,254,362
--------------------------------------------------------------------------------------------
 Interest                                                                           281,534
                                                                               -------------
 Total investment income                                                         15,738,862

--------------------------------------------------------------------------------------------
 Expenses

 Management fees                                                                  4,792,388
--------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                            902,108
 Class B                                                                            626,169
 Class C                                                                            521,534
 Class N                                                                             20,884
--------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                          1,414,254
 Class B                                                                            301,138
 Class C                                                                            199,992
 Class N                                                                             16,313
--------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                        823,931
--------------------------------------------------------------------------------------------
 Shareholder reports                                                                171,516
--------------------------------------------------------------------------------------------
 Trustees' compensation                                                              31,805
--------------------------------------------------------------------------------------------
 Other                                                                               72,640
                                                                               -------------
 Total expenses                                                                   9,894,672
 Less reduction to custodian expenses                                                (1,889)
 Less voluntary waiver of transfer and shareholder servicing agent fees-Class A    (168,717)
 Less voluntary waiver of transfer and shareholder servicing agent fees-Class B     (94,725)
 Less voluntary waiver of transfer and shareholder servicing agent fees-Class C     (24,960)
 Less voluntary waiver of transfer and shareholder servicing agent fees-Class N      (3,665)
                                                                               -------------
 Net expenses                                                                     9,600,716

--------------------------------------------------------------------------------------------
 Net Investment Income                                                            6,138,146

--------------------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments:
   Unaffiliated companies                                                       (10,418,126)
   Affiliated companies                                                             274,008
 Foreign currency transactions                                                   (2,464,143)
                                                                               -------------
 Net realized loss                                                              (12,608,261)
--------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments (net of foreign capital gains tax of $2,860,619)                   146,174,177
 Translation of assets and liabilities denominated in foreign currencies         10,699,207
                                                                               -------------
 Net change in unrealized appreciation                                          156,873,384

--------------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                          $150,403,269
                                                                               =============

 See accompanying Notes to Financial Statements.

                    17 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended August 31,                                                                    2003                2002
--------------------------------------------------------------------------------------------------------------------
 Operations

 Net investment income                                                            $  6,138,146        $  5,915,150
--------------------------------------------------------------------------------------------------------------------
 Net realized loss                                                                 (12,608,261)        (10,082,312)
--------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                             156,873,384           3,810,385
                                                                                 -----------------------------------
 Net increase (decrease) in net assets resulting from operations                   150,403,269            (356,777)

--------------------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                            (5,036,106)         (2,829,231)
 Class B                                                                              (444,216)           (317,608)
 Class C                                                                              (484,074)           (190,847)
 Class N                                                                               (56,763)             (1,342)

--------------------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                           139,680,513         173,089,553
 Class B                                                                             5,073,409          17,214,907
 Class C                                                                            15,689,824          26,983,183
 Class N                                                                             5,246,193           1,769,282

--------------------------------------------------------------------------------------------------------------------
 Net Assets

 Total increase                                                                    310,072,049         215,361,120
--------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                               448,872,912         233,511,792
                                                                                 -----------------------------------
 End of period [including undistributed net investment
 income of $1,063,410 and $986,368, respectively]                                 $758,944,961        $448,872,912
                                                                                 ===================================

 See accompanying Notes to Financial Statements.

18  |  OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS

 Class A   Year Ended August 31,                         2003              2002             2001            2000          1999
---------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                   $ 13.43          $ 12.93          $ 16.85         $ 11.40       $  7.76
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                      .19              .25              .21             .20           .10
 Net realized and unrealized gain (loss)                   3.50              .45            (3.54)           5.37          3.71
                                                        -------------------------------------------------------------------------
 Total from investment operations                          3.69              .70            (3.33)           5.57          3.81
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      (.20)            (.20)            (.20)           (.12)         (.10)
 Distributions from net realized gain                        --               --             (.39)             --          (.07)
                                                        -------------------------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                             (.20)            (.20)            (.59)           (.12)         (.17)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $16.92           $13.43           $12.93          $16.85        $11.40
                                                        =========================================================================

---------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                       27.93%            5.44%          (20.08)%         49.12%        49.92%

---------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $588,450         $337,405         $167,178        $114,137       $40,046
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $374,841         $257,746         $153,027        $ 77,848       $29,183
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                     1.42%            1.91%            1.76%           1.56%         1.11%
 Total expenses                                            1.81%            1.81%            1.69%           1.96%         2.36%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                       1.76%             1.77%             N/A 3           N/A 3         N/A 3
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      6%              10%              16%             22%           37%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.

                    19 | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS  Continued

 Class B   Year Ended August 31,                       2003             2002            2001           2000           1999
-----------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                $ 13.32          $ 12.82         $ 16.70         $ 11.30       $  7.69
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   .09              .15             .12             .11           .04
 Net realized and unrealized gain (loss)                3.47              .44           (3.53)           5.33          3.68
                                                     ------------------------------------------------------------------------
 Total from investment operations                       3.56              .59           (3.41)           5.44          3.72
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (.09)            (.09)           (.08)           (.04)         (.04)
 Distributions from net realized gain                     --               --            (.39)             --          (.07)
                                                     ------------------------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                          (.09)            (.09)           (.47)           (.04)         (.11)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $16.79           $13.32          $12.82          $16.70        $11.30
                                                     ========================================================================

-----------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                    26.98%            4.61%         (20.67)%         48.20%        48.81%

-----------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)            $84,705          $63,005         $45,393         $48,146       $21,028
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $62,676          $54,744         $48,135         $37,333       $16,430
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                  0.66%            1.14%           0.92%           0.78%         0.37%
 Total expenses                                         2.67%            2.58%           2.46%           2.72%         3.10%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                     2.52%            2.54%            N/A 3           N/A 3         N/A 3
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   6%              10%             16%             22%           37%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.

                    20 | OPPENHEIMER DEVELOPING MARKETS FUND

  Class C    Year Ended August 31,                  2003            2002          2001           2000             1999
-------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period             $ 13.25         $ 12.78       $ 16.68        $ 11.31          $  7.68
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                .10             .17           .12            .09              .04
 Net realized and unrealized gain (loss)             3.44             .41         (3.52)          5.32             3.69
                                                  -----------------------------------------------------------------------
 Total from investment operations                    3.54             .58         (3.40)          5.41             3.73
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (.12)           (.11)         (.11)          (.04)            (.03)
 Distributions from net realized gain                  --              --          (.39)            --             (.07)
                                                  -----------------------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                       (.12)           (.11)         (.50)          (.04)            (.10)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $16.67          $13.25        $12.78         $16.68           $11.31
                                                  =======================================================================

-------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                 27.05%           4.54%       (20.68)%        47.93%           48.98%

-------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)         $77,081         $46,722       $20,864        $16,363           $5,064
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $52,236         $33,334       $19,646        $10,230           $4,022
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                               0.66%           1.15%         0.94%          0.82%            0.41%
 Total expenses                                      2.57%           2.57%         2.46%          2.71%            3.08%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                  2.52%           2.53%          N/A 3          N/A 3            N/A 3
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                6%             10%           16%            22%              37%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.

                    21 | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS  Continued

 Class N  Year Ended August 31,                                  2003           2002          2001 1
------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                           $ 13.36        $ 12.91       $ 15.26
------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                              .22            .32           .05
 Net realized and unrealized gain (loss)                           3.41            .34         (2.40)
                                                               ---------------------------------------
 Total from investment operations                                  3.63            .66         (2.35)
------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                              (.22)          (.21)           --
 Distributions from net realized gain                                --             --            --
                                                               ---------------------------------------
 Total dividends and/or distributions to shareholders              (.22)          (.21)           --
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $16.77         $13.36        $12.91
                                                               =======================================

------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                               27.73%          5.13%       (15.40)%

------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                        $8,709         $1,741           $77
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                               $4,196          $ 686           $35
------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                             1.27%          1.68%         1.63%
 Total expenses                                                    2.08%          2.04%         1.96%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                                1.99%          2.00%          N/A 4
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                              6%            10%           16%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.

                    22 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Developing Markets Fund (the Fund) is registered under the
 Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to aggressively seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc.
 (the Manager).
    The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
 (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
 The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed
 (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued.
 In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the
 Board of Trustees, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Foreign Currency Translation. The Fund's accounting records are maintained in
 U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                    23 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
 Joint Repurchase Agreements. Pursuant to an Exemptive Order issued by the
 Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
 Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of investment for federal income tax purposes.

                    24 | OPPENHEIMER DEVELOPING MARKETS FUND

                                                                              Net Unrealized
                                                                                Appreciation
     Undistributed     Undistributed                Accumulated             Based on Cost of
     Net Investment        Long-Term                       Loss       Securities for Federal
     Income                     Gain         Carryforward 1,2,3          Income Tax Purposes
     ---------------------------------------------------------------------------------------

     $21,813,532                 $--                $31,889,842                 $112,153,051

1. As of August 31, 2003, the Fund had $19,295,605 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2003, details of the capital loss carryforwards were as follows:

                              Expiring
                              ----------------------
                              2010       $ 8,068,791
                              2011        11,226,814
                                       -------------
                              Total      $19,295,605
                                       =============

2. During the fiscal years ended August 31, 2003 and August 31, 2002, the Fund did not utilize any capital loss carryforwards.
3. As of August 31, 2003, the Fund had $12,594,237 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2012.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2003. Net assets of the
Fund were unaffected by the reclassifications.

     From                 To                             Net
     Ordinary        Capital        Tax Return    Investment
     Income             Loss        of Capital          Loss
     -------------------------------------------------------
     $39,945          $9,051             $--             $--

 The tax character of distributions paid during the years ended August 31, 2003 and August 31, 2002 was as follows:
                               Year Ended        Year Ended
                          August 31, 2003   August 31, 2002
     ------------------------------------------------------
     Distributions paid from:
     Ordinary income           $6,021,159       $3,339,028

 The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of August 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

     Federal tax cost                 $644,896,914
                                     =============
     Gross unrealized appreciation    $145,967,329
     Gross unrealized depreciation     (33,814,278)
                                     -------------
     Net unrealized appreciation      $112,153,051
                                     =============

                    25 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Certain foreign countries impose a tax on capital gains which is accrued by the
 Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
 August 31, 2003, the Fund's projected benefit obligations were increased by
 $8,677 and payments of $1,368 were made to retired trustees, resulting in an accumulated liability of $44,365 as of August 31, 2003.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the
 Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other selected Oppenheimer funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Expense Offset Arrangement. The reduction of custodian fees represents earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                    26 | OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended August 31, 2003         Year Ended August 31, 2002
                                Shares            Amount           Shares            Amount
--------------------------------------------------------------------------------------------

 Class A
 Sold                       27,774,840     $ 381,173,305       24,549,643     $ 345,324,115
 Dividends and/or
 distributions reinvested      345,063         4,409,888          196,759         2,577,550
 Redeemed                  (18,474,251)     (245,902,680)     (12,543,703)     (174,812,112)
                           -----------------------------------------------------------------
 Net increase                9,645,652     $ 139,680,513       12,202,699     $ 173,089,553
                           =================================================================

--------------------------------------------------------------------------------------------
 Class B
 Sold                        2,331,057     $  31,318,480        2,392,548     $  33,442,516
 Dividends and/or
 distributions reinvested       31,756           404,888           21,908           286,340
 Redeemed                   (2,048,970)      (26,649,959)      (1,224,073)      (16,513,949)
                           -----------------------------------------------------------------
 Net increase                  313,843     $   5,073,409        1,190,383     $  17,214,907
                           =================================================================

--------------------------------------------------------------------------------------------
 Class C
 Sold                        2,690,076     $  35,884,161        2,631,550     $  36,946,809
 Dividends and/or
 distributions reinvested       33,761           427,423           13,133           170,863
 Redeemed                   (1,624,911)      (20,621,760)        (752,220)      (10,134,489)
                           -----------------------------------------------------------------
 Net increase                1,098,926     $  15,689,824        1,892,463     $  26,983,183
                           =================================================================

--------------------------------------------------------------------------------------------
 Class N
 Sold                          508,343     $   6,839,560          153,629     $   2,190,151
 Dividends and/or
 distributions reinvested        4,454            56,525              101             1,328
 Redeemed                     (123,773)       (1,649,892)         (29,368)         (422,197)
                           -----------------------------------------------------------------
 Net increase                  389,024     $   5,246,193          124,362     $   1,769,282
                           =================================================================

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2003, were
 $168,028,746 and $26,900,975, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of the first $250 million of average annual net assets of the Fund, 0.95% of the next $250 million, 0.90% of the next $500 million and
 0.85% of average annual net assets over $1 billion.

                    27 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a per account fee. For the year ended August 31, 2003, the Fund paid $1,659,576 to OFS for services to the Fund.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate          Class A     Concessions      Concessions     Concessions      Concessions
                        Front-End        Front-End      on Class A       on Class B      on Class C       on Class N
                    Sales Charges    Sales Charges          Shares           Shares          Shares           Shares
                       on Class A      Retained by     Advanced by      Advanced by     Advanced by      Advanced by
 Year Ended                Shares      Distributor   Distributor 1    Distributor 1   Distributor 1    Distributor 1
 --------------------------------------------------------------------------------------------------------------------

 August 31, 2003         $903,547         $192,174        $225,942         $508,114        $265,308          $49,110

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                               Class A       Class B        Class C        Class N
                            Contingent    Contingent     Contingent     Contingent
                              Deferred      Deferred       Deferred       Deferred
                         Sales Charges Sales Charges  Sales Charges  Sales Charges
                           Retained by   Retained by    Retained by    Retained by
 Year Ended                Distributor   Distributor    Distributor    Distributor
----------------------------------------------------------------------------------

 August 31, 2003               $14,364      $205,512        $31,227        $21,239

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
 A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended August 31, 2003, expense under the Class A Plan totaled $902,108, all of which were paid by the Distributor to recipients, which included $7,107 retained by the Distributor and $19,747 which was paid to an affiliate of the Manager. Any unreimbursed expenses the
 Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The
 Fund has adopted Distribution and Service Plans for Class B, Class C and Class
 N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
 Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

                    28 | OPPENHEIMER DEVELOPING MARKETS FUND

 Distribution fees paid to the Distributor for the year ended August 31, 2003, were as follows:

                                                                             Distributor's
                                                           Distributor's         Aggregate
                                                               Aggregate      Unreimbursed
                                                            Unreimbursed     Expenses as %
                      Total Payments    Amount Retained         Expenses     of Net Assets
                          Under Plan     by Distributor       Under Plan          of Class
-------------------------------------------------------------------------------------------

 Class B Plan               $626,169           $505,387       $1,615,583              1.91%
 Class C Plan                521,534            245,067        1,014,558              1.32
 Class N Plan                 20,884             17,899           71,912              0.83

--------------------------------------------------------------------------------
 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
 Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gain or loss. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
 Operations.

 As of August 31, 2003, the Fund had outstanding foreign currency contracts as follows:

                                         Contract            Valuation
                           Expiration      Amount                as of          Unrealized           Unrealized
 Contract Description           Dates      (000s)      August 31, 2003        Appreciation         Depreciation
-----------------------------------------------------------------------------------------------------------------

 Contracts to Purchase
 Egyptian Pounds [EGP]         9/2/03      1,144EGP           $186,090                $ --                 $912
 Mexican Nuevo Peso [MXN]      9/2/03      1,133MXN            102,699                 181                   --
                                                                                      ---------------------------
 Total unrealized appreciation and depreciation                                       $181                 $912
                                                                                      ===========================

--------------------------------------------------------------------------------
 6. Illiquid Securities
 As of August 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
 Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August
 31, 2003 was $36,546,349, which represents 4.82% of the Fund's net assets.

                    29 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 7. Borrowing and Lending Arrangements
 The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the year ended or at August 31, 2003.

                                                        A-1
                                                    Appendix A

                                             Industry Classifications
                                             ------------------------

Aerospace & Defense                Household Products
Air Freight & Couriers             Industrial Conglomerates
Airlines                               Insurance
Auto Components                        Internet & Catalog Retail
Automobiles                            Internet Software & Services
Beverages                              IT Services
Biotechnology                          Leisure Equipment & Products
Building Products                      Machinery
Chemicals                              Marine
Consumer Finance                       Media
Commercial Banks                       Metals & Mining
Commercial Services & Supplies     Multiline Retail
Communications Equipment               Multi-Utilities
Computers & Peripherals            Office Electronics
Construction & Engineering         Oil & Gas
Construction Materials                 Paper & Forest Products
Containers & Packaging             Personal Products
Distributors                           Pharmaceuticals
Diversified Financial Services         Real Estate
Diversified Telecommunication Services  Road & Rail
Electric Utilities                      Semiconductors and Semiconductor Equipment
Electrical Equipment                    Software
Electronic Equipment & Instruments  Specialty Retail
Energy Equipment & Services        Textiles, Apparel & Luxury Goods
Food & Staples Retailing           Thrifts & Mortgage Finance
Food Products                          Tobacco
Gas Utilities                          Trading Companies & Distributors
Health Care Equipment & Supplies   Transportation Infrastructure
Health Care Providers & Services   Water Utilities
Hotels Restaurants & Leisure       Wireless Telecommunication Services
Household Durables

                                                       B-14
                                                    Appendix B

OppenheimerFunds Special Sales Charge Arrangements and Waivers

     In certain  cases,  the initial  sales  charge that applies to purchases of
Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A,  Class B or Class C shares  may be  waived.2  That is
because  of  the  economies  of  sales  efforts  realized  by   OppenheimerFunds
Distributor,  Inc.,  (referred to in this document as the "Distributor"),  or by dealers  or other  financial  institutions  that offer  those  shares to certain classes of investors.

     Not all  waivers  apply to all funds.  For  example,  waivers  relating  to
Retirement Plans do not apply to Oppenheimer  municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement  plans.
Other waivers apply only to shareholders of certain funds.

               For the  purposes of some of the waivers  described  below and in
          the  Prospectus  and  Statement  of  Additional   Information  of  the
          applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

     1) plans qualified under Sections 401(a) or 401(k) of the Internal  Revenue
Code,

     2) non-qualified deferred compensation plans,

     3) employee benefit plans 3

     4)  Group  Retirement  Plans 4

     5) 403(b)(7)  custodial  plan  accounts

     6) Individual  Retirement  Accounts ("IRAs"),  including  traditional IRAs,
Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

     The interpretation of these provisions as to the applicability of a special arrangement  or waiver in a  particular  case is in the sole  discretion  of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent")  of  the  particular   Oppenheimer   fund.  These  waivers  and  special
arrangements  may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds,  Inc. (referred to in this document as the
"Manager").

     Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I.  Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

     Purchases  of Class A Shares of  Oppenheimer  Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales
Charge (unless a waiver applies).

     There is no initial  sales  charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent  deferred  sales charge if redeemed  within 18 months (24 months in the case of Oppenheimer  Rochester National  Municipals and
Rochester  Fund  Municipals)  of the  beginning of the  calendar  month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix  applies to the  redemption).  Additionally,  on shares  purchased under these  waivers that are subject to the Class A contingent  deferred  sales charge,  the  Distributor  will pay the applicable  concession  described in the
Prospectus  under  "Class A  Contingent  Deferred  Sales  Charge."5  This waiver provision applies to:

     |_| Purchases of Class A shares aggregating $1 million or more.

     |_| Purchases of Class A shares by a Retirement  Plan that was permitted to purchase  such shares at net asset value but  subject to a  contingent  deferred sales  charge  prior to March 1, 2001.  That  included  plans (other than IRA or
403(b)(7)  Custodial  Plans) that: 1) bought shares costing $500,000 or more, 2)
had at the time of purchase 100 or more eligible  employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

     |_|  Purchases  by  an  OppenheimerFunds-sponsored  Rollover  IRA,  if  the purchases are made:

     1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

     2) by a direct rollover of a distribution from a qualified  Retirement Plan if the  administrator  of that  Plan  has  made  special  arrangements  with the
Distributor for those purchases.

     |_|  Purchases of Class A shares by  Retirement  Plans that have any of the following record-keeping arrangements:

     1) The record  keeping is  performed by Merrill  Lynch Pierce  Fenner &
Smith,  Inc.  ("Merrill  Lynch") on a daily  valuation  basis for the Retirement
Plan. On the date the plan sponsor signs the  record-keeping  service  agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a)  mutual  funds,  other than  those  advised  or managed by Merrill  Lynch
Investment  Management,  L.P. ("MLIM"),  that are made available under a Service
Agreement  between Merrill Lynch and the mutual fund's principal  underwriter or distributor,  and (b) funds  advised or managed by MLIM (the funds  described in
(a) and (b) are referred to as "Applicable Investments").

     2) The record  keeping  for the  Retirement  Plan is  performed  on a daily valuation  basis by a record keeper whose services are provided under a contract or arrangement  between the Retirement  Plan and Merrill Lynch.  On the date the plan sponsor signs the record keeping service  agreement with Merrill Lynch, the
Plan must have $3 million or more of its assets  (excluding  assets  invested in money market funds) invested in Applicable Investments.

     3) The record  keeping  for a  Retirement  Plan is handled  under a service agreement  with  Merrill  Lynch  and on the  date the plan  sponsor  signs  that agreement,  the Plan has 500 or more eligible  employees  (as  determined by the
Merrill Lynch plan conversion manager).

II.   Waivers of Class A Sales Charges of Oppenheimer Funds

     A. Waivers of Initial and  Contingent  Deferred  Sales  Charges for Certain
Purchasers.

     Class A shares purchased by the following  investors are not subject to any
Class A sales charges (and no  concessions  are paid by the  Distributor on such purchases):

     |_| The Manager or its affiliates.

     |_| Present or former  officers,  directors,  trustees and  employees  (and their  "immediate  families") of the Fund, the Manager and its  affiliates, and  retirement  plans  established by them for their  employees.  The term
     "immediate  family"  refers  to  one's  spouse,  children,   grandchildren,
     grandparents,  parents,  parents-in-law,  brothers and  sisters,  sons- and daughters-in-law,  a sibling's spouse, a spouse's siblings,  aunts, uncles, nieces and nephews;  relatives  by virtue of a  remarriage  (step-children, step-parents, etc.) are included.

     |_| Registered  management  investment  companies,  or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

     |_| Dealers or brokers that have a sales agreement with the Distributor, if they  purchase  shares for their own accounts or for  retirement  plans for their employees.

     |_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales  arrangements  with such dealers or brokers (and which are identified as such to the  Distributor)  or with the  Distributor.  The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's  own account (or for the benefit of such employee's  spouse or minor children).

     |_| Dealers,  brokers,  banks or registered  investment  advisors that have entered into an agreement with the Distributor  providing  specifically for the use of  shares  of the  Fund in  particular  investment  products  made available to their clients.  Those clients may be charged a transaction fee by their dealer,  broker,  bank or advisor for the purchase or sale of Fund shares.

     |_|  Investment  advisors and  financial  planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting  or other fee for their  services  and buy  shares for their own accounts or the accounts of their clients.

     |_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

     |_| Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase  shares  without sales charge but only if their  accounts  are  linked  to a master  account  of their  investment advisor or financial planner on the books and records of the broker,  agent or financial  intermediary with which the Distributor has made such special arrangements . Each of these  investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

     |_| Directors,  trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

     |_|  Accounts  for which  Oppenheimer  Capital  (or its  successor)  is the investment  advisor (the Distributor  must be advised of this  arrangement)
     and persons who are  directors or trustees of the company or trust which is the beneficial owner of such accounts.

     |_| A unit investment trust that has entered into an appropriate  agreement with the Distributor.

     |_| Dealers,  brokers,  banks, or registered  investment advisers that have entered into an agreement  with the  Distributor  to sell shares to defined contribution  employee  retirement  plans for which the  dealer,  broker or investment adviser provides administration services.

          Retirement  Plans and deferred  compensation  plans and trusts used to fund those plans (including,  for example, plans qualified or created under sections  401(a),  401(k),  403(b) or 457 of the Internal Revenue Code), in
     each case if those  purchases  are made  through  a broker,  agent or other
     financial   intermediary  that  has  made  special  arrangements  with  the
     Distributor for those purchases.

          |_| A TRAC-2000  401(k) plan  (sponsored by the former Quest for Value
     Advisors)  whose Class B or Class C shares of a Former Quest for Value Fund were  exchanged for Class A shares of that Fund due to the  termination  of the Class B and Class C TRAC-2000 program on November 24, 1995.

          |_| A qualified  Retirement Plan that had agreed with the former Quest for Value Advisors to purchase  shares of any of the Former Quest for Value
     Funds at net asset value, with such shares to be held through DCXchange,  a sub-transfer  agency mutual fund  clearinghouse,  if that  arrangement  was consummated and share purchases commenced by December 31, 1996.

          B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
     Transactions.

          Class A shares issued or purchased in the following  transactions  are not  subject  to  sales  charges  (and  no  concessions  are  paid  by  the
     Distributor on such purchases):

          |_| Shares issued in plans of reorganization,  such as mergers,  asset acquisitions and exchange offers, to which the Fund is a party.

          |_|  Shares  purchased  by the  reinvestment  of  dividends  or  other distributions  reinvested from the Fund or other  Oppenheimer  funds (other than  Oppenheimer  Cash  Reserves)  or unit  investment  trusts  for  which reinvestment arrangements have been made with the Distributor.

          |_| Shares purchased  through a broker-dealer  that has entered into a special  agreement with the Distributor to allow the broker's  customers to purchase  and pay for shares of  Oppenheimer  funds  using the  proceeds of shares  redeemed in the prior 30 days from a mutual fund (other than a fund managed  by the  Manager  or any of its  subsidiaries)  on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares  purchased  by  exchange of shares of  Oppenheimer  Money
     Market Fund,  Inc. that were  purchased  and paid for in this manner.  This waiver must be requested  when the  purchase  order is placed for shares of the Fund, and the Distributor  may require  evidence of  qualification  for
     this waiver.  |_| Shares purchased with the proceeds of maturing  principal
     units of any Qualified  Unit  Investment  Liquid Trust  Series.  |_| Shares
     purchased by the  reinvestment  of loan  repayments by a  participant  in a
     Retirement Plan for which the Manager or an affiliate acts as sponsor.

          C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
     Redemptions.

          The Class A contingent  deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

          |_| To make  Automatic  Withdrawal  Plan  payments  that  are  limited annually to no more than 12% of the account value adjusted annually.

          |_|  Involuntary   redemptions  of  shares  by  operation  of  law  or
     involuntary  redemptions  of small accounts  (please refer to  "Shareholder
     Account Rules and Policies," in the applicable fund Prospectus).

          |_| For  distributions  from Retirement Plans,  deferred  compensation plans or other employee benefit plans for any of the following purposes:

          1)  Following  the death or  disability  (as  defined in the  Internal
     Revenue Code) of the  participant or  beneficiary.  The death or disability must occur after the participant's account was established.

          2) To return excess contributions.

          3) To return contributions made due to a mistake of fact.

          4) Hardship withdrawals, as defined in the plan.6

          5) Under a  Qualified  Domestic  Relations  Order,  as  defined in the
     Internal  Revenue Code,  or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

          6) To meet  the  minimum  distribution  requirements  of the  Internal
     Revenue Code.

          7) To make  "substantially  equal  periodic  payments" as described in
     Section 72(t) of the Internal Revenue Code.

          8) For loans to  participants  or  beneficiaries.

          9) Separation from service.7

          10)  Participant-directed  redemptions to purchase  shares of a mutual fund  (other  than a fund  managed by the  Manager or a  subsidiary  of the
     Manager) if the plan has made special  arrangements  with the  Distributor.

          11) Plan termination or "in-service  distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

          |_| For  distributions  from 401(k) plans sponsored by  broker-dealers that have entered into a special  agreement with the  Distributor  allowing this waiver.

          |_| For  distributions  from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the
     Distributor.

          |_| For  distributions  from  retirement  plans  which  are  part of a
     retirement   plan   product  or   platform   offered   by  certain   banks,
     broker-dealers,  financial advisors,  insurance companies or record keepers which have  entered into a special  agreement  with the  Distributor.

          III.  Waivers  of  Class  B,  Class C and  Class N  Sales  Charges  of
     Oppenheimer Funds

          The Class B, Class C and Class N  contingent  deferred  sales  charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

          The Class B, Class C and Class N  contingent  deferred  sales  charges will be waived for redemptions of shares in the following cases:

          |_|  Shares  redeemed  involuntarily,  as  described  in  "Shareholder
     Account Rules and Policies," in the applicable Prospectus.

          |_| Redemptions  from accounts other than  Retirement  Plans following the death or disability  of the last  surviving  shareholder.  The death or disability  must have occurred after the account was  established,  and for disability you must provide  evidence of a  determination  of disability by the Social Security Administration.

          |_| The  contingent  deferred  sales  charges are generally not waived following  the death or  disability  of a grantor  or  trustee  for a trust account.  The contingent  deferred sales charges will only be waived in the limited  case of the death of the trustee of a grantor  trust or  revocable living trust for which the trustee is also the sole beneficiary.  The death or disability must have occurred after the account was established, and for disability you must provide  evidence of a  determination  of disability by the Social Security Administration.

          |_| Distributions  from accounts for which the broker-dealer of record has entered into a special  agreement  with the  Distributor  allowing this waiver.

          |_|  Redemptions  of Class B shares  held by  Retirement  Plans  whose records are  maintained on a daily  valuation  basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

          |_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

          |_|  Redemptions  requested in writing by a Retirement Plan sponsor of
     Class C shares of an  Oppenheimer  fund in amounts of  $500,000 or more and made more than 12 months  after the  Retirement  Plan's  first  purchase of
     Class C shares,  if the redemption  proceeds are invested in Class N shares of one or more Oppenheimer funds.

          |_|  Distributions8  from Retirement  Plans or other employee  benefit plans for any of the following purposes:

          1)  Following  the death or  disability  (as  defined in the  Internal
     Revenue Code) of the  participant or  beneficiary.  The death or disability
     must  occur  after  the   participant's   account  was  established  in  an
     Oppenheimer fund.

          2) To return excess contributions made to a participant's account.

          3) To return contributions made due to a mistake of fact.

          4) To make hardship withdrawals, as defined in the plan.9

          5) To make distributions required under a Qualified Domestic Relations
     Order  or,  in the  case of an  IRA,  a  divorce  or  separation  agreement described in Section 71(b) of the Internal Revenue Code.

          6) To meet  the  minimum  distribution  requirements  of the  Internal
     Revenue Code.

          7) To make  "substantially  equal  periodic  payments" as described in
     Section 72(t) of the Internal Revenue Code.

          8) For loans to participants or beneficiaries.10

          9) On account of the participant's separation from service.11

          10)  Participant-directed  redemptions to purchase  shares of a mutual fund  (other  than a fund  managed by the  Manager or a  subsidiary  of the
     Manager)  offered as an investment  option in a Retirement Plan if the plan has made special arrangements with the Distributor.

          11)   Distributions   made  on  account  of  a  plan   termination  or
     "in-service"  distributions,  if the  redemption  proceeds  are rolled over directly to an OppenheimerFunds-sponsored IRA.

          12) For distributions from a participant's  account under an Automatic
     Withdrawal  Plan after the  participant  reaches age 59 1/2, as long as the aggregate value of the  distributions  does not exceed 10% of the account's value, adjusted annually.

          13)  Redemptions of Class B shares under an Automatic  Withdrawal Plan for an account other than a Retirement  Plan, if the aggregate value of the redeemed  shares  does not  exceed  10% of the  account's  value,  adjusted annually.

          14) For  distributions  from 401(k) plans sponsored by  broker-dealers that have entered into a special arrangement with the Distributor  allowing this waiver.

          |_| Redemptions of Class B shares or Class C shares under an Automatic
     Withdrawal  Plan  from  an  account  other  than a  Retirement  Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

          The  contingent  deferred  sales  charge is also waived on Class B and
     Class C shares sold or issued in the following cases:

          |_| Shares sold to the Manager or its affiliates.

          |_| Shares  sold to  registered  management  investment  companies  or separate  accounts of  insurance  companies  having an  agreement  with the
     Manager or the Distributor for that purpose.

          |_| Shares  issued in plans of  reorganization  to which the Fund is a party.

          |_| Shares sold to present or former officers,  directors, trustees or employees (and their "immediate families" as defined above in Section I.A.)
     of  the  Fund,  the  Manager  and  its  affiliates  and  retirement   plans
     established by them for their employees.

          IV.  Special Sales Charge  Arrangements  for  Shareholders  of Certain
     Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

          The initial and contingent deferred sales charge rates and waivers for
     Class  A,  Class B and  Class  C  shares  described  in the  Prospectus  or
     Statement of Additional  Information of the Oppenheimer  funds are modified as described below for certain persons who were  shareholders of the former
     Quest  for  Value  Funds.  To be  eligible,  those  persons  must have been shareholders on November 24, 1995, when  OppenheimerFunds,  Inc. became the investment  advisor to those  former  Quest for Value  Funds.  Those  funds include:

Oppenheimer Quest Value Fund, Inc.            Oppenheimer Small Cap Value Fund
Oppenheimer Quest Balanced Value Fun          Oppenheimer Quest International
                                                Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund

          These  arrangements  also apply to shareholders of the following funds when they merged  (were  reorganized)  into  various  Oppenheimer  funds on
     November 24, 1995:

Quest for Value U.S. Government Income Fund         Quest for Value New York
                                                        Tax-Exempt Fund
Quest for Value Investment Quality Income Fund      Quest for Value National
                                                         Tax-Exempt Fund
Quest for Value Global Income Fund                  Quest for Value California
                                                         Tax-Exempt Fund

          All of the funds listed above are referred to in this  Appendix as the
     "Former  Quest for Value  Funds."  The  waivers of initial  and  contingent deferred  sales charges  described in this  Appendix  apply to shares of an
     Oppenheimer fund that are either:

          |_| acquired by such shareholder  pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

          |_|  purchased  by such  shareholder  by exchange of shares of another
     Oppenheimer  fund that were  acquired  pursuant to the merger of any of the
     Former Quest for Value Funds into that other  Oppenheimer  fund on November
     24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

          |X| Reduced  Class A Initial  Sales  Charge  Rates for Certain  Former
     Quest for Value Funds Shareholders.

          Purchases by Groups and  Associations.  The following table sets forth the initial  sales charge rates for Class A shares  purchased by members of
     "Associations"   formed  for  any  purpose   other  than  the  purchase  of
     securities.  The rates in the  table  apply if that  Association  purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

     -------------------------------------------------------------------------------------------------------------------
     For  purchases  by  Associations  having 50 or more  eligible  employees or members,  there is no initial  sales charge on purchases of Class A shares, but those  shares are  subject  to the Class A  contingent  deferred  sales charge described in the applicable fund's Prospectus.

          Purchases made under this arrangement  qualify for the lower of either the sales  charge  rate in the table  based on the  number of members of an
     Association,  or the  sales  charge  rate that  applies  under the Right of
     Accumulation described in the applicable fund's Prospectus and Statement of
     Additional Information.  Individuals who qualify under this arrangement for reduced  sales  charge rates as members of  Associations  also may purchase shares for their  individual  or custodial  accounts at these reduced sales charge rates, upon request to the Distributor.

          |X| Waiver of Class A Sales Charges for Certain Shareholders.  Class A
     shares purchased by the following  investors are not subject to any Class A initial or contingent deferred sales charges:

          o  Shareholders  who were  shareholders  of the AMA Family of Funds on
     February  28, 1991 and who  acquired  shares of any of the Former Quest for
     Value Funds by merger of a portfolio of the AMA Family of Funds.

          o Shareholders  who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

          |X|  Waiver of Class A  Contingent  Deferred  Sales  Charge in Certain
     Transactions.  The Class A contingent  deferred sales charge will not apply to redemptions of Class A shares  purchased by the following  investors who were shareholders of any Former Quest for Value Fund:

          Investors  who  purchased  Class A shares from a dealer that is or was not  permitted  to  receive a sales  load or  redemption  fee  imposed on a shareholder with whom that dealer has a fiduciary  relationship,  under the
     Employee  Retirement  Income Security Act of 1974 and  regulations  adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

          |X|  Waivers for  Redemptions  of Shares  Purchased  Prior to March 6,
     1995. In the following cases, the contingent  deferred sales charge will be waived  for  redemptions  of  Class  A,  Class B or  Class C  shares  of an
     Oppenheimer  fund.  The shares  must have been  acquired by the merger of a
     Former  Quest  for  Value  Fund  into  the  fund  or by  exchange  from  an
     Oppenheimer  fund that was a Former Quest for Value Fund or into which such fund merged.  Those shares must have been purchased  prior to March 6, 1995 in  connection  with:  o  withdrawals  under an automatic  withdrawal  plan holding only either Class B or Class C shares if the annual withdrawal does not  exceed  10% of  the  initial  value  of the  account  value,  adjusted annually, and o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

          |X| Waivers for  Redemptions of Shares  Purchased on or After March 6,
     1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
     Class C shares of an  Oppenheimer  fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an  Oppenheimer  fund that was a Former  Quest For Value  Fund or into which such Former Quest for Value Fund merged.  Those shares must have been purchased  on or after March 6, 1995,  but prior to November  24,  1995:  o redemptions  following the death or disability  of the  shareholder(s)  (as evidenced  by a  determination  of  total  disability  by the  U.S.  Social
     Security Administration);  o withdrawals under an automatic withdrawal plan
     (but only for Class B or Class C shares)  where the annual  withdrawals  do not  exceed  10% of  the  initial  value  of the  account  value;  adjusted annually, and o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

          A  shareholder's  account  will be  credited  with the  amount  of any contingent  deferred  sales charge paid on the  redemption  of any Class A,
     Class B or Class C shares of the Oppenheimer fund described in this section if the  proceeds  are  invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

          V.  Special  Sales Charge  Arrangements  for  Shareholders  of Certain
     Oppenheimer  Funds Who Were  Shareholders of Connecticut  Mutual Investment
     Accounts, Inc.

          The initial and contingent  deferred sale charge rates and waivers for
     Class A and Class B shares described in the respective  Prospectus (or this
     Appendix)  of the  following  Oppenheimer  funds  (each is referred to as a
     "Fund" in this section):

     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund

          are modified as described below for those Fund  shareholders  who were shareholders of the following funds (referred to as the "Former Connecticut
     Mutual Funds") on March 1, 1996,  when  OppenheimerFunds,  Inc.  became the investment adviser to the Former Connecticut Mutual Funds:

     Connecticut Mutual Liquid Account      Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account
     CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account      CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

          |X| Class A Contingent Deferred Sales Charge.  Certain shareholders of a Fund and the  other  Former  Connecticut  Mutual  Funds are  entitled  to continue to make additional  purchases of Class A shares at net asset value without  a Class  A  initial  sales  charge,  but  subject  to the  Class A contingent deferred sales charge that was in effect prior to March 18, 1996
     (the "prior Class A CDSC").  Under the prior Class A CDSC,  if any of those shares are redeemed within one year of purchase, they will be assessed a 1%
     contingent  deferred  sales charge on an amount equal to the current market value or the  original  purchase  price of the shares  sold,  whichever  is smaller (in such  redemptions,  any shares not subject to the prior Class A
     CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:

          1)  persons  whose  purchases  of Class A shares  of a Fund and  other
     Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases  pursuant to the Fund's policies on
     Combined  Purchases or Rights of Accumulation,  who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

          2) persons  whose  intended  purchases  under a Statement of Intention entered into prior to March 18, 1996,  with the former general  distributor of the  Former  Connecticut  Mutual  Funds to  purchase  shares  valued  at
     $500,000 or more over a 13-month  period entitled those persons to purchase shares at net asset  value  without  being  subject  to the Class A initial sales charge

          Any of the Class A shares of a Fund and the other  Former  Connecticut
     Mutual  Funds that were  purchased  at net asset  value  prior to March 18,
     1996, remain subject to the prior Class A CDSC, or if any additional shares are  purchased by those  shareholders  at net asset value  pursuant to this arrangement they will be subject to the prior Class A CDSC.

          |X| Class A Sales Charge Waivers.  Additional Class A shares of a Fund may be  purchased  without a sales  charge,  by a person who was in one (or more) of the  categories  below and acquired  Class A shares prior to March
     18, 1996, and still holds Class A shares:

          1) any purchaser,  provided the total initial  amount  invested in the
     Fund or any one or more of the  Former  Connecticut  Mutual  Funds  totaled
     $500,000 or more,  including  investments  made  pursuant  to the  Combined
     Purchases,  Statement  of  Intention  and Rights of  Accumulation  features available at the time of the initial  purchase and such investment is still held in one or more of the Former  Connecticut  Mutual Funds or a Fund into which such Fund merged;

          2) any  participant  in a  qualified  plan,  provided  that the  total initial  amount  invested by the plan in the Fund or any one or more of the
     Former Connecticut Mutual Funds totaled $500,000 or more;

          3) Directors of the Fund or any one or more of the Former  Connecticut
     Mutual Funds and members of their immediate families;

          4) employee  benefit plans sponsored by Connecticut  Mutual  Financial
     Services,  L.L.C. ("CMFS"), the prior distributor of the Former Connecticut
     Mutual Funds, and its affiliated companies;

          5) one or more  members  of a group of at  least  1,000  persons  (and persons who are  retirees  from such group)  engaged in a common  business, profession, civic or charitable endeavor or other activity, and the spouses and minor  dependent  children  of such  persons,  pursuant  to a marketing program between CMFS and such group; and

          6) an institution  acting as a fiduciary on behalf of an individual or
     individuals,   if  such   institution  was  directly   compensated  by  the
     individual(s)  for  recommending  the purchase of the shares of the Fund or any  one or more of the  Former  Connecticut  Mutual  Funds,  provided  the institution had an agreement with CMFS.

          Purchases of Class A shares made  pursuant to (1) and (2) above may be subject  to  the  Class  A CDSC  of the  Former  Connecticut  Mutual  Funds
     described above.

          Additionally,  Class A shares  of a Fund may be  purchased  without  a sales  charge by any holder of a variable  annuity  contract  issued in New
     York  State by  Connecticut  Mutual  Life  Insurance  Company  through  the
     Panorama  Separate Account which is beyond the applicable  surrender charge period  and  which  was  used  to fund a  qualified  plan,  if that  holder exchanges the variable annuity  contract  proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

          In addition to the  waivers  set forth in the  Prospectus  and in this
     Appendix,  above,  the contingent  deferred sales charge will be waived for redemptions  of Class A and Class B shares of a Fund and exchanges of Class
     A or Class B shares  of a Fund  into  Class A or Class B shares of a Former
     Connecticut  Mutual Fund provided that the Class A or Class B shares of the
     Fund to be redeemed or exchanged  were (i) acquired prior to March 18, 1996 or (ii) were  acquired  by  exchange  from an  Oppenheimer  fund that was a
     Former  Connecticut  Mutual Fund.  Additionally,  the shares of such Former
     Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

          1) by the estate of a deceased shareholder;

          2) upon  the  disability  of a  shareholder,  as  defined  in  Section
     72(m)(7) of the Internal Revenue Code;

          3)  for  retirement   distributions  (or  loans)  to  participants  or
     beneficiaries  from  retirement  plans  qualified  under Sections 401(a) or
     403(b)(7)of  the Code, or from IRAs,  deferred  compensation  plans created under Section 457 of the Code, or other employee benefit plans;

          4) as tax-free  returns of excess  contributions to such retirement or employee benefit plans;

          5) in whole or in part, in  connection  with shares sold to any state, county, or city, or any instrumentality,  department,  authority, or agency thereof,  that is prohibited by  applicable  investment  laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

          6) in  connection  with the  redemption of shares of the Fund due to a combination  with  another  investment  company  by  virtue  of  a  merger, acquisition or similar reorganization transaction;

          7) in  connection  with the Fund's  right to  involuntarily  redeem or liquidate the Fund;

          8) in  connection  with  automatic  redemptions  of Class A shares and
     Class B shares in certain retirement plan accounts pursuant to an Automatic
     Withdrawal  Plan but  limited  to no more  than 12% of the  original  value annually; or

          9) as involuntary  redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

               VI.  Special  Reduced  Sales  Charge for Former  Shareholders  of
          Advance America Funds, Inc.

               Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S.
          Government  Trust,  Oppenheimer  Strategic Income Fund and Oppenheimer
          Capital  Income Fund who  acquired  (and still  hold)  shares of those funds as a result of the  reorganization  of series of Advance America
          Funds,  Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance  America  Funds,  Inc. on March 30,  1990,  may
          purchase Class A shares of those four  Oppenheimer  funds at a maximum sales charge rate of 4.50%.

     VII.  Sales Charge  Waivers on  Purchases of Class M Shares of  Oppenheimer
           Convertible Securities Fund

               Oppenheimer  Convertible  Securities  Fund  (referred  to as  the
          "Fund" in this  section)  may sell  Class M shares at net asset  value without any initial  sales charge to the classes of  investors  listed below  who,  prior to March  11,  1996,  owned  shares  of the  Fund's then-existing  Class A and were  permitted to purchase those shares at net asset value without sales charge:

               |_| the Manager and its affiliates,

               |_| present or former officers, directors, trustees and employees
          (and their "immediate  families" as defined in the Fund's Statement of
          Additional  Information)  of the Fund, the Manager and its affiliates, and  retirement  plans  established  by them or the  prior  investment advisor of the Fund for their employees,

               |_|  registered   management  investment  companies  or  separate
          accounts of insurance  companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,

               |_|  dealers  or  brokers  that have a sales  agreement  with the
          Distributor,  if they  purchase  shares for their own  accounts or for retirement plans for their employees,

               |_| employees and registered  representatives (and their spouses)
          of dealers or brokers  described in the preceding section or financial institutions  that have  entered  into sales  arrangements  with those
          dealers  or  brokers  (and  whose   identity  is  made  known  to  the
          Distributor)  or with  the  Distributor,  but  only  if the  purchaser certifies  to the  Distributor  at  the  time  of  purchase  that  the purchaser meets these qualifications,

               |_| dealers,  brokers, or registered investment advisors that had
          entered  into  an  agreement   with  the   Distributor  or  the  prior
          distributor of the Fund specifically  providing for the use of Class M shares of the Fund in specific  investment  products made available to their clients, and

               |_| dealers,  brokers or registered  investment advisors that had entered into an agreement with the Distributor or prior distributor of the  Fund's  shares to sell  shares to defined  contribution  employee retirement plans for which the dealer,  broker, or investment  advisor provides administrative services.

               1 Certain  waivers  also  apply to Class M shares of  Oppenheimer
          Convertible Securities Fund.

               2 In the  case  of  Oppenheimer  Senior  Floating  Rate  Fund,  a
          continuously-offered   closed-end   fund,   references  to  contingent
          deferred  sales charges mean the Fund's Early  Withdrawal  Charges and references to "redemptions" mean "repurchases" of shares.

               3 An  "employee  benefit  plan"  means  any plan or  arrangement, whether or not it is  "qualified"  under the  Internal  Revenue  Code, under  which  Class N  shares  of an  Oppenheimer  fund or  funds  are purchased  by a fiduciary  or other  administrator  for the account of participants  who are employees of a single  employer or of affiliated employers.  These may include, for example,  medical savings accounts, payroll  deduction  plans or similar plans.  The fund accounts must be registered  in the name of the fiduciary or  administrator  purchasing the shares for the benefit of participants in the plan.

     4 The term "Group  Retirement  Plan" means any  qualified or  non-qualified retirement  plan for  employees of a  corporation  or sole  proprietorship, members and employees of a partnership or  association  or other  organized group of persons (the members of which may include  other  groups),  if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs,  SARSEPs,  SIMPLE plans and 403(b) plans other than plans for public school  employees.  The term "Group  Retirement
     Plan" also includes qualified  retirement plans and non-qualified  deferred compensation  plans and IRAs that purchase shares of an Oppenheimer fund or funds  through  a single  investment  dealer,  broker  or  other  financial institution that has made special arrangements with the Distributor.

     5  However,  that  concession  will not be paid on  purchases  of shares in amounts of $1 million or more  (including any right of  accumulation)  by a
     Retirement Plan that pays for the purchase with the redemption  proceeds of
     Class C shares of one or more  Oppenheimer  funds held by the Plan for more than one year.

     6 This provision does not apply to IRAs.

     7 This  provision  does  not  apply  to  403(b)(7)  custodial  plans if the participant is less than age 55, nor to IRAs.

     8 The  distribution  must be  requested  prior to Plan  termination  or the elimination  of the  Oppenheimer  funds as an  investment  option under the
     Plan.

     9 This provision does not apply to IRAs.

     10 This provision does not apply to loans from  403(b)(7)  custodial  plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

     11 This  provision  does not  apply  to  403(b)(7)  custodial  plans if the participant is less than age 55, nor to IRAs.

Oppenheimer Developing Markets Fund

Internet Website:
         www.oppenheimerfunds.com

Investment Advisor
         OppenheimerFunds, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10080

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10080

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1.800.CALL OPP (225.5677)

Custodian Bank
         JPMorgan Chase Bank
         4Chase Metro Tech Center
         Brooklyn, New York 11245

Independent Auditors
         KPMG LLP
         707 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel
      Mayer, Brown, Rowe & Maw LLP
      1675 Broadway
      New York, NY 10019-5820

(OppenheimerFunbds logo)
PX0785.001.1003